Exhibit 10.24

EXCHANGE AGREEMENT
This EXCHANGE AGREEMENT (this “Agreement”), is made and entered into as of January 31, 2018, by and among NORTHERN OIL AND GAS, INC., a Minnesota corporation (the “Company”), and each of the holders listed on Schedule A attached hereto (collectively, the “Noteholders” and each, a “Noteholder”). Capitalized terms not defined herein shall have the meaning assigned to them in the Second Lien Notes term sheet set forth on Exhibit A attached hereto (the “Term Sheet”).
RECITALS
WHEREAS, the Company has issued and outstanding (i) $500,000,000 aggregate principal amount of 8.000% Senior Notes due 2020 (the “Notes”), issued pursuant to that certain Indenture, dated as of May 18, 2012 (as supplemented as of the date hereof, the “2012 Indenture”) between the Company and Wilmington Trust, National Association, as Trustee (the “Trustee”), and (ii) $200,000,000 aggregate principal amount of Notes, issued pursuant to that certain Indenture, dated as of May 18, 2015 (together with the 2012 Indenture, the “Indentures”) between the Company and the Trustee;
WHEREAS, each Noteholder is the Beneficial Owner of the aggregate principal amount of Notes set forth opposite its name on Schedule A attached hereto;
WHEREAS, the Parties have determined to enter into this Agreement, pursuant to which, amongst other things, each Noteholder shall transfer to the Company, and the Company shall acquire, directly or indirectly, all of the Notes held by such Noteholder in exchange for, (i) the aggregate principal amount of Senior Secured Second Lien Notes of the Company, issued pursuant to an indenture (the “Second Lien Notes Indenture”) on the terms specified in the Term Sheet (the “Second Lien Notes”), set forth opposite its name on Schedule A attached hereto and (ii) the number of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) set forth opposite its name on Schedule A attached hereto, which number of shares of Common Stock is subject to adjustment pursuant to Section 9(j)(i) hereof (the “Exchange Transaction”);
WHEREAS, in connection with the Exchange Transaction, the Company and the Noteholders have entered into this Agreement, and, at the Closing, (i) the Company and the Noteholders desire to enter into the Registration Rights Agreement and (ii) the Company and Robert B. Rowling, Cresta Investments, LLC, Cresta Greenwood, LLC and TRT Holdings, Inc. (collectively, “TRT”) desire to enter into an amended and restated letter agreement in substantially the form of Exhibit B attached hereto (the “TRT Governance Agreement” and, collectively with the Second Lien Notes Indenture and the other Note Documents (as defined herein), the “Transaction Documents”) in accordance herewith;
WHEREAS, the Company has received subscription agreements from each of Bahram Akradi, Michael L. Reger, TRT Holdings, Inc., Todd Slawson Trust and Michael L. O’Shaughnessy (the “Investors”), in substantially the form of Exhibit C attached hereto (the “Subscription Agreements”), pursuant to which the Investors have agreed to purchase (subject to the terms and conditions specified therein) an aggregate of $40.0 million of Common Stock; and
WHEREAS, the Company intends to raise at least $156.0 million in total value prior to or contemporaneously with the Closing, which shall be comprised of (A) at least 50% in new cash contributions from the sale of Common Stock, including the up to $40.0 million of commitments received under the Subscription Agreements; and (B) no more than 50% from the fair market value (as determined by an opinion of a reputable valuation or investment bank mutually acceptable to both the Company and the Noteholders) of additional assets acquired by the Company on or prior to the Closing, which assets shall represent non-operating interests in oil and gas properties in the Williston Basin shale play (such transactions (other than pursuant to Incentive Plan Awards), the “Equity Raise”).

AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Exchange and Purchase. Subject to the terms and conditions set forth in this Agreement, at the Closing each Noteholder will assign, transfer and deliver to the Company all of its right, title and interest in and to all of the Existing Notes set forth opposite its name on Schedule A attached hereto free and clear of all Liens, against issuance and delivery, or payment, to such Noteholder, which shall be in full satisfaction of all obligations of the Company under the Existing Notes, of (i) the aggregate principal amount of Second Lien Notes set forth opposite its name on Schedule A attached hereto, (ii) the number of shares of Common Stock (the “Shares”) set forth opposite its name on Schedule A attached hereto (subject to adjustment pursuant to Section 9(j)(i) hereof), and (iii) an amount in U.S. dollars (the “Cash Payment”) equal to the accrued (but unpaid) interest, from and including the most recent date to which interest has been paid pursuant to the terms of the Notes and the Indentures to but excluding the date of the Closing, on the aggregate principal amount of Existing Notes set forth opposite its name on Schedule A attached hereto.

2.Closing and Closing Deliveries. The closing of the Exchange Transaction (the “Closing”) shall take place at the offices of Kirkland & Ellis LLP, 609 Main Street, Houston, Texas 77002, at 10:00 a.m., local time, on the third Business Day following the satisfaction or, to the extent permitted by applicable law, waiver of the conditions set forth in Section 6 below (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by applicable law, waiver of those conditions), unless another date, time or place is agreed to in writing by the parties hereto.

At the Closing:
(a)the Company shall:

(i)deliver to each Noteholder’s custodian by means of book-entry transfer, which custodian shall be designated in writing by such Noteholder not less than five (5) Business Days prior to the Closing, Second Lien Notes representing the aggregate principal amount of Second Lien Notes issuable to such Noteholder as determined pursuant to Section 1;

(ii)deliver to each Noteholder’s custodian by means of book-entry transfer, which custodian shall be designated in writing by such Noteholder not less than five (5) Business Days prior to the Closing, Common Stock representing the aggregate number of Shares issuable to such Noteholder as determined pursuant to Section 1;

(iii)pay to each Noteholder, by wire transfer of immediately available funds to such account or accounts as designated by each Noteholder at least five (5) Business Days prior to the Closing, the Cash Payment payable to such Noteholder as determined pursuant to Section 1;

(iv)deliver to the Noteholders a counterpart of the registration rights agreement (the “Registration Rights Agreement”) in the form attached hereto as Exhibit D duly executed by the Company;

(v)deliver to TRT a counterpart of the TRT Governance Agreement duly executed by the Company; and

(vi)deliver to the Noteholders all definitive documentation in respect of the Second Lien Notes in accordance with the Documentation Principles (the “Note Documents”), including, without limitation:

(A)customary closing and security documentation, including but not limited to: (I) executed copies of each security document that the Obligors are to execute in connection with the Second Lien Notes, in each case in form and substance reasonably satisfactory to the Trustee and the Noteholders and subject to the Documentation Principles (the “Security Documents”), together with (i) subject to the Senior Lien ICA, certificates representing the capital stock pledged pursuant to the Security Documents, accompanied by undated stock powers executed in blank, or evidence that such certificates and related stock powers were delivered to the First Lien Agent, (ii) proper financing statements, duly prepared for filing under the Uniform Commercial Code of all relevant jurisdictions of incorporation, and (iii) completed lien searches, dated on or as of a recent date before the Closing, listing all effective financing statements filed in the relevant jurisdictions of each Obligor’s jurisdiction of incorporation and any other jurisdictions reasonably requested by the Noteholders that name any

Obligor as debtor, together with copies of such financing statements, and not evidencing any liens not permitted by the Note Documents and (II) executed mortgages and deeds of trust, in each case in form and substance reasonably satisfactory to the Trustee and the Noteholders and subject to the Documentation Principles, covering the value of the oil and gas properties required to be pledged as described under the section entitled “Ranking and Collateral” as set forth in the Term Sheet;

(B)(I) customary certificates from each of the Obligors, including, without limitation, a solvency certificate from the chief financial officer of the Company in the form attached as Exhibit G hereto, (II) a certificate (or certificates) of the due formation, valid existence and good standing of each Obligor in its state of organization, issued by the appropriate authorities of such jurisdiction, (III) customary legal opinions reasonably requested by the transfer agent for the Common Stock (the “Transfer Agent”) or the Trustee (including customary perfection opinions and local counsel opinion forms for mortgages), in each case in form and substance reasonably satisfactory to the Transfer Agent, the Trustee and the Noteholders’ counsel, (IV) certificates or binders evidencing insurance for each of the Obligors in effect on the Closing in form and substance reasonably satisfactory to the Trustee and the Noteholders and (V) all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act, to the extent requested at least five (5) Business Days prior to the Closing;

(C)a consent of the lenders under the Credit Facility (and/or amendment to the terms thereof) to permit the Exchange Transaction and to waive any mandatory prepayment which would be triggered by the Equity Raise, which consent shall be in form and substance reasonably satisfactory to the Noteholders and their counsel (the “Credit Facility Consent”); and

(D)evidence reasonably satisfactory to the Noteholders that a minimum of $156.0 million of total value has been funded, or closed in the case of contributions of assets, pursuant to (and in accordance with) the Equity Raise (including the up to $40.0 million of Common Stock subscriptions pursuant to the Subscription Agreements).

(b)the Noteholders shall:

(i)effect by book entry, in accordance with the applicable procedures of The Depository Trust Company, the delivery to the Company (or its trustee or designee) of all of the Existing Notes set forth opposite the relevant Noteholder’s name on Schedule A attached hereto and all other documents and instruments reasonably requested by the Company to effect the transfer of the Existing Notes to the Company;

(ii)deliver to the Company a counterpart of the TRT Governance Agreement duly executed by TRT; and

(iii)deliver to the Company a counterpart of the Registration Rights Agreement duly executed by each Noteholder.

3.Representations and Warranties of the Noteholders. Each Noteholder, severally and not jointly, nor jointly and severally, represents and warrants to the Company as follows:

(a)Title to Notes and Holding Period. Such Noteholder is the sole Beneficial Owner of the aggregate principal amount of Notes set forth opposite its name on Schedule A hereto (“Existing Notes”) and for purposes of Rule 144(d) under the Securities Act, such Noteholder has either (i) held such Existing Notes for at least one (1) year, or will satisfy such holding period requirement as of the Closing or (ii) acquired such Existing Notes from a person who was not and has not been in the ninety (90) days prior to the sale, an affiliate of the Company (as such term is defined in Rule 144 under the Securities Act) and, as a result of tacking the holding period of prior non-affiliate purchasers, has held the Exchange Notes for at least one (1) year, or will satisfy such holding period requirement at Closing. The Existing Notes set forth opposite the name of a Noteholder on Schedule A hereto are held by such Noteholder free and clear of all Liens, and none of the Noteholder or any Affiliate of such Noteholder owns or holds beneficially or of record any Notes (or any rights or interests of any nature whatsoever in or with respect to any Notes) other than Existing Notes set forth on Schedule A hereto. Except for this Agreement, the TRT Agreements and the Cooperation Agreement, such Noteholder is not party to or bound by any contract, option or other arrangement or understanding with respect to the purchase, sale, delivery, transfer, gift, pledge, hypothecation, encumbrance, assignment or other disposition or acquisition of (including by operation of law) any Notes (or any rights or interests of any nature whatsoever in or with respect to any Notes), or as to voting, agreeing or consenting (or abstaining therefrom) with respect to any amendment to or waiver of any terms of, or taking any action whatsoever with respect to, the Notes and/or the Indentures.

(b)Existence; Authority; Binding Effect. Such Noteholder is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization. Such Noteholder has full legal capacity, power and authority to execute and deliver this Agreement, the other Transaction Documents and any other agreements or instruments executed or to be executed by it in connection herewith and to consummate the transactions contemplated herein and therein. The execution, delivery and performance by such Noteholder of this Agreement, the other Transaction Documents and any other agreements or instruments executed or to be executed and delivered by such Noteholder in connection herewith, and the consummation of the transactions contemplated hereby and thereby by such Noteholder, have been duly and validly authorized and approved by the board of directors or other governing body of such Noteholder, and no other actions on the part of such Noteholder are necessary in respect thereof. This Agreement is, and each of the other Transaction Documents and the other agreements and instruments executed hereunder by such Noteholder in connection herewith will be, a valid and binding obligation of such Noteholder, in each case, to the extent party thereto, enforceable in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) (collectively, the “Enforceability Exceptions”).

(c)No Violation. None of the execution and delivery of this Agreement, any of the other Transaction Documents or any other agreements or instruments executed and delivered by such Noteholder in connection herewith, nor the performance of any obligations hereunder or thereunder by such Noteholder, including the exchange of the Notes pursuant to this Agreement, will conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under or result in the creation of any lien upon the Notes held by such Noteholder under (i) the organizational documents of such person, including any limited liability company agreement, certificate of incorporation or bylaws or similar agreement; (ii) any law, order, writ, injunction or decree applicable to such Noteholder or by which any property or asset of such Noteholder is bound or affected; or (iii) any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligation to which such Noteholder is a party or by which such Noteholder or any property or asset of such Noteholder is bound or affected, except, in the case of clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults, events, losses, payments, cancellations, encumbrances, or other occurrences that are not, individually or in the aggregate, reasonably expected to prevent or materially delay the Closing or the performance by such Noteholder of any of its obligations under this Agreement or any other Transaction Document to which it is or will be a party.

(d)Consents and Approvals. No consent, approval, order or authorization of, or registration, declaration, filing with or notice to, any governmental entity or any other Person is required to be obtained, made or given by or with respect to such Noteholder in connection with the execution and delivery of this Agreement, any other Transaction Document or other agreements or instruments executed and delivered hereunder or thereunder by such Noteholder, or the performance of any obligations hereunder or thereunder by such Noteholder, including the exchange of the Notes.

(e)Transfer Restrictions. The offer and sale of the Shares and the Second Lien Notes to be issued pursuant to this Agreement (the “New Securities”) are intended to be exempt from registration pursuant to Section 4(a)(2) of the Securities Act. Such Noteholder acknowledges and agrees that except with respect to the restrictions on transfer of the Shares set forth in Section 5(a)(ii) hereof (and for any restrictions which may apply to any Noteholder that is an affiliate of the Company within the meaning of Rule 144 under the Securities Act), assuming the accuracy of the representations and warranties of the Noteholders in Section 3(a) hereof, the New Securities are intended to be freely transferable under the Securities Act.

(f)Ability to Bear Risk and Sophistication. Such Noteholder understands that the Exchange Transaction and ownership and investment in the New Securities, involves substantial risk. Such Noteholder has such knowledge and experience in financial and business matters, and its financial situation is such, that it is capable of evaluating the merits and risks of its participation in the Exchange Transaction and of bearing the economic risk of its investment in the New Securities (including the complete loss of such investment).

(g)Qualified Institutional Buyer or Accredited Investor Status. Such Noteholder is either (i) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or (ii) an “accredited investor” within the meaning of Rule 501 under the Securities Act, and is each case is acquiring the New Securities for investment purposes and solely for its account and not with a view to further distribution or resale in violation of the Securities Act.

(h)Advice. Such Noteholder has completed its own independent inquiry and has relied fully upon the advice of its own legal counsel, accountant, financial and other advisors in determining the legal, tax, financial and other consequences of this Agreement and the transactions contemplated hereby and the suitability of this Agreement and the transactions contemplated hereby for such Noteholder and its particular circumstances.

(i)Certain Information. The information concerning beneficial ownership of the Notes or Common Stock provided by such Noteholder for inclusion or incorporation by reference in the Proxy Statement will not, at the time it is filed with the SEC or first mailed or delivered to the Company’s stockholders, at the time of any amendments or supplements thereto and at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. Such Noteholder agrees to provide such information as the Company may reasonably request for purposes of preparing the Proxy Statement, including without limitation information about the Persons who exercise voting and dispositive authority with respect to the New Securities.

(j)No Other Representations or Warranties. Except for the representations and warranties contained in Section 4 hereof, none of the Company nor any Affiliate or Representative of the Company nor any other Person has made or is making any representation or warranty of any kind or nature whatsoever, oral or written, express or implied with respect to the Company, this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby and such Noteholder disclaims any reliance on any representation or warranty of the Company or any Affiliate or Representative thereof except for the representations and warranties expressly set forth in Section 4 hereof.

(k)No Broker’s Fees. Such Noteholder has not incurred nor become liable for any broker’s commission or finder’s fee relating to the transactions contemplated by this Agreement.

4.Representations and Warranties of the Company. The Company represents and warrants to the Noteholders, as of the date hereof and as of the Closing, as follows:

(a)Existence; Authority; Binding Effect. The Company is (i) duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization and has full power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and (ii) duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for any such failures to be so qualified or licensed and in good standing as that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on the Company. The execution and delivery of this Agreement, the Subscription Agreements, each other Transaction Document and any other agreements or instruments executed or to be executed and delivered in connection herewith, and the consummation of the transactions contemplated hereby and thereby, by the Company, including the issuance and delivery of the New Securities to the Noteholders pursuant to this Agreement, have been duly and validly authorized and approved by the board of directors of the Company and no other actions on the part of the Company are necessary in respect thereof other than (i) the Requisite Affirmative Vote for each of (A) the proposal presented for the approval of the issuance of the Shares and the shares of Common Stock issuable pursuant to the Equity Raise for purposes of NYSE American Rules 713(a)-(b) and 705 in connection with the consummation of the transactions contemplated by this Agreement (the “NYSE American Approval”) and (B) the proposal presented at the Stockholders Meeting for the reincorporation of the Company in Delaware and approval of the Certificate of Incorporation (the “Delaware Charter”) in the form attached hereto as Exhibit E (the “Delaware Charter Approval” and, collectively with the NYSE American Approval, the “Shareholder Approvals”) and (ii) the approval of the board of directors of the Company after conversion into a Delaware corporation. This Agreement is, and each other Transaction Document and the other agreements and instruments executed hereunder by the Company in connection herewith will be, a valid and binding obligation of the Company, enforceable in accordance with its respective terms, except as enforcement thereof may be limited by the Enforceability Exceptions.

(b)No Violation. None of the execution, delivery or, upon receipt of the NYSE American Approval and, with respect to the Exchange Transaction and the Equity Raise, upon receipt of the Shareholder Approvals and Credit Facility Consent, performance of this Agreement, each of the other Transaction Documents, the Equity Raise and each of the other agreements or instruments executed and delivered by the Company in connection herewith, will conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under or give rise to a right of termination, cancellation, modification or acceleration of any obligation or to a loss of a benefit under, or result in the creation of any lien upon any of the properties or assets of the Company under (i) the certificate of incorporation, bylaws or similar organizational documents of the Company; (ii) the Credit Facility or any loan and collateral documents in connection therewith; (iii) the Indentures; (iv) any law, order, writ, injunction or decree applicable to the Company or by which any property or asset of the Company is bound or affected; or (v) any other note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligation to which the Company is a party or by which the Company or any property or asset of the Company is bound or affected, except, in the case of clauses (iv) and (v), for any such conflicts, violations, breaches, defaults, events, losses, payments, cancellations, encumbrances, or other occurrences that are not, individually or in the aggregate, reasonably expected to (A) have a material adverse effect on the assets, liabilities, condition (financial or otherwise), business, prospects or results of operations of the Company taken as a whole, or (B) impair, prevent or materially delay the performance by the Company of any of its obligations under this Agreement or any other Transaction Document to which it is or will be a party (collectively, (A) and (B), a “Material Adverse Effect”).

(c)Consents and Approvals. No consent, approval, order or authorization of, or registration, declaration, filing with or notice to, any governmental entity or any other Person is required to be obtained, made or given by or with respect to the Company in connection with the execution and delivery of this Agreement, the Equity Raise (including the Subscription Agreements), any other Transaction Documents or other agreements or instruments executed and delivered hereunder by the Company, or the performance of any obligations hereunder or thereunder by the Company, except for (i) the NYSE American Approval, (ii) the filing of the Delaware Charter with the Delaware Secretary of State subject to receipt of the Delaware Charter Approval, (iii) the filing of the Proxy Statement with the SEC, (iv) the recording and filing of financing statements, mortgages, deeds of trust and similar collateral filings as required by the Note Documents, (v) the Credit Facility Consent and (vi) such other filings by the Company with the SEC as are appropriate in connection with or required by the federal and state securities laws and rules and regulations thereunder in connection with the transactions contemplated hereby.

(d)Capitalization.

(i)As of the date of this Agreement, (A) the authorized capital stock of the Company consists of 142,500,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share; (B) (x) 66,823,480 shares of Common Stock are issued and outstanding and (y) no shares of preferred stock of the Company are issued and outstanding; and (C) all outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all applicable preemptive, participation, rights of first refusal and other similar rights. Upon the Closing, the Company will have the authorized capitalization set forth in the Delaware Charter.

(ii)Other than pursuant to this Agreement and the Equity Raise (including the Subscription Agreements), and other than shares of Common Stock issued or issuable pursuant to option awards, stock appreciation right awards, restricted stock awards, stock unit awards, cash incentive awards or other stock-based awards or rights granted under the Company’s 2013 Incentive Plan (or any predecessor plan), as the same may be amended from time to time (the “Incentive Plan Awards”), there are (A) no securities, options, warrants, calls, pre-emptive exchange, conversion, purchase or subscription rights, or other rights, agreements, arrangements or commitments of any kind, contingent or otherwise, that could require the Company to issue, sell or otherwise cause to become outstanding, any shares of capital stock or other equity or debt interest in the Company or require the Company to grant or enter into any such option, warrant, call, subscription, conversion, purchase or other right, agreement, arrangement or commitment, and no authorization has been given therefor, and (B) no commitments or agreements of any kind to which the Company is bound obligating the Company to either (x) repurchase, redeem or otherwise acquire any shares of the Company’s capital stock or any of the Notes (other than to the extent required by the Indentures or in connection with the vesting or exercise of Incentive Plan Awards) or (y) accelerate the vesting or exercisability of any instrument referred to in clause (A) of this paragraph as a result of this Agreement, either alone or upon the occurrence of any additional subsequent events.

(e)Issuance of the Second Lien Notes. At the Closing, the Second Lien Notes Indenture will have been duly authorized by the Company, and when duly executed by the Company, will constitute a valid and binding agreement of the Company, enforceable according to its terms, subject to the Enforceability Exceptions, and, when the Second Lien Notes are authenticated in the manner provided for in the Second Lien Notes Indenture and delivered against the Notes exchanged therefore in accordance with the terms of this Agreement, the Second Lien Notes will constitute valid and binding agreements of the Company, enforceable in accordance with their terms, except as the enforcement thereof may be limited by the Enforceability Exceptions, and free of restrictions on transfer other than restrictions that may arise under U.S. federal or state securities laws.

(f)Issuance of the Shares. Upon issuance in accordance herewith, the Shares issuable hereunder will be duly authorized, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under the Transaction Documents or restrictions that may arise under U.S. federal or state securities laws. All of the Common Stock to be issued in the Equity Raise, upon payment against delivery in accordance with the terms of the Subscription Agreements and the other instruments executed in connection with the Equity Raise, will be duly authorized, validly issued, fully paid and nonassessable.

(g)No Preemptive Rights. Except for in connection with the Equity Raise (including the Subscription Agreements) and the Incentive Plan Awards, there are no preemptive rights or other rights to subscribe for or to purchase any equity securities of the Company.

(h)Subsidiaries. The Company does not have any subsidiaries and does not own any beneficial interest, directly or indirectly, in any corporation, partnership, joint venture or other business entity.

(i)Offering. Subject to the accuracy of each Noteholder’s representations and warranties in Section 3(e), (f), (g) and (h) hereof, the offer, exchange, purchase and issuance of the New Securities to each of the Noteholders constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and will be issued in compliance with all applicable federal and state securities laws. The Company is conducting the Exchange Transaction in good faith and not as part of a plan to avoid the registration requirements of the Securities Act. For the purposes of Rule 144 under the Securities Act, the Company acknowledges that, assuming the accuracy of each Noteholder’s representations and warranties hereunder, the holding period of the New Securities may be tacked onto the holding period of the Existing Notes and the Company agrees not to take a position contrary thereto.

(j)Resale under Rule 144A. As of Closing, the Second Lien Notes will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and the SEC Documents as of their respective date, contain or will contain all the information that, if requested by a prospective purchaser of the New Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(k)No Solicitation. No form of general solicitation or advertising (within the meaning of Regulation D under the Securities Act) has been or will be used by the Company or any of its Representatives in connection with the offer or sale of any of the New Securities, including, without limitation, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(l)Tender Offer Rules. The Exchange Transaction does not constitute a tender offer nor is it otherwise subject to regulation under Section 14E of the Exchange Act.

(m)Exclusivity. The Company is not a party to any documentation, agreements, arrangements or understandings (oral or written) with any other person (other than this Agreement) with respect to the purchase, sale or other disposition of the New Securities or the acquisition, repurchase or exchange of the Notes.

(n)SEC Documents. The Company has timely filed all required reports, schedules, forms, certifications, prospectuses, and registration, and other statements with the SEC since January 1, 2016 (collectively, the “SEC Documents”). As of their respective effective dates and as of their respective SEC filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, the Securities Act and the Sarbanes-Oxley Act of 2002, as the case may be, applicable to such SEC Documents, and none of the SEC Documents as of such respective dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(o)Equity Commitments. As of the date hereof, the Company has received commitments from the Investors to purchase $40.0 million of Common Stock pursuant to the Subscription Agreements (subject to the terms and conditions specified therein). The Subscription Agreements are in full force and effect. At or prior to Closing, the Company will receive at least $156.0 million of total value in connection with (and in accordance with) the Equity Raise, which shall be comprised of (A) at least 50% in new cash contributions from the sale of Common Stock (including the up to $40.0 million of commitments pursuant to the Subscription Agreements); and (B) no more than 50% from the fair market value (as determined by an opinion of a reputable valuation or investment bank mutually acceptable to both the Company and the Noteholders) of additional assets acquired by the Company on or prior to the Closing, which assets shall represent non-operating interests in oil and gas properties in the Williston Basin shale play.

(p)Registration Rights. As of the date of this Agreement and except as disclosed in the SEC Documents, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. The Company has not granted registration rights to any Person that would provide such Person rights which are materially superior to the Noteholders’ rights with respect to any registration pursuant to the Registration Rights Agreement.

(q)Litigation. There are no actions, suits, claims, inquiries, investigations or proceedings by or before any arbitrator or Governmental Authority (each of the foregoing, a “Proceeding”) pending against or, to the knowledge of the Company, threatened in writing against the Company (i) not fully covered by insurance (except for normal deductibles), as to which there is a reasonable possibility of an adverse determination that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (ii) that involve any Transaction Documents or the Exchange Transaction or (iii) that seek to prevent, hinder, modify, delay or challenge the transactions contemplated hereby or any action taken or to be taken pursuant hereto.

(r)Insurance. The Company maintains, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. At the Closing, the loss payable clauses or provisions in said insurance policy or policies insuring any of the collateral for the Second Lien Notes are endorsed in favor of and made payable to the Trustee as its interests may appear, and such policies name the Trustee as “additional insureds” and provide that the insurer will endeavor to give at least ten (10) calendar days prior notice of any cancellation to the Trustee. The Company does not own any Building or Manufactured (Mobile) Home that constitutes Mortgaged Property for which the Company has not delivered to the Trustee evidence reasonably satisfactory to the Trustee that (i) the Company maintains flood insurance for such Building or Manufactured (Mobile) Home that is reasonably satisfactory to the Trustee or (ii) such Building or Manufactured (Mobile) Home is not located in a Special Flood Hazard Area.

(s)Location of Business and Offices. The Company’s jurisdiction of organization is Minnesota; the name of the Company as listed in the public records of its jurisdiction of organization, as of the date hereof, is Northern Oil and Gas, Inc.; and the organizational identification number of the Company in its jurisdiction of organization is 3896342-5 (or, in each case, as set forth in a written notice delivered to the Noteholders). The Company’s principal place of business and chief executive office is located at the address specified in Section 9(b) hereof (or as set forth in a written notice delivered to the Noteholders).

(t)Gas Imbalances, Prepayments. On a net basis there are no gas imbalances, take or pay or other prepayments which would require the Company to deliver Hydrocarbons produced from the oil and gas properties at some future time without then or thereafter receiving full payment therefor exceeding one-half bcf of gas (on an mcf equivalent basis) in the aggregate.

(u)Marketing of Production. Except for contracts listed and in effect on the date hereof on Schedule B attached hereto, no material agreements exist which are not cancelable on 60 days’ notice or less without penalty or detriment for the sale of production from the Company’s Hydrocarbons (including without limitation calls on or other rights to purchase, production, whether or not the same are currently being exercised) that (i) pertain to the sale of production at a fixed price and (ii) have a maturity or expiry date of longer than six (6) months from the date thereof.

(v)Swap Agreements. As of the date hereof, Schedule C attached hereto sets forth a true and complete list of all Swap Agreements of the Company, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

(w)Solvency. After giving effect to the transactions contemplated hereby, (i) the aggregate assets (after giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement), at a fair valuation, of the Company, taken as a whole, will exceed the aggregate Debt of the Company on a consolidated basis, as the Debt becomes absolute and matures, (ii) the Company will not have incurred or intended to incur, and will not believe that it will incur, Debt beyond its ability to pay such Debt (after taking into account the timing and amounts of cash to be received by the Company and the amounts to be payable on or in respect of its liabilities, and giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement) as such Debt becomes absolute and matures and (iii) the Company will not have (and will have no reason to believe that it will have thereafter) unreasonably small capital for the conduct of its business.

(x)Security Documents. As of the Closing and upon the due execution thereof by the Company, (i) the Security Documents will create in favor of the Trustee, for the benefit of the Noteholders, a legal, valid and enforceable security interest in the Mortgaged Properties and proceeds thereof, subject, in the case of enforceability, to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and fair dealing and (ii) the Secured Obligations (as defined below) will thereafter be secured by legal, valid and enforceable, perfected second priority Liens in favor of the Trustee, covering and encumbering the Mortgaged Properties, to the extent perfection has occurred or will occur, by the recording of a mortgage, the filing of a UCC financing statement or, with respect to Equity Interests represented by certificates, by possession (in each case, to the extent available in the applicable jurisdiction); provided that, except in the case of pledged Equity Interests or as otherwise provided herein, Liens permitted by the Note Documents may exist. For purposes of this clause (v), “Secured Obligations” shall mean any and all amounts owing or to be owing by any Obligor whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising (a) to the Trustee or any Noteholder under any Note Document and (b) all renewals, extensions and/or rearrangements of the foregoing.

(y)No Integration. Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the New Securities in a manner that would require registration of the New Securities under the Securities Act.

(z)No Broker’s Fees. Except for the Evercore Engagement Letter, the Company is not party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Noteholder for a brokerage commission, finder’s fee or like payment in connection with the Exchange Transaction.

(aa)Payment of Expenses. As of the date hereof, the Company has paid all of the Noteholders’ fees, disbursements and expenses due and payable by the Company as of the date hereof in accordance with Section 5(f) hereof (including, for the avoidance of doubt, all fees, disbursements and expenses that have been invoiced by Kirkland & Ellis LLP).

(bb)    Additional Representations. The representations and warranties contained in Sections 7.06 (Environmental Matters), 7.07 (Compliance with the Laws and Agreements; No Defaults), 7.08 (Investment Company Act), 7.09 (Taxes), 7.10 (ERISA), 7.13 (Restriction on Liens), 7.16 (Properties; Titles, Etc.), 7.17 (Maintenance of Properties), 7.23 (International Operations), 7.24 (Anti-Corruption Laws, Sanctions, OFAC), 7.25 (Casualty Events) and 7.28 (Payment by Purchasers of Production) of the Credit Facility as in effect on the date hereof are expressly incorporated herein, mutatis mutandis and are deemed to be made at such times as the representations and warranties of the Company are made hereunder; provided that references to “Material Adverse Effect” therein shall be deemed to be “Material Adverse Effect” as defined herein.

(cc)    No Other Representations or Warranties. Except for the representations and warranties contained in Section 3 hereof or in the other Transaction Documents, none of the Noteholders nor any Affiliate or Representative of the Noteholders has made or is making any representation or warranty of any kind or nature whatsoever, oral or written, express or implied with respect to the Noteholders, this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby and the Company disclaims any reliance on any representation or warranty of any Noteholder or any Affiliate or Representative thereof except for the representations and expressly set forth in Section 3 hereof or in the other Transaction Documents.

5.Covenants of the Company and of the Noteholders.

(a)Restrictions on Acquisition and Transfer.

(i)From the date hereof until the earlier of (A) the termination of this Agreement, (B) April 30, 2018 and (C) the Closing, each Noteholder agrees that it shall not, and it shall cause each of its Affiliates not to, except pursuant to the terms of this Agreement, directly or indirectly (x) sell, deliver, transfer, give, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, delivery, transfer, gift, pledge, hypothecation, encumbrance, assignment or other disposition (including by operation of law) of any Existing Notes (or any rights or interests of any nature whatsoever in or with respect to any Existing Notes), or as to voting, agreeing or consenting (or abstaining therefrom) with respect to any amendment to or waiver of any terms of, or taking any other action whatsoever with respect to, the Existing Notes and/or the Indentures, or (y) agree (whether or not in writing) to take any of the actions referred to in the foregoing clause (x) of this Section 5(a)(i). Notwithstanding the foregoing, the restrictions set forth in this Section 5(a)(i) shall not prohibit the sale, transfer, assignment or other disposition of any Existing Notes pursuant to Section 9(i) hereof.

(ii)From the date hereof until the earlier of (A) the termination of this Agreement and (B) 90 calendar days after the date of Closing (the “Lock-up Period”), each Noteholder agrees that it shall not, and it shall cause each of its Affiliates not to, directly or indirectly, (x) offer for sale, sell, pledge or otherwise dispose of any of the Shares, or (y) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Shares, whether any such transaction described in clause (x) or (y) of this Section 5(a)(ii) is to be settled by delivery of the Shares or other securities, in cash or otherwise; provided, however, this Section 5(a)(ii) shall not restrict transfers of Shares, or any security convertible into Shares, to a Permitted Transferee, provided that such Permitted Transferee agrees to be bound by the terms of this Section 5(a)(ii).

(b)Press Release. The Company and each Noteholder agree that the Company shall issue a press release and a Form 8-K containing all material non-public information within the meaning of the federal securities laws related to the Exchange Transaction and otherwise complying with the Non-Disclosure Agreement, in form and substance reasonably acceptable to the Company and the Noteholders, announcing the Exchange Transaction prior to the opening of the financial markets in New York City no later than the Business Day immediately after the date hereof.

(c)Equity Raise. The Company shall keep the Noteholders reasonably apprised with respect to the discussions related to the Equity Raise, including any changes to the proposed pricing or other terms. The Company shall not modify the Subscription Agreements without the consent of the Noteholders (including, without limitation, any waiver of any lock-up periods contained therein) and shall enforce all of its rights thereunder. Other than conditions customary in private placements of equity securities, the Equity Raise shall not be subject to any material conditions precedent other than the consummation of the Exchange Transaction. The Company shall not use any proceeds from the Equity Raise to repay any indebtedness, including the Credit Facility or any other Notes (other than the cash payments required under this Agreement). In connection with the Equity Raise, the Company shall not grant any registration rights to any Person that would provide such Person rights which are materially superior to the Noteholders’ rights with respect to any registration pursuant to the Registration Rights Agreement. Additionally, the Company shall not enter into any contract, agreement or understanding with any person that would give rise to a valid claim against any of them for a brokerage commission, finder’s fee or like payment in connection with the Equity Raise in excess of 4.0% of the gross proceeds of the Equity Raise, which for the avoidance of doubt shall not be payable in respect of any amounts raised pursuant to the Subscription Agreements.

(d)Proxy Statement. The Company agrees to use its commercially reasonable efforts to prepare and file with the SEC as soon as practicable a proxy statement to be sent to holders of the Common Stock in connection with a meeting of holders of the Common Stock (including any adjournment or postponement thereof, the “Stockholders Meeting”) to consider the NYSE American Approval, the Delaware Charter Approval and such other matters as the Company in its reasonable determination may present at the Stockholders Meeting (the “Proxy Statement”). The Proxy Statement shall comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder. The Company will, (1) at least five (5) Business Days prior to the initial anticipated filing of the Proxy Statement or any amendment or supplement thereto (or, in the case of an amendment, supplement or definitive form of the Proxy Statement that does not materially differ from the previously provided Proxy Statement, as far in advance as is reasonably practicable in the circumstances), furnish to the Noteholders copies of such documents proposed to be filed and (2) use its commercially reasonable efforts to address in each such document prior to being so filed with the SEC such comments as such Noteholder or its counsel reasonably shall propose within two (2) Business Days of receipt of such copies by the Noteholder. The Company shall use its commercially reasonable efforts to (A) clear any comments provided by the SEC with respect to the Proxy Statement as promptly as reasonably practicable after receipt thereof, and (B) mail or otherwise deliver (or cause to be mailed or otherwise delivered) the Proxy Statement to the holders of the Company’s Common Stock promptly after, and hold the Stockholders Meeting for the purposes of obtaining the Shareholder Approvals not later than sixty (60) calendar days after, (x) the first Business Day following the 10th calendar day after the Proxy Statement in preliminary form has been filed with the SEC if the SEC has not informed the Company that it intends to review the Proxy Statement by such 10th calendar day or (y) the 10th calendar day after the SEC has informed the Company that it has no further comments on the Proxy Statement. The board of directors of the Company shall not withdraw, qualify or modify in a manner adverse to the Noteholders, or publicly propose to withdraw, qualify or modify in a manner adverse to the Noteholders, its recommendation of the Shareholder Approvals. The Company shall not postpone or adjourn the Stockholders Meeting without the consent of the Noteholders.

(e)Listing. Subject to receipt of the NYSE American Approval, the Company shall use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and the rules and policies of the NYSE American to cause the Shares to be approved for listing on the NYSE American, subject to official notice of issuance (the “Listing”).

(f)Payment of Expenses. The Company shall pay or cause to be paid, in a timely manner, the Company’s fees, disbursements and expenses incurred in connection with the issuance of the New Securities, the Noteholders’ fees, disbursements and expenses incurred in connection with the Exchange Transaction, including the fees, disbursements and expenses of their respective advisors, counsel, accountants and other experts. For the avoidance of doubt, the Company acknowledges and agrees that it will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with preparation and negotiation of this Agreement, the other Transaction Documents and the other agreements and instruments entered into in connection herewith, and the issuance of the New Securities; (ii) the reasonable and documented fees, disbursements and expenses of Kirkland & Ellis LLP and local counsel in each relevant jurisdiction, as counsel to the Noteholders, in connection with preparation and negotiation of this Agreement, the other Transaction Documents (including, without limitation, the Security Documents) and the other agreements and instruments entered into in connection herewith, and the issuance of the New Securities; (iii) all fees and expenses associated with the preparation, filing and distribution of the Proxy

Statement for, and the holding of, the Stockholders Meeting, (iv) all fees and expenses associated with the Listing; and (v) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 5(f). The Company shall also pay or cause to be paid, in a timely manner, the fees, disbursements and expenses of Kirkland & Ellis LLP, as counsel to the Noteholders, incurred in connection with any amendment, waiver or consent related to this Agreement or the other Transaction Documents (whether or not such amendment or waiver becomes effective).

(g)Rule 144A Information. While the Second Lien Notes remain outstanding and may be considered, if traded pursuant to Rule 144A, “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which the Company is not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Second Lien Notes and bona fide prospective purchasers of the Second Lien Notes designated by such holders, upon the request of such holders or such bona fide prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

(h)Tax Treatment. Unless otherwise required by applicable law, the Company and the Noteholders agree to treat each of the Notes and the Second Lien Notes as “securities” for purposes of Sections 354, 355 and 356 of the Internal Revenue Code of 1986, as amended, and the Exchange Transaction as a “recapitalization” under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended.

(i)Bylaws. The Company shall provide the Noteholders and their counsel a draft of any amended and restated bylaws expected to be adopted by the board of directors of the Company initially in connection with the reincorporation of the Company in Delaware and shall provide counsel to the Noteholders an opportunity to review and comment on the amended and restated bylaws.

6.Conditions to Closing.

(a)The obligation of each party to effect the Exchange Transaction, and to execute and deliver documents, at the Closing is subject to the satisfaction at or prior to the Closing of the following conditions:

(i)each of the Shareholder Approvals and all necessary board approvals for the Exchange Transaction, the Equity Raise, the Transaction Documents and any other transaction related thereto, shall have been obtained by the Company;

(ii)the Shares shall have been approved for listing on the NYSE American, subject to official notice of issuance, and any other regulatory or governmental approval required to consummate the Exchange Transaction or the transactions contemplated under the Transaction Documents shall have been obtained by the Company; and

(iii)no Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and precludes consummation of the transactions contemplated hereby. No statute, rule, regulation, order, injunction or decree shall have been enacted, entered, promulgated or enforced by any Governmental Authority that prohibits or makes illegal this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby.

(b)The obligation of the Noteholders to effect the Exchange Transaction, and to execute and deliver (or cause to be executed and delivered) documents, at the Closing is subject to the satisfaction at or prior to the Closing of the following conditions:

(i)Concurrently or prior to the Closing, the Company shall have raised at least $156.0 million in total value from the Equity Raise, with such receipt of funds or assets not subject to any conditions precedent which have not otherwise been satisfied on the Closing, other than the concurrent consummation of the Exchange Transaction;

(ii)the reincorporation of the Company in Delaware shall have occurred and the Company shall have filed the Delaware Charter with the Secretary of State of the State of Delaware and the board of directors of the Company shall have adopted amended and restated bylaws of the Company, in form and substance reasonably satisfactory to the Noteholders and their counsel;

(iii)the representations and warranties of the Company contained in Section 4 hereof shall be true and correct in all respects as of the date of this Agreement and, excepting Section 4(s) hereof, as of the Closing, with the same force and effect as though made on and as of such date;

(iv)the Company shall have delivered a certificate signed on behalf of the Company by an authorized officer of the Company in the form attached hereto as Exhibit F;

(v)the Company shall have delivered or paid, as applicable to the Noteholders, in accordance with Section 2(a) hereof, each of the items required to be delivered or paid by the Company pursuant to Section 2(a), in form and substance reasonably satisfactory to each of the Noteholders and their counsel (except that the intercreditor agreement with the agent under the Credit Facility shall be a customary intercreditor agreement reasonably acceptable to the Noteholders and negotiated by the Noteholders in good faith);

(vi)the Company shall have performed or complied with, in all material respects, its covenants required to be performed or complied with as of the Closing under this Agreement, except for the covenants set forth in Section 2(a) (to the extent required to be complied with at or prior to the Closing) hereof which the Company shall have performed and complied with in all respects;

(vii)no Material Adverse Effect shall have occurred since the date of this Agreement;

(viii)the Company shall have paid all fees and expenses due and payable by the Company as of Closing in accordance with Section 5(f);

(ix)there shall be no pending litigation and, to the knowledge of the Company, there shall be no threatened litigation, action, proceeding, investigation or labor controversy, in each case by any Governmental Authority, other securityholder of the Company or other Person which purports to affect the legality, validity or enforceability of this Agreement or any of the Transaction Documents; and

(x)no default or event of default shall (A) have occurred and be continuing under any Note Document, the Credit Facility, any loan or collateral document in connection therewith or either Indenture or (B) result from the issuance of the Second Lien Notes, the entry into any Transaction Document or the consummation of the Exchange Transaction or the other transactions contemplated under this Agreement or any Transaction Document.

(c)The obligation of the Company to effect the Exchange Transaction, and to execute and deliver documents at the Closing is subject to the satisfaction at or prior to the Closing of the following additional conditions:

(i)the representations and warranties of each Noteholder contained in Section 3(a) hereof shall be true and correct in all respects, and all other representations and warranties of each Noteholder contained in Section 3 hereof shall be true and correct in all material respects, on and as of the date hereof and as of the Closing, with the same force and effect as though made on and as of such date (except to the extent any representation or warranty includes the word “material,” Material Adverse Effect or words of similar import, with respect to which such representation or warranty, or applicable portions thereof, must have been true and correct in all respects);

(ii)each Noteholder shall have delivered to the Company, in accordance with Section 2(b) hereof, each of the items required to be delivered by such Noteholder pursuant to Section 2(b); and

(iii)each Noteholder shall have performed or complied with, in all material respects, its covenants required to be performed or complied with as of Closing under this Agreement, except for the covenants set forth in Section 2(b) hereof which each Noteholder shall have performed and complied with in all respects.

7.Termination.

(a)This Agreement may be terminated:

(i)by either the Company or the Noteholders, upon delivery of written notice of termination to the other Party, if the Closing has not occurred on or before May 31, 2018, (the “End Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 7(a)(i) shall not be available to a party if the inability to satisfy any of the conditions to Closing was due primarily to the failure of such party to perform any of its obligations under this Agreement;

(ii)by the Noteholders, upon written notice of termination to the Company, if (A) the Company has breached or failed to perform any of its covenants or other agreements contained in this Agreement to be complied with by it such that the closing condition set forth in Section 6(b)(iv) would not be satisfied, (B) there exists a breach of any representation or warranty of the Company contained in Section 4 of this Agreement such that the Closing condition set forth in Section 6(b)(iii) would not be satisfied, and in the case of each of clauses (A) and (B) above, such breach, failure to perform or failure to satisfy such Closing condition, as applicable, (x) has not been waived by the Noteholders or cured on or before the earlier of thirty (30) days after receipt by the Company of written notice thereof or the End Date or (y) is incapable of being cured by the Company by the End Date, or (C) (1) the Company shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or under any other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, manager, trustee, examiner or other custodian for all or a substantial part of its property or shall make any assignment for the benefit of creditors, or (2) the Company shall be unable, or shall fail generally, or shall admit in writing its inability, generally to pay its debts or obligations when due;

(iii)by the Noteholders, upon written notice of termination to the Company, if a Default or an Event of Default exists under the Credit Facility or the Indentures, as applicable, and, in either case, such Default or Event of Default has not been cured (with the effect of any such cure being that such Default or Event of Default no longer exists after giving effect to any such cure and, as a result, the agent and lenders under the Credit Facility or the Trustee or the holders under the Indentures no longer have the right to exercise remedies under the Credit Facility or the Indentures, as applicable, conditioned upon the occurrence and existence of any Default or Event of Default with respect to such Default or Event of Default) or waived (with the effect of any such waiver being that the agent and lenders under the Credit Facility or the Trustee or the holders under the Indentures, after giving effect to any such waiver no longer have the right to exercise any remedies under the Credit Facility or the Indentures, as applicable, conditioned upon the occurrence and existence of a Default or Event of Default with respect to such Default or Event of Default) by the agent or lenders (as required by the Credit Facility) or by the Trustee or the holders (as required by the Indentures), under the Credit Facility or the Indentures, as applicable, on or before the earlier of thirty (30) days after receipt by the Company of written notice thereof or the End Date; or

(iv)by either the Company, upon delivery of written notice of termination to the Noteholders, or the Noteholders, upon delivery of written notice of termination to the Company, at any time on or after the first Business Day after the date of conclusion of the Stockholders Meeting (such first date after the date of conclusion of the Stockholders Meeting, the “Termination Date”) if the NYSE American Approval has not been obtained, giving effect to any postponement or adjournment thereof; provided, however, that the Company shall not be entitled to terminate this Agreement pursuant to this Section 7(a)(iv) if (1) the Company is in material breach of this Agreement as of the Termination Date or (2) any breach of this Agreement by the Company has caused the NYSE American Approval to not be obtained.

(b)Effect of Termination. In the event of termination of this Agreement by any Party as provided in Section 7(a), this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any Party (or any other person) with respect to this Agreement or the transactions contemplated in this Agreement or any other Transaction Document; provided, however, that notwithstanding the foregoing, (a) no such termination shall relieve a Party from any breach by such Party prior to such termination and (b) the provisions of Section 3(j), Section 4(cc), Section 5(f), this Section 7(b) and Section 9 (other than Section 9(j)) shall survive such termination.

8.Indemnification.

(a)Indemnification by the Company. The Company agrees to indemnify each of the Noteholders and their respective Representatives (each, a “Noteholder Indemnified Party” and, collectively, the “Noteholder Indemnified Parties”) from costs, losses, liabilities, damages, or expenses, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever (including the reasonable and documented fees and disbursements of counsel and all other reasonable and documented expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them), whether or not involving a Third-Party Claim, as a result of, arising out of, or resulting from (i) the failure of any of the representations or warranties made by the Company contained in this Agreement or any certificate delivered pursuant to this Agreement to be true and correct in all material respects as of the date made (except to the extent any representation or warranty includes the word “material,” Material Adverse Effect or words of similar import, with respect to which such representation or warranty, or applicable portions thereof, must have been true and correct in all respects) or (ii) the breach of any covenants of the Company contained in this Agreement; provided, that, in the case of the immediately preceding clause

(i), such claim for indemnification is made prior to the expiration of the survival period of such representation or warranty set forth in Section 8(f) hereof; provided, however, that for purposes of determining when an indemnification claim has been made, the date upon which a Noteholder Indemnified Party shall have delivered written notice (stating in reasonable detail the basis of the claim for indemnification) to the Company shall constitute the date upon which such claim has been made. No Noteholder Indemnified Party shall be entitled to recover special, indirect, exemplary, speculative or punitive damages under this Section 8(a); provided, however, that such limitation shall not prevent any Noteholder Indemnified Party from recovering under this Section 8(a) for any such damages to the extent that such damages are direct damages in the form of diminution in value or payable to a third party in connection with any Third-Party Claims.

(b)Indemnification by the Noteholders. Each Noteholder agrees to, severally and not jointly, indemnify the Company and its Representatives (each a “Company Indemnified Party” and, collectively, the “Company Indemnified Parties”) from, and hold each of them harmless against, any and all actions, suits, proceedings (including any investigations, litigation or inquiries), demands, and causes of action, and, in connection therewith, and promptly upon demand, pay or reimburse each of them for all costs, losses, liabilities, damages, or expenses of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel and all other reasonable expenses incurred in connection with investigating, defending or preparing to defend any such matter that may be incurred by them or asserted against or involve any of them), whether or not involving a Third-Party Claim, as a result of, arising out of, or resulting from (i) the failure of any of the representations or warranties made by such Noteholder contained in this Agreement or any certificate delivered pursuant to this Agreement to be true and correct in all material respects as of the date made (except to the extent any representation or warranty includes the word “material,” Material Adverse Effect or words of similar import, with respect to which such representation or warranty, or applicable portions thereof, must have been true and correct in all respects) or (ii) the breach of any of the covenants of such Noteholder contained in this Agreement; provided, that, in the case of the immediately preceding clause (i), such claim for indemnification relating to a breach of any representation or warranty is made prior to the expiration of the survival period of such representation or warranty; provided, however, that for purposes of determining when an indemnification claim has been made, the date upon which a Company Indemnified Party shall have delivered written notice (stating in reasonable detail the basis of the claim for indemnification) to the applicable Noteholder shall constitute the date upon which such claim has been made; provided, further, that the liability of a Noteholder shall not be greater in amount than the aggregate principal amount of Notes set forth opposite its name on Schedule A attached hereto. No Company Indemnified Party shall be entitled to recover special, indirect, exemplary, speculative or punitive damages under this Section 8(b); provided, however, that such limitation shall not prevent any Company Indemnified Party from recovering under this Section 8(b) for any such damages to the extent that such damages are direct damages in the form of diminution in value or payable to a third party in connection with any Third-Party Claims.

(c)Indemnification for Certain Fees. The Company agrees that it will indemnify and hold harmless each Noteholder from and against any and all claims, demands, or liabilities for broker’s, finder’s, placement, or other similar fees or commissions incurred by the Company or alleged to have been incurred by the Company in connection with the Exchange Transaction or the consummation of the transactions contemplated by this Agreement and the other Transaction Documents.

(d)Indemnification Procedures. Promptly after any Company Indemnified Party or Noteholder Indemnified Party, as the case may be (the “Indemnified Party”), has received notice of any indemnifiable claim hereunder, or the commencement of any action, suit or proceeding by a third person, which the Indemnified Party believes in good faith is an indemnifiable claim under this Agreement (each a “Third-Party Claim”), the Indemnified Party shall give the indemnitor hereunder (the “Indemnifying Party”) written notice of such Third-Party Claim or the commencement of such action, suit or proceeding, but failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any liability it may have to such Indemnified Party hereunder except to the extent that the Indemnifying Party is prejudiced by such failure. Such notice shall state the nature and the basis of such Third-Party Claim to the extent then known. The Indemnifying Party shall have the right to defend and settle, at its own expense and by its own counsel who shall be reasonably acceptable to the Indemnified Party, any such matter as long as the Indemnifying Party pursues the same diligently and in good faith. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in all commercially reasonable respects in the defense thereof and the settlement thereof. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records and other information reasonably requested by the Indemnifying Party and in the Indemnified Party’s possession or control; provided that such disclosure would not affect any privilege relating to the Indemnified Party or result in a violation of law or any confidentiality obligation; provided, further, that such requesting party shall, if reasonably requested by the Indemnified Party, enter into a reasonably and customary confidentiality agreement relating to such request. Such cooperation of the Indemnified Party shall be at the cost of the Indemnifying Party. After the Indemnifying Party has notified the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability; provided, however, that the Indemnified Party shall be entitled (i) at its expense, to participate in the defense of such asserted liability and the negotiations of the settlement thereof and (ii) if (A) the Indemnifying

Party has failed to assume the defense or employ counsel reasonably acceptable to the Indemnified Party or (B) if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and counsel to the Indemnified Party shall have concluded that there may be reasonable defenses available to the Indemnified Party that are different from or in addition to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, then the Indemnified Party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the Indemnifying Party as incurred. Notwithstanding any other provision of this Agreement, (x) the Indemnifying Party shall not settle any indemnified Third-Party Claim without the consent of the Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), unless the settlement thereof imposes no liability or obligation on, and includes a complete release from liability of, and does not include any admission of wrongdoing or malfeasance by, the Indemnified Party and (y) the Indemnified Party shall not settle any indemnified Third-Party Claim without the consent of the Indemnifying Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(e)Sole and Exclusive Remedy. Except as provided in Section 9(m) hereof, this Section 8 will provide the exclusive remedy against the Company or any Noteholder, as applicable, for any breach of any representation, warranty, covenant or other claim arising out of or relating to this Agreement, the other Transaction Documents and/or the transactions contemplated hereby.

(f)Survival. All representations, warranties and agreements of the parties made in this Agreement shall survive for twenty-four (24) months following the Closing; provided, however, that the representations and warranties contained in Section 3(a), Sections 4(a), (b) and (c) and the agreements set forth in Section 5(f), this Section 8(f) and Sections 9(e), (f) and (g) shall survive indefinitely (each such survival period as provided in this sentence, a “Survival Period”). The indemnifications set forth in Section 8(a), (b) and (c) shall terminate in accordance with the applicable Survival Period, except that any matters for which a specific written claim for indemnity has been delivered to the Indemnifying Party on or before the termination of the applicable Survival Period shall survive until the final resolution of such claim.

9.Miscellaneous.

(a)Amendments and Waivers. Amendments or modifications to this Agreement may only be made, and compliance with any term, covenant, agreement, condition or provision set forth herein may only be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon the written consent of each party hereto.

(b)Notices. All notices, requests, consents, reports and demands shall be in writing, shall be deemed effectively given upon receipt and shall be hand delivered, sent by facsimile or other electronic transmission (provided confirmation of receipt of the transmission is mechanically or electronically generated and kept on file by the sending party), or mailed, postage prepaid, to the Noteholders at the applicable addresses and facsimile numbers or email addresses or to the Company at the address set forth below or, in each case, to such other address and/or facsimile number as may be furnished in writing to the other parties hereto:
If to the Company:
Northern Oil and Gas, Inc.
601 Carlson Pkwy - Suite 990
Minnetonka, Minnesota 55305
Attention: Chief Financial Officer
Facsimile No.: (952) 476-9801

with a copy to:
Jones Day
250 Vesey Street
New York, New York 10281
Attention: Scott J. Greenberg
Facsimile: (212) 755-7306
Email: sgreenberg@jonesday.com
If to the Noteholders:

Email: NOG_AdHoc@kirkland.com
with a copy to:
Kirkland & Ellis LLP
300 North LaSalle
Chicago, Illinois 60654
Attention: Steven N. Serajeddini
Facsimile: (312) 862-2200
Email: steven.serajeddini@kirkland.com
(c)Titles and Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

(d)Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which together shall constitute but one and the same instrument. Multiple counterparts of this Agreement may be delivered via facsimile or other electronic means, with the intention that they shall have the same effect as an original counterpart hereof.

(e)Governing Law; Jurisdiction; Jury Trial. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to any choice of law rules (whether of the State of New York or any other jurisdictions) to the extent such rules would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(f)Limitation on Damages. Notwithstanding anything to the contrary in this Agreement, in no event shall a Party be liable under this Agreement to any other Party or its Representatives (under Section 8 or otherwise) for (i) any exemplary or punitive damages or (ii) any special, consequential, incidental or indirect damages or lost profits, except (A) in the case of clause (ii), to the extent any such damages or lost profits would otherwise be recoverable under applicable law in an action for breach of contract or (B) in the case of clause (i) or clause (ii), any such damages or lost profits that are included in any Third-Party Claim against an Indemnified Party for which such Indemnified Party is entitled to indemnification under this Agreement.

(g)Entire Agreement. This Agreement, including the Schedules and Exhibits hereto and the other Transaction Documents (which are an integral part hereof), embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, Representatives or Affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents. It is the intent of the parties hereto that any and all representations, warranties, covenants, agreements and obligations of the Noteholders hereunder shall, in each and every respect, be several only, and neither joint, nor joint and several. In connection with this Agreement, the Noteholders are only acting in their capacity as holders of Notes and do not constitute a “group” for purposes of Section 13(d) under the Exchange Act, or for any other purpose, with any other person. Nothing in this Agreement shall be interpreted to implicate the provisions of the Minnesota Business Corporation Act (the “MBCA”), including the provisions of Section 302A.673 of the MBCA, it being understood that such provisions shall immediately cease to apply upon the Company reincorporating in Delaware at or prior to Closing, as contemplated herein.

(h)Certain Definitions and Interpretive Principles. Capitalized terms in this Agreement shall have the meanings specified below, or as specified elsewhere in this Agreement, for all purposes hereof. The following terms, as used in this Agreement, shall have the meanings as set forth below:

(i)“Affiliate” or “Affiliated” means, with respect to a specified Person, any other Person, directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person; provided, however, that the Company, Affiliates of the Company, any portfolio company of the Noteholders or any Affiliates of any portfolio company of the Noteholders (which entities are not otherwise Affiliates of the Noteholders and would only be deemed Affiliates pursuant to their relationship with one or more portfolio companies of the Noteholders) shall not be deemed an Affiliate of any Noteholder.

(ii)“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

(iii)“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The term “Beneficially Owned” has a corresponding meaning.

(iv)“Building” has the meaning assigned to such term in the applicable Flood Insurance Regulations.

(v)“Business Day” means any day other than a day on which banks are permitted or required to be closed in New York City.

(vi) “Capital Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder, provided that all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (the “ASU”) shall continue to be accounted for as operating leases for purposes of all financial definitions for purpose of this Agreement (whether or not such operating lease obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with the ASU (on a prospective or retroactive basis or otherwise) to be treated as capitalized lease obligations in the financial statements of the Company.

(vii)“Cooperation Agreement” means the Cooperation Agreement, dated November 13, 2017, by and among the Noteholders.

(viii)“Control,” “Controlling” or “Controlled” means, as to a specified Person, the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(ix)“Credit Facility” means the Term Loan Credit Agreement, dated as of November 1, 2017 (as in effect on the date hereof), by and among Northern Oil and Gas, Inc., TPG Specialty Lending, Inc. as administrative agent and collateral agent, and each of the lenders party thereto.

(x)“Debt” means, for any Person, each of the following (without duplication): (A) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments; (B) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (C) all (i) accounts payable and (ii) accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property or services, in each case (other than deferred purchase price obligations in connection with the acquisition of oil and gas properties), which are greater than ninety (90) days past the date of invoice other than those which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (D) all obligations of such Person under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Debt is assumed by such Person; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of such Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt or Property of others; (i) all obligations of such Person to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements, take or pay arrangements for the gathering, processing or transportation of production, or other similar arrangements, in each case in the ordinary course of business; (j) obligations of such Person to pay for goods or services even if such goods or services are not actually received or utilized by such Person; (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; and (l) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.

(xi)“Default” shall have the meaning given such term in the Credit Facility.

(xii)“Event of Default” shall have the meaning given such term in the Credit Facility.

(xiii)“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

(xiv)“Evercore Engagement Letter” means the letter agreement, dated as of June 5, 2017, between the Company and Evercore Group L.L.C., as amended as of January 4, 2018.

(xv)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder.

(xvi)“Family Member” means, with respect to any Noteholder or an Affiliate of such Noteholder, such person’s spouse, domestic partner, parents, parents-in-law, siblings, children, grandchildren and any other natural person who occupies the same principal residence as the undersigned (other than a tenant or employee), and the spouses, domestic partners, descendants and ancestors of each of the foregoing.

(xvii)“FEMA” means the Federal Emergency Management Agency, a component of the United States Department of Homeland Security.

(xviii)“Flood Insurance Regulations” means (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994 (amending 42 USC § 4001, et seq.), as the same may be amended or recodified from time to time, and (d) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.

(xix)“GAAP” means United States generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession that are in effect from time to time, applied on a consistent basis for the periods involved.

(xx)“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over the Company, any of its Properties, or any Noteholder.

(xxi)“Governmental Requirement” means any applicable law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, whether now or hereinafter in effect, including, environmental laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

(xxii)“Hydrocarbon Interests” means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, fee interests, surface interests, mineral fee interests, overriding royalty interests and other royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

(xxiii)“Hydrocarbons” means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom and all other minerals which may be produced and saved from or attributable to the oil and gas properties of the Obligors, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests of the Obligors or other properties constituting oil and gas properties of the Obligors.

(xxiv)“Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of oil and gas properties. The term “Lien” shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, the Company shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

(xxv)“Manufactured (Mobile) Home” has the meaning assigned to such term in the applicable Flood Insurance Regulation.

(xxvi)“Mortgaged Property” means any Property owned by any Obligor which is subject to the Liens existing and to exist under the terms of the Security Documents.

(xxvii)“Non-Disclosure Agreements” means the Confidentiality Agreement, dated as of January 30, 2018, between the Company and the Noteholders.

(xxviii)“NYSE American” means the NYSE American Exchange.

(xxix)“Party” or “party” means the Company or the Noteholders, and “Parties” and “parties” mean the Company and the Noteholders.

(xxx)“Permitted Transferee” means, with respect to any Noteholder, (a) an Affiliate of any Noteholder or any investment fund or other entity controlled or managed by any Noteholder; (b) any trust for the primary benefit of the Family Members of such Noteholder; provided that, in each case, either (i) such Noteholder or (ii) a bona fide third-party trustee continues to hold, directly or indirectly, 100% of the voting interests of such trust until the death or legal incapacity of such Noteholder; (c) any entity of which such Noteholder and any Permitted Transferees or Family Members of such Noteholder collectively are beneficial owners of 100% of the equity interests; provided that either (i) such Noteholder or (ii) a bona fide third-party trustee continues to hold, directly or indirectly, 100% of the voting interests of such entity until the death or legal incapacity of such Noteholder; or (d) any trust or non-profit corporation that (i) has obtained recognition of its tax exempt status under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, and (ii) is controlled by such Noteholder.

(xxxi)“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

(xxxii)“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including cash, securities, accounts and contract rights.

(xxxiii)“Representatives” means, with respect to any Person, such Person’s Affiliates, directors, officers, partners, employees, members, managers, agents, advisors (including attorneys, accountants, consultants and financial advisors and any representatives of a Person’s advisors) and other representatives.

(xxxiv)“Requisite Affirmative Vote” means, with respect to the NYSE American Approval and the Delaware Charter Approval, the affirmative vote of the greater of (i) a majority of the shares of Common Stock present in person or by proxy at the Stockholders Meeting and entitled to vote or (2) a majority of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the Stockholders Meeting.

(xxxv)“SEC” means the U.S. Securities and Exchange Commission.

(xxxvi)“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder.

(xxxvii)“Special Flood Hazard Area” means an area that FEMA’s current flood maps indicate has at least a one percent (1%) chance of a flood equal to or exceeding the base flood elevation (a 100-year flood) in any given year.

(xxxviii)“Synthetic Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease.

(xxxix)“Swap Agreement” means any agreement (including each confirmation under any master agreements) with respect to any swap, cap, collar, put, call, floor, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, and whether settled physically or financially, involving, or settled by reference to, one or more interest rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company shall be a Swap Agreement.

(xl)“TRT Agreements” means (A) the Agreement, dated January 2, 2015, by and among Robert B. Rowling, Cresta Investments, LLC, Cresta Greenwood, LLC, TRT Holdings, Inc. and the Company and (B) the Agreement, dated January 25, 2017, by and among TRT Holdings, Inc., Cresta Investments, LLC, Cresta Greenwood, LLC, Robert Rowling, Michael Popejoy, Michael Frantz and the Company, as amended by the TRT Governance Agreement.

(xli)The words such as “herein,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The singular shall include the plural, and vice versa, unless the context otherwise requires. The masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.

(i)Parties in Interest; Assignment. This Agreement binds and inures solely to the benefit of each party hereto and its successors and assigns and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. The rights and obligations hereunder may be transferred or assigned by the Noteholders in connection with the sale, transfer, assignment or other disposition of any Existing Notes; provided that (a) the Company is given written notice prior to such transfer or assignment, stating the name and address of each such transferee or assignee and identifying the aggregate principal amount of Existing Notes being sold, transferred, assigned or otherwise disposed of and (b) each such transferee or assignee (I) assumes in writing responsibility for its portion of the obligations of such Noteholder under this Agreement by executing a joinder agreement in the form attached hereto as Exhibit H, (II) is either (A) an “accredited investor” as defined in Regulation D under the Securities Act or (B) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and (III) is not an affiliate of the Company within the meaning of Rule 144 under the Securities Act.

(j)Adjustments.

(i)To the extent that the Company issues or sells any Common Stock, at or prior to Closing, under the Equity Raise with any material terms (excluding for this purpose, any lock-up provisions) that are superior to the Exchange Transaction with respect to the Noteholders, such Noteholders shall be entitled to receive such terms in connection with the Exchange Transaction, including but not limited to, if the Common Stock issued or sold as part of the Equity Raise is issued or sold at a gross price lower than $3.00 per share, the number of Shares to be issued in the Exchange Transaction shall equal (A) the number of Shares set forth opposite each Noteholder’s name on Schedule A attached hereto, multiplied by (B) the quotient of $3.00 divided by the lowest gross price at which any such share of Common Stock is issued or sold under the Equity Raise.

(ii)If at any time after the date of this Agreement and prior to the Closing, any change in the outstanding shares of capital stock of the Company (or any other securities convertible therefor or exchangeable thereto) shall occur as a result of any reclassification, stock split (including a reverse stock split), combination, exchange or readjustment of shares, or any stock dividend or stock distribution, or any similar event, in each case, other than pursuant to the transactions contemplated by this Agreement, the number of Shares issuable hereunder or as contemplated hereby and the price thereof, and any other similarly dependent items shall be equitably adjusted to provide the same economic effect as contemplated by this Agreement prior to such action.

(k)Severability. In the event that one or more provisions of this Agreement shall be deemed or held to be invalid, illegal or unenforceable in any respect under any applicable law, this Agreement shall be construed with the invalid, illegal or unenforceable provision deleted, and the validity, legality and enforceability of the remaining provisions contained herein shall not be affected or impaired thereby.

(l)Further Assurances. From time to time, as and when requested by either party, the other party will execute and deliver, or cause to be executed and delivered, all such documents and instruments as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(m)Specific Performance. It is understood and agreed by the parties hereto that money damages would not be a sufficient remedy for any breach of this Agreement by the Company or the Noteholders, as applicable, and the non-breaching party of the Company or the Noteholders, as applicable, shall be entitled to specific performance and injunctive or other equitable relief as a remedy of any such breach.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY: NORTHERN OIL AND GAS, INC. By: /s/ Erik J. Romslo Name: Erik J. Romslo Title: EVP, General Counsel and Secretary

[Signature Page to Exchange Agreement]

Schedule A

Noteholder	Aggregate Principal Amount of Notes Beneficially Owned	Aggregate Principal Amount of Second Lien Notes to be Issued in the Exchange Transaction	Number of Shares to be Issued in the Exchange Transaction
Total	$496,683,000	$344,279,000	$51,624,964

EXHIBIT A TO EXCHANGE AGREEMENT

Northern Oil and Gas, Inc.
Second Lien Notes
Summary of Indicative Terms and Conditions

Capitalized terms used but not otherwise defined in this Summary of Indicative Terms and Conditions (this “Term Sheet”) shall have the meaning assigned to such terms in the Exchange Agreement to which this Exhibit A is attached.

Issuer:	Northern Oil and Gas, Inc., a Minnesota corporation (the “Issuer”). Upon consummation of the Exchange Transaction, the Issuer shall be domiciled as a Delaware corporation.
Guarantors:
All direct or indirect subsidiaries of the Issuer which guarantee any other indebtedness for borrowed money of the Obligors, including without limitation the Credit Facility (the “Guarantors”, and together with the Issuer, the “Obligors”).

Participating Holders:	Each of the Noteholders party to the Exchange Agreement (the “Participating Holders”, together with their permitted successors and assigns, the “Holders”).
Trustee:	A third party financial institution chosen by the Participating Holders upon consultation with the Issuer, as trustee and collateral agent (such third party in such capacities, the “Trustee”).
Type and Amount:	Senior Secured Second Lien Notes of the Issuer (the “Second Lien Notes”) in an initial aggregate principal amount of $344,279,000 issued as partial exchange consideration for the Existing Notes.
Scheduled Amortization:	None.
Interest Rate:
Initially 8.50% per annum payable in cash (the “Cash Component”).
Beginning on July 1, 2018, the interest rate will step-up by 1.00% per annum, which such step-up in interest shall be payable in kind (the “PIK Component”).
If the financial statements and compliance certificate for the most recently ended fiscal quarter ending June 30th or December 31st (beginning with the fiscal quarter ending June 30, 2018) (each, a “Measurement Fiscal Quarter”) demonstrate that the Issuer and its subsidiaries have a Total Debt (which shall be measured off of all debt of the Issuer and its subsidiaries without giving effect to any cash netting) to EBITDAX (which shall be defined consistent with the Documentation Principles) ratio of:
(i) less than 3.00 to 1.00 as of the last day of any such Measurement Fiscal Quarter, the PIK Component shall, subject to reinstatement in accordance with clause (ii) below, cease accruing effective as of the date such financial statements and compliance certificate are delivered in accordance with the definitive documentation (without giving effect to any grace period), or
(ii) equal to or greater than 3.00 to 1.00 as of the last day of such most recently ended Measurement Fiscal Quarter or if the Issuer fails to deliver the financial statements or compliance certificate by the date required in the definitive documentation with respect to any Measurement Fiscal Quarter, the PIK Component shall immediately and automatically accrue and be payable in accordance with the definitive documentation effective as of the date such financial statements and compliance certificate are delivered (or fail to be delivered) in accordance with the definitive documentation (without giving effect to any grace period).
For the avoidance of doubt, the PIK Component shall be in addition to, and not in replacement of, the Cash Component and shall be reinstated immediately and automatically from time to time in accordance with clause (ii) above.
Interest shall be payable quarterly. Default interest shall be payable in cash on demand at the then applicable interest rate plus 3.00% per annum (the “Default Rate”).

Ranking and Collateral:
The Second Lien Notes and related guarantees will rank equal in right of payment to all existing and future senior indebtedness of the Obligors. The Second Lien Notes will be secured by a perfected second priority lien security interest in all assets of the Obligors, subject to the exceptions set forth in the Credit Facility, and including those assets securing the Credit Facility (and junior only to the liens securing the Credit Facility); provided, however, that, the required collateral levels on oil and gas properties constituting proved reserves and proved developed producing reserves on the Closing shall be 90% and no later than 90 days following the Closing, such required collateral levels shall be increased from 90% to 95%; provided, further, during such periods in which the Ratio of Total Debt (which shall be defined to include all debt of the Issuer and its subsidiaries without giving effect to cash netting) to EBITDAX (to be defined consistent with the Documentation Principles) is less than 3.00 to 1.00, such required collateral levels on oil and gas properties shall be 90%.

Intercreditor Agreement:
At closing, the Trustee and the agent under the Credit Facility (the “First Lien Agent”) will enter into a customary intercreditor agreement in a form reasonably acceptable to the Participating Holders and negotiated in good faith (the “Senior Lien ICA”).

Scheduled Maturity Date:	The Second Lien Notes will mature on April 30, 2023.
Optional Prepayment:	The Second Lien Notes will be callable subject to payment of the Make-Whole Amount (as defined below) and/or the Call Protection Amount (as defined below), as applicable.
Mandatory Prepayment Offers:
Subject to the terms of the Senior Lien ICA and the Documentation Principles (as defined below), the Second Lien Notes shall be subject to mandatory prepayment offers with 100% of the net cash proceeds of asset sales, casualty events and condemnations not required to be used to pay down the Credit Facility as in effect on the date hereof, subject to customary baskets, exclusions and reinvestment provisions consistent with the Credit Facility. Mandatory prepayment offers shall be subject to payment of the Make-Whole Amount and/or Call Protection Amount, as applicable.

Make-Whole Amount and Call Protection Amount:
“Make-Whole Amount” means, as of any date of determination (a) for any payment, redemption, repurchase, refinancing, substitution or replacement with respect to the Second Lien Notes (it being agreed that, in the case of an acceleration of any Second Lien Notes, including in connection with an insolvency proceeding, the principal amount of the Second Lien Notes accelerated shall be deemed to have been paid on the date of acceleration solely for purposes of calculating the Make-Whole Amount) in each case paid or deemed paid prior to the two year anniversary of the Closing an amount equal to the difference (which shall not be less than zero) of (A) the aggregate amount of interest (including, without limitation, interest payable in cash, in kind or deferred) which would have otherwise been payable on the amount of the principal repayment from the date of repayment (or deemed repayment in the case of an acceleration of the Second Lien Notes) or reduction until the two year anniversary of the Closing, minus (B) the aggregate amount of interest Holders would earn if the repaid (or deemed repaid in the case of an acceleration of the Second Lien Notes) or reduced principal amount were reinvested for the period from the date of prepayment (or deemed prepayment in the case of an acceleration of the Second Lien Notes) or reduction until the two year anniversary of the Closing at the treasury rate (which shall be defined as defined in the Credit Facility as in effect on the date hereof and with the reference to United States Treasury securities therein being United States Treasury Securities having a term of no greater than the period of the remaining months from such date of determination until the two year anniversary of the Closing). To the extent the Second Lien Notes become due and payable as a result of an Event of Default or the acceleration of the Second Lien Notes, including in connection with an insolvency proceeding, the rate of interest to be used in determining the Make-Whole Amount shall the Default Rate.

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“Call Protection Amount” means, as of any date of determination, an amount equal to the applicable percentage set forth as follows in respect of any payment, redemption, repurchase, refinancing, substitution or replacement of principal of the Second Lien Notes based on the number of months elapsed since the Closing (or in the case of an acceleration of any Second Lien Notes, including in connection with an insolvency proceeding, the applicable percentage set forth as follows of the principal amount of the Second Lien Notes accelerated): (a) during the period of time from and after the Closing up to and including the date that is the 36-month anniversary of the Closing, a prepayment premium equal to 104.0% of the principal amount being repaid and (b) during the period of time from and after the calendar day after the date that is the 36-month anniversary of the Closing up to and including the date that is the 48-month anniversary of the Closing, a prepayment premium equal to 102.0% of the principal amount being repaid. If any acceleration occurs prior to such dates, including in connection with an insolvency proceeding, the applicable Call Protection Amount shall be due and payable, regardless of when any payment is made on the Second Lien Notes.

Change of Control:
Upon the occurrence of any change of control (as defined in the Credit Facility as in effect on the date hereof), the Issuer shall make a mandatory offer to prepay the Second Lien Notes at an offer price equal to 101% of the principal amount so repaid (subject to the prepayment provisions of the Credit Facility as in effect on the date hereof, to the extent applicable).

Documentation Principles:
To be drafted by Kirkland & Ellis LLP, counsel to the Participating Holders.  The definitive documentation for the Second Lien Notes shall be based upon the documentation for the Credit Facility as in effect on the date hereof (including, without limitation, affirmative covenants and negative covenants (other than financial maintenance covenants and PDP coverage ratio maintenance covenants), events of default and definitions related to any of the foregoing) (it being agreed and understood that any PDP coverage ratio incurrence tests shall be based upon the documentation for the Credit Facility as in effect on the date hereof, but will be measured off of both first lien and second lien debt and shall be reduced proportionally to account for being measured off of such first lien and second lien debt) with such changes as the Participating Holders shall reasonably agree and will take into account this Term Sheet, differences to reflect the changed capital structure of the Issuer and its subsidiaries, the second lien nature of the Second Lien Notes and the capital markets nature of the financing giving due regard to the Indentures (it being agreed and understood that to the extent the Credit Facility requires any provisions to be acceptable or approved by the First Lien Agent, the corresponding provisions in the definitive documentation for the Second Lien Notes shall require the acceptance or approval of the Holders holding a majority in principal amount of the Second Lien Notes). In addition, no covenants shall be more restrictive or onerous with respect to the Issuer and its subsidiaries than the covenants in the Credit Facility, except to the extent described in the “Ranking and Collateral” section above or the “Negative Covenants” section below or to the extent contemplated by setting the PDP coverage ratio incurrence tests to be measured off of both first lien and second lien debt as noted above for which lender consent under the Credit Facility shall be required as a condition to Closing. This paragraph shall be referred to as the “Documentation Principles”.

Affirmative Covenants:
The definitive documentation shall contain affirmative covenants as are in the Credit Facility as in effect on the date hereof with such changes as the Participating Holders shall reasonably agree to reflect the changed capital structure of the Obligors, the second lien nature of the Second Lien Notes and such other changes as are consistent with the Documentation Principles; including, but not limited to, (i) quarterly public earnings conference calls in place of Section 8.19 of the Credit Facility and (ii) omitting the reporting requirements set forth in Section 8.01(e), (n), (p) and (q) of the Credit Facility; provided, however, after the occurrence and during the continuance of an event of default, the Issuer shall provide such information delivered to the First Lien Agent but not otherwise required to be delivered to the Holders or Trustee via a customary private-side data site accessible by the Trustee and the Holders that elect to access such date site, subject to customary confidentiality obligations. Notwithstanding the foregoing, affirmative covenants in connection with (i) the delivery of title information and additional mortgages, collateral and guarantees will provide for an automatic extension of up to 30 days on such delivery requirements so long as the First Lien Agent has granted such extension under the Credit Facility and (ii) minimum hedging shall be subject to any relief (e.g., waivers or extensions) granted by the First Lien Agent or lenders under the Credit Facility.

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Negative Covenants:
The definitive documentation shall contain such negative covenants as are in the Credit Facility as in effect on the date hereof with such changes as the Participating Holders shall reasonably agree to reflect the changed capital structure of the Obligors, the second lien nature of the Second Lien Notes and such other changes as are consistent with the Documentation Principles.  In addition, the negative covenants shall include, without limitation, the following (each of which may be amended or waived with the consent of Holders of a majority in principal amount of the Second Lien Notes, excluding, for such purpose, any Holder that is an affiliate of the Issuer):

•
The Existing Notes (a) can only be refinanced or repaid (i) in exchange for or out of the net proceeds of the substantially concurrent issuance of common stock of the Issuer (other than common stock issued in connection with Closing) or substantially concurrent incurrence of permitted junior lien or unsecured refinancing debt of the Issuer maturing at least 91 days outside the maturity date of the Second Lien Notes or (ii) with aggregate operating cash flow (to be defined in a manner acceptable to the Participating Holders) minus capital expenditures, measured since the Closing; provided, however, a refinancing or repayment under this clause (ii) shall only be permitted if immediately prior to and after giving pro forma effect thereto and other transactions to occur on such date, (A) the Ratio of Total Debt (which shall be defined to include all debt of the Issuer and its subsidiaries and shall have no cash netting) to EBITDAX (to be defined consistent with the Documentation Principles and excluding, for the avoidance of doubt, any pro forma adjustments on account of pro forma cost savings and synergies) shall be less than 3.00 to 1.00 and (B) no defaults or events of default exist or shall occur after giving effect thereto and (b) for the avoidance of doubt, cannot be refinanced or repaid with second lien or other senior lien indebtedness (e.g. first lien, “one and a half” lien, etc.).  For the avoidance of doubt, the provisions of clause (ii) above shall replace the $75 million cap and 1.5 to 1.00 PDP Coverage Ratio Test set forth in Section 9.04(b) of the Credit Facility.

•
No more than $30 million of the Existing Notes may be outstanding at March 1, 2020.

•
A provision (to replace Section 9.22 of the Credit Facility) that provides that to the extent any junior lien or unsecured debt has a cash interest rate in excess of 9.50% per annum (such amount above 9.50% per annum, the “Excess”), the cash rate on the Second Lien Notes shall be immediately and automatically increased by the amount of such Excess (the “MFN”).

•
Parameters on refinancing the Credit Facility, including, without limitation, prohibitions against (i) the principal amount of the refinancing facility being greater than the principal amount refinanced, (ii) increases to the “all in yield” or interest rate applicable to the refinancing facility as compared to the refinanced facility and (iii) such refinancing facility carrying any make-whole or call protection (other than any make-whole or call protection that is no more burdensome on the Issuer than the make-whole and call protection of the refinanced facility, taking into account the timing of such refinancing) (e.g., if the Credit Facility were to be refinanced 18 months after its closing date, the refinancing facility could not carry a make-whole, but could carry call protection of 103 for the first 12 months and 101 for the following 12 months); provided, that if the Credit Facility is refinanced with junior lien or unsecured debt, there shall be a dollar-for-dollar reduction of the first lien debt basket and the interest rate of such junior lien or unsecured debt shall be subject to the MFN above.

•
No changes to the interest profile, make-whole and call protection profile or “all in yield” profile on the Credit Facility (including any permitted refinancing thereof) that are more burdensome on the Issuer than the interest profile, make-whole and call protection profile and “all in yield” profile under the Credit Facility as in effect on the date hereof.

•
No changes to the Credit Facility (including any permitted refinancing thereof) that restrict any payment, repayment, redemption, repurchase or other refinancing of or in respect of the Second Lien Notes that would be permitted under the Credit Facility as in effect on the Closing.

•
Prohibition on other amendments to Existing Notes or Credit Facility that would adversely affect rights of Holders of the Second Lien Notes.

•
Other customary restrictions on amending the Existing Notes or Credit Facility.

•
No additional second lien or senior lien indebtedness (e.g., first lien, “one and a half” lien, etc.) other than permitted refinancing of Credit Facility with first lien indebtedness (it being agreed and understood that the Issuer may incur up to $400 million of principal amount in first lien indebtedness under the Credit Facility).

•
No payments for consents unless offered to all Holders.

•
Anti-layering, including a restriction on any payment priority layering among tranches of first lien debt.

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•
Covenant against asset sales and other dispositions to be consistent with the Documentation Principles; provided, however, the definitive documentation shall permit any asset sale or disposition that the lenders under the Credit Facility consent to as long as (i) at least 75% of the consideration for such asset sale or disposition is received in the form of cash, (ii) such asset sale or disposition is not for all or substantially all of the assets of the Issuer and the Guarantors, (iii) no defaults or events of default exist or shall occur after giving effect thereto, (iv) fair market value is received (and if the consideration is greater than $50 million, fair market value must be supported by a third-party fairness opinion reasonably satisfactory to Holders of a majority in principal amount of the Second Lien Notes, excluding, for such purpose, any Holder that is an affiliate of the Issuer), (v) the net cash proceeds from such disposition are applied pursuant to the mandatory prepayment requirements of the Credit Facility and the definitive documentation for the Second Lien Notes and (vi) any assets received shall become collateral substantially concurrently with such asset sale or disposition.

•
Covenant against investments to be consistent with the Documentation Principles; provided, however, the definitive documentation shall permit any acquisition of additional oil and gas properties (or equity in persons that own oil and gas properties) that the lenders under the Credit Facility consent to as long as the the assets received become collateral substantially concurrently with such acquisition, subject to the collateral requirements set forth in the Second Lien Notes Indenture.

•
Covenant regarding maximum hedging to be consistent with the Documentation Principles; provided, however, such covenant shall be subject to any relief (e.g., waivers or extensions) granted by the First Lien Agent or lenders under the Credit Facility

Financial Covenants:	None.
Events of Default:
The definitive documentation shall contain such events of default consistent with the Documentation Principles, including cross defaults to the Credit Facility (provided, however, in the case of an event of default on account of the financial covenants (including PDP coverage ratio) under the Credit Facility, no such cross-default shall result unless (i) the Credit Facility has been accelerated, (ii) the First Lien Agent has commenced exercising remedies or (iii) such event of default has not been cured or waived under the terms of the Credit Facility within thirty (30) days after notice (which notice, for the avoidance of doubt, shall include the delivery of a compliance certificate) of the occurrence of such event of default has been delivered by the Issuer to the lenders under the Credit Facility (or should have been delivered in accordance with the Credit Facility) and other material debt, payment default on material debt, judgment defaults and failure to have perfected liens in any of the collateral.

AHYDO:
The Second Lien Notes shall contain customary “AHYDO catch-up” payment provisions, providing that the Issuer will make payments on the Second Lien Notes, before the close of any accrual period ending after the fifth anniversary of the issue date, an amount sufficient to ensure that the Second Lien Notes will not be “applicable high yield discount obligations” within the meaning of Section 163(i)(1) of the Internal Revenue Code.

Governing Law:	New York.
Transfer:	The Second Lien Notes shall be freely transferable without the consent of the Issuer.
Counsel to the Participating Holders:	Kirkland & Ellis LLP.

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EXHIBIT B TO EXCHANGE AGREEMENT

NORTHERN OIL AND GAS, INC.
601 Carlson Pkwy, Suite 990
Minnetonka, Minnesota 55305
[_______], 2018
CONFIDENTIAL
TRT Holdings, Inc.
4001 Maple Avenue
Suite 600
Dallas, Texas 75219
Attention: Mr. Robert B. Rowling, Chief Executive Officer
Ladies and Gentlemen:
This amended and restated letter agreement (this “Agreement”), dated as of the date written above (the “Effective Date”), is by and among Robert B. Rowling, Cresta Investments, LLC, Cresta Greenwood, LLC and TRT Holdings, Inc. (together, “TRT”) and Northern Oil and Gas, Inc. (the “Company”) and, (i) solely for the purpose of the second sentence of Section 1(g) below, the TRT Nominees (as defined below) and (ii) solely for the purposes of Section 2 below, Bahram Akradi (“Akradi”).
Recitals
a.    The Company desires to reduce its outstanding debt and recapitalize itself with a substantial amount of new equity.
b.    The Company and TRT have previously entered into that certain letter agreement, dated as of January 25, 2017 (the “2017 Agreement”), and that certain letter agreement dated January 2, 2015 (the “2015 Agreement,” and, together, with the 2017 Agreement, the “Prior Agreements”).
c.    Each of the Company and TRT acknowledge that (i) in connection with entering into the 2015 Agreement and in accordance with Section 302A.673 of the Minnesota Business Corporation Act (the “MBCA”), a duly authorized committee of the Company’s Board of Directors (the “Board”) consisting of solely of disinterested directors approved the acquisition by TRT and their respective affiliates and associates of up to 20% of the issued and outstanding shares of the Company’s common stock, par value $0.001 (the “Common Stock”), (ii) pursuant to Section 203 of the Delaware General Corporations Law (the “DGCL”), Section 203 of the DGCL shall not apply to restrict a business combination between a Delaware corporation and an “interested stockholder” (as defined in the DGCL) of the corporation if the interested stockholder became an interested stockholder before the date and time at which the Delaware corporation’s certificate of incorporation filed in accordance with Section 103 of the DGCL became effective thereunder, and (iii) TRT became an interested stockholder of the Company before the date and time which the Company’s certificate of incorporation became effective.
d.    TRT is a significant holder of the Common Stock, and is also a significant holder of certain of the Company’s 8% senior unsecured notes, due 2020 (the “Notes” and all holders of such Notes, a “Noteholder,” and, collectively, the “Noteholders”).
e.    On [_____], 2018, the Company, TRT and certain other Noteholders have entered into an agreement (the “Exchange Agreement”), pursuant to which the Company has agreed with the Noteholders that are parties to the Exchange Agreement (including TRT) to voluntarily exchange Notes held by such Noteholders for shares of Common Stock and new second lien senior secured notes pursuant to, and conditioned upon, the terms set forth in the Exchange Agreement (the “Exchange”).

f.    On the date hereof, the Company and TRT entered into that certain Registration Rights Agreement, in the form attached hereto as Exhibit A.
g.    The Company and TRT desire to amend and restate the Prior Agreements.
h.    The Company and TRT desire to enter into this Agreement in connection with the Exchange to reflect certain agreed upon terms for TRT’s participation in the Exchange.
Agreement
In consideration of the respective representations, warranties, covenants, agreements and conditions set forth in this Agreement, and, intending to be legally bound, the parties hereto hereby agree as follows:
1.    Board Nomination and Other Company Matters.
a.    Promptly after the execution of this Agreement, the Company and the Board shall take all necessary actions to appoint [●] as a director of the Company to fill the current vacancy.
b.    Subject to the terms set forth in Section 1(g), the Company and the Board will take all necessary actions to nominate the TRT Nominees (as defined below) for election as an incumbent director of the Company at each annual meeting of the Company’s shareholders that occurs after the Effective Date (each, an “Annual Meeting”). Without limiting the generality of the foregoing and subject to the terms set forth in Section 1(g), the Company and the Board shall (i) cause the slate of nominees standing for election, and recommended by the Board, at each Annual Meeting to include the TRT Nominees, (ii) nominate and reflect in the Company’s proxy statement on Schedule 14A for each Annual Meeting (each, a “Company Proxy Statement”) the nomination of the TRT Nominees for election at such Annual Meeting as directors of the Company with a term expiring at the next Annual Meeting, (iii) recommend and reflect in the Company Proxy Statement for each Annual Meeting the recommendation of the TRT Nominees for election as directors of the Company at such Annual Meeting, and cause the Company to use its reasonable best efforts to solicit proxies in favor of the election of the TRT Nominees with respect to such Annual Meeting, and (iv) cause all proxies received by the Company with respect to each Annual Meeting to be voted in the manner specified by such proxies and cause all proxies for which a vote is not specified to be voted for the election of the TRT Nominees as directors of the Company.
c.    Prior to the execution of this Agreement, the Company and the Board have determined that each of Michael T. Popejoy, Michael Frantz and [●] (i) satisfies the requirements for being an independent director of the Company pursuant to applicable requirements of the NYSE American and the Securities and Exchange Commission (the “SEC”) and is “independent” in accordance with the requirements of all applicable rules and policies of the Company, and (ii) is otherwise qualified to serve as a member of the Board.
d.    Each of the Company and TRT agrees that each of the TRT Nominees, upon election or appointment to the Board, will serve as an integral member of the Board and of the Committees (as defined below) and, subject to the terms and conditions set forth in this Agreement, will be governed by the same protections and obligations regarding confidentiality, conflicts of interest (including, when necessary under state law, obligations relating to recusal), fiduciary duties, trading and disclosure policies, and other governance guidelines, and will have the same rights and benefits, including with respect to insurance coverage, indemnification rights, exculpation, advancement of expenses, and compensation and fees, access to personnel and information as are applicable to all independent directors of the Company.

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e.    Except to the extent not permitted under SEC or NYSE American rules, or, with respect to the Compensation Committee of the Board, would not qualify as a “non-employee director” for purposes of Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”) or an “outside director” for purposes of Section 162(m) of the Internal Revenue Code, to the extent applicable, at least one of the TRT Nominees will serve on each of the committees of the Board (each such committee, a “Committee,” and, collectively, the “Committees”). When determining whether the conditions set forth above shall apply, such determination will be made reasonably and in good faith by the Board on a basis reasonably consistent with the Board’s evaluation of other proposed members of such Committee and any determination to exclude a TRT Nominee from a committee must be supported by legal memorandum presented to the entire Board at least five days prior to a vote by the Board to exclude a TRT Nominee. Subject to the conditions set forth above, the Company and the Board will take all actions necessary and appropriate to effect the appointment of at least one TRT Nominee to each of the Committees promptly after the execution of this Agreement. Subject to the condition above, such TRT Nominee will serve on each Committee until the first date that (i) TRT owns less than [___]1 of the issued and outstanding Common Stock; provided, however, that the aforementioned requisite threshold shall be subject to equitable adjustment if any change in the outstanding shares of Common Stock shall occur as a result of any reclassification, recapitalization, reorganization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares or any stock dividend or stock distribution is declared (“Equitable Adjustment”) or (ii) on or after the third anniversary of the Effective Date, TRT owns less than 12.5% of the outstanding shares of Common Stock. The Company hereby confirms that the Company and the Board do not intend to create any additional Committees of the Board, but in the event that a new Committee (a “New Committee”) is created, the Company agrees that subject to the conditions set forth above, the Board will appoint at least one TRT Nominee to serve on the New Committee; provided, that the Board shall not be required to appoint any TRT Nominees to serve on a Special Committee (as defined below) formed solely for the purposes set forth in Section 3(d). The Company hereby agrees that the Company and the Board will not delegate any authority to transact with respect to an Extraordinary Transaction to any Committee that does not include a TRT Nominee (but the Company and the Board may authorize any Committee to review, analyze and make recommendations to the Board regarding any Extraordinary Transaction). For purposes of this Agreement, the term “Extraordinary Transaction” means any merger, consolidation, business combination, tender or exchange offer, sale or purchase of a substantial amount of securities or assets other than in the ordinary course of business, dissolution, liquidation, restructuring, recapitalization or similar transaction with or involving the Company or any of its subsidiaries.
f.    For purposes of this Agreement, the term “TRT Nominees” means Michael T. Popejoy, Michael Frantz and [●]. If any TRT Nominee is not elected to the Board at an Annual Meeting or, after election to the Board, thereafter is removed, resigns, or is otherwise unable to serve as a director of the Company, except pursuant to Section 1(g), then TRT will be entitled to select a new designee to serve as a director, which designee (i) must qualify as an independent director of the Company pursuant to applicable requirements of the NYSE American and the SEC and (ii) will be chosen by TRT subject to a determination by the Nominating Committee of the Board that such designee is eligible to serve as a director under applicable law, such determination to be made promptly, reasonably and in good faith on a basis reasonably consistent with the Company’s evaluation of all other directors, and the Board will promptly appoint such designee to the Board (and to the Committees of the Board on which the TRT Nominee being replaced served, provided that such designee meets the applicable independence standards and applicable legal requirements for eligibility to serve on such Committee, as contemplated in this Agreement) to serve until the next Annual Meeting after such appointment. Any such designee will be deemed a TRT Nominee for all purposes under this Agreement and TRT agrees to cause any designee appointed pursuant to this Section 1(f) to comply with all obligations of TRT and TRT Nominees under this Agreement. The Company will take any action necessary or appropriate to facilitate the discharge of its obligations under this Section 1(f), including increasing the number of seats on the Board or amending the Company’s bylaws and its other governing documents, in each case, to the extent permissible under applicable law.

__________________
1    NOTE TO DRAFT: The threshold amount to equal the number of shares of NOG, as of the Effective Date, which equals 20% of the total outstanding shares.

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g.    Notwithstanding anything to the contrary herein, if, at any time, (i) TRT and its Affiliates Beneficially Own (x) less than [___]2 of the outstanding shares of Common Stock, but [___]3 or more of the outstanding shares of Common Stock (in each case, subject to Equitable Adjustment), or (y) on or after the third anniversary of the Effective Date, less than 12.5% of the outstanding shares of Common Stock, TRT will be entitled to representation on the Board of just two TRT Nominees; (ii) TRT and its Affiliates Beneficially Own less than [____]4 of the outstanding shares of Common Stock, but [____]5 or more of the outstanding shares of Common Stock (in each case, subject to Equitable Adjustment), TRT will be entitled to representation on the Board of just one TRT Nominee; and (iii) TRT and its Affiliates Beneficially Own less than [_____]6 of the outstanding shares of Common Stock (subject to Equitable Adjustment), TRT will not be entitled to any representation on the Board. If TRT’s and its Affiliates’ Beneficial Ownership of outstanding shares of Common Stock falls below the aforementioned requisite thresholds, (A) TRT will promptly notify the Company thereafter and will promptly cause the appropriate number of TRT Nominees to resign, and (B) such TRT Nominee(s) will promptly resign. For purposes of this Section 1(g), (1) the terms “Beneficially Own” and “Beneficial Ownership” will have the same meaning as “beneficial owner” set forth in Rule 13d-3 of the Exchange Act and (2) the term “Affiliates” will have the same meaning as such term set forth in Rule 12b-2 under the Exchange Act. In the event that TRT shall become entitled to fewer than three directors on the Board pursuant to this Section 1(g), the Company’s obligations under this Section 1 shall continue in effect but will be revised to reflect such lesser number of TRT Nominees.
2.    Non-Solicitation. During the period beginning on the Effective Date and continuing until and including the Annual Meeting to be held in calendar year 2020, neither TRT nor Akradi will, and will cause their respective affiliates and associates under their control not to, and each of TRT and Akradi will not encourage any third party to, “solicit” (as such term is defined in Rule 14a-1(l) under the Exchange Act) shareholders of the Company with respect to the approval of any shareholder proposal or the nomination or election of any candidate as a director of the Company in opposition to the recommendation of the Board.
3.    Other Agreements.
a.    TRT agrees that if TRT becomes the beneficial owner, directly or indirectly, of 40% or more of the Common Stock or voting power of the outstanding Common Stock of the Company (the “40% Shareholder,” the date of such event, the “40% Shareholder Date”), then TRT and TRT’s affiliates and associates may not engage in any Extraordinary Transaction for a period of four years following the 40% Shareholder Date unless the Extraordinary Transaction or the acquisition of shares made by TRT to cause TRT to become a 40% Shareholder is approved by a Special Committee (as defined below).
b.    If TRT makes a good faith definitive proposal in writing to the Board regarding an Extraordinary Transaction, the Special Committee shall consider and take action on the proposal and respond in writing within 30 days after receipt of the proposal by TRT, setting forth its decision regarding the proposal.
c.    If TRT makes a good faith definitive proposal in writing to the Board to acquire shares such that TRT would become a 40% Shareholder, a Special Committee shall consider and take action on the proposal and respond in writing within 30 days after receipt of the proposal by TRT, setting forth its decision regarding the proposal.
d.    If TRT makes a good faith definitive proposal in writing to the Board pursuant to Section 3(b) or Section 3(c), the Board shall promptly form a committee (the “Special Committee”) composed solely of one or more disinterested directors. The Special Committee shall take action on the proposal by the affirmative vote of a majority of members of the Special Committee. No larger proportion or number of votes shall be required. The Special Committee shall not be subject to any direction or control by the Board with respect to the Special Committee’s consideration of, or any action concerning, an Extraordinary Transaction or acquisition of shares pursuant to this Section 3(d).
__________________
2    NOTE TO DRAFT: The threshold amount to equal the number of shares of NOG, as of the Effective Date, which equals 20% of the total outstanding shares.
3    NOTE TO DRAFT: The threshold amount to equal the number of shares of NOG, as of the Effective Date, which equals 20% of the total outstanding shares.
4    NOTE TO DRAFT: The threshold amount to equal the number of shares of NOG, as of the Effective Date, which equals 20% of the total outstanding shares.
5    NOTE TO DRAFT: The threshold amount to equal the number of shares of NOG, as of the Effective Date, which equals 20% of the total outstanding shares.
6    NOTE TO DRAFT: The threshold amount to equal the number of shares of NOG, as of the Effective Date, which equals 20% of the total outstanding shares.

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e.    Notwithstanding the foregoing, if TRT becomes a 40% Shareholder solely as a result of a repurchase of shares by, or a recapitalization of, the Company or other similar action, TRT shall not be deemed to be a 40% Shareholder for purposes of this Agreement, unless: (i) the repurchase, recapitalization, conversion, or similar action was proposed by or on behalf of, or pursuant to any agreement, arrangement, relationship, understanding, or otherwise (whether or not in writing) with, TRT or any affiliate or associate of TRT; or (ii) TRT thereafter acquires beneficial ownership, directly or indirectly, of outstanding shares of Common Stock and, immediately after the acquisition, is a 40% Shareholder.
f.    For purposes of this Section 3, the terms “affiliates,” “associates,” “beneficial owner,” “beneficial ownership,” “control,” “disinterested directors” and “interested shareholder” shall have the meanings assigned to such terms in the MBCA.
4.    Miscellaneous.
a.    No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior written, and prior and contemporaneous oral, agreements and understandings between the parties with respect to the subject matter hereof. This Agreement may be modified or waived only by a separate writing executed by TRT and the Company expressly so modifying or waiving this Agreement.
b.    Money damages would be an inadequate remedy for breach of this Agreement by TRT or the Company, as applicable, because of the difficulty of ascertaining the amount of damage that will be suffered by the non-breaching party in the event that this Agreement is breached, the irreparable injury that would be suffered by the non-breaching party in the event that any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached and that such injury would not be adequately compensable in damages. Therefore, TRT and the Company will be entitled to specific performance of this Agreement and injunctive or other equitable relief as a remedy for any such breach by TRT or the Company, as applicable, and TRT and the Company further waive any requirement for the securing or posting of any bond in connection with any such remedy and shall not take any action, directly or indirectly, in opposition to the party seeking relief on the grounds that any other remedy or relief is available at law or in equity. Such remedy shall not be deemed to be the sole or exclusive remedy for any breach of this Agreement by TRT or the Company, as applicable, but shall be in addition to all other remedies available at law or equity to the non-breaching party. The provisions of this Agreement shall be enforced to the fullest extent permissible under the law and public policies applied in the jurisdiction in which enforcement is sought. Accordingly, if any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Notwithstanding the foregoing, if such provision, covenant or restriction could be more narrowly drawn so as not to be invalid, prohibited or unenforceable, it shall be so narrowly drawn, without invalidating the remaining provisions of this Agreement.
c.    This Agreement, and any claims arising out of, relating to or associated with this Agreement will be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles or any other principle that could require the application of the laws of any other jurisdiction. Each of TRT and the Company (i) irrevocably agrees that any suit, action or proceeding arising out of, relating to or associated with this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns shall be brought and determined exclusively in the Delaware Court of Chancery or any federal court within the State of Delaware, or, if both the Delaware Court of Chancery and the federal courts within the State of Delaware decline to accept jurisdiction over a particular matter, any other state court within the State of Delaware, and, in each case, any appellate court therefrom, (ii) consents to submit itself to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any suit, action or proceeding arising out of, relating to or associated with this Agreement in any court other than the aforesaid courts, (iii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iv) irrevocably waives, and will not assert, to the fullest extent permitted by applicable law, that (A) the suit, action or proceeding in any such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

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d.    Neither this Agreement nor any right, interest or obligation hereunder may be assigned by either the Company or TRT without the prior written consent of the other parties, and any attempt to do so will be void. Subject to the preceding sentence, all the terms and provisions of this Agreement will inure to the benefit of and will be enforceable by the successors, assigns, heirs, executors and administrators of the Company and TRT, as applicable. Except as otherwise expressly set forth herein, nothing contained in this Agreement will create any rights in, or be deemed to have been executed for the benefit of, any person that is not a party hereto or a successor, heir, executor, administrator (as applicable) or permitted assignee of such party.
e.    Neither the Company nor TRT shall issue any press release or public announcement concerning this Agreement without obtaining the prior written approval of the other party hereto, which approval will not be unreasonably withheld or delayed, unless, in the sole judgment of the Company or TRT (as applicable), disclosure is otherwise required by applicable law or by the applicable rules of any stock exchange on which the Company lists securities or in order to comply with any covenants contained in any credit agreements or indentures.
f.    The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement must be construed as if drafted jointly by the parties and no presumption or burden of proof must arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any words imparting the singular number only shall include the plural and vice versa. The words such as “herein,” “hereinafter,” “hereof,” and “hereunder” refer to this Agreement as a whole and not merely to a subdivision in which such words appear unless the context otherwise requires. The word “including” means “including without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or thing extends, and such phrase shall not mean simply “if.”
This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same agreement.
[Signature Pages Follow]

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If you are in agreement with the foregoing, please so indicate by signing and returning one copy of this Agreement, which will constitute our agreement with respect to the matters set forth herein.

Very truly yours, Northern Oil and Gas, Inc. By: Name: Title:

[Signature Page to Letter Agreement]

Confirmed and Agreed to: TRT Holdings, Inc. By: Name: Robert B. Rowling Title: Chief Executive Officer

Cresta Investments, LLC By: Name: Michael G. Smith Title: Secretary

Cresta Greenwood, LLC By: Name: Michael G. Smith Title: Vice President and Secretary

Robert B. Rowling Solely for the purpose of the second sentence of Section 1(g): TRT NOMINEES: Michael T. Popejoy Michael Frantz [●]

Solely for the purpose of the second sentence of Section 2: Bahram Akradi

[Signature Page to Letter Agreement]

Exhibit A

See attached.

[Exhibit A]

EXHIBIT A TO TRT GOVERNANCE AGREEMENT

REGISTRATION RIGHTS AGREEMENT
BY AND AMONG
NORTHERN OIL AND GAS, INC.
AND
THE HOLDERS PARTY HERETO

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [•], 2018, by and among Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), and TRT Holdings, Inc. (“TRT Holdings”), Cresta Investments, LLC (“Cresta Investments”) and Cresta Greenwood, LLC (“Cresta Greenwood”) (together with any permitted transferees or assignee, each, a “Holder” and collectively, the “Holders”).
WHEREAS, this Agreement is made pursuant to the letter agreement, dated as of January 31, 2018 (the “TRT Governance Agreement”), among the Company, TRT Holdings, Cresta Investments, Cresta Greenwood and Robert B. Rowling;
WHEREAS, pursuant to the Exchange Agreement, dated as of January 31, 2018 (the “Exchange Agreement”), among the Company and the Holders, the Holders will acquire shares (the “Exchange Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”) on the date hereof; and
WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Holders pursuant to the TRT Governance Agreement.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01Definitions.
Capitalized terms used herein without definition shall have the meanings given to them in the Exchange Agreement. The terms set forth below are used herein as so defined:
“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Business Day” means any day other than a day on which banks are permitted or required to be closed in New York City.
“Commission” means the U.S. Securities and Exchange Commission, including the staff thereof as applicable.
“Common Stock” has the meaning specified therefor in the recitals of this Agreement.
“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Effective Date” has the meaning specified therefor in Section 2.01(a).
“Effectiveness Period” has the meaning specified therefor in Section 2.01(e).
“Exchange Agreement” has the meaning specified therefor in the recitals of this Agreement.
“Exchange Shares” has the meaning specified therefor in the recitals of this Agreement.
“Expenses” has the meaning specified therefor in Section 2.09(a).
“Holder” and “Holders” have the meanings specified therefor in the introductory paragraph of this Agreement. A Person shall cease to be a Holder hereunder at such time as it ceases to hold any Registrable Shares.
“Indemnified Party” has the meaning specified therefor in Section 2.09(c).
“Indemnifying Party” has the meaning specified therefor in Section 2.09(c).
“Losses” has the meaning specified therefor in Section 2.09(a).
“Managing Underwriter” means, with respect to any Underwritten Offering, the lead book-running manager(s) of such Underwritten Offering.

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“Permitted Transferee” means with respect to any Holder, an Affiliate of any Holder or any investment fund or other entity controlled or managed by any Holder.
“Registrable Shares” means, other than the Exchange Shares, the shares of Common Stock held by the Holders as of the date hereof and set forth on Annex A1, until such Registrable Shares cease to be Registrable Shares pursuant to Section 1.02. Notwithstanding anything to the contrary in the foregoing, if at any time the Exchange Shares are no longer “Registrable Securities” (as defined in that Registration Rights Agreement, dated as of the date hereof, by and among the Company and other parties thereto, including the Holders), than the Exchange Shares shall be considered Registrable Shares.
“Registration Expenses” means all expenses, other than Selling Expenses, incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Shares on a Registration Statement and the disposition of such Registrable Shares, including, without limitation, all registration, filing, securities exchange listing fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses and the fees and disbursements of counsel to the Company and the independent public accountants for the Company, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, and the reasonable and documented fees and expenses of one counsel for all Holders in addition to one local counsel.
“Registration Statement” means (a) the Shelf Registration Statement and (b) any other registration statement of the Company filed or to be filed with the Commission under the Securities Act in which Registrable Shares are included in the securities registered thereby pursuant to this Agreement.
“Requesting Holder” has the meaning specified therefor in Section 2.02(a).
“Requesting Holder and Shelf Piggybacking Holder Shares” has the meaning specified therefor in Section 2.02(c)(i).
“Rule 415 Limitation” has the meaning specified therefor in Section 2.01(b).
“Section 2.02 Maximum Number of Shares” has the meaning specified therefor in Section 2.02(c).
“Selling Expenses” means all (a) underwriting fees, discounts and selling commissions allocable to the sale of Registrable Shares, (b) transfer taxes allocable to the sale of the Registrable Shares, (c) costs or expenses related to any roadshows conducted in connection with the marketing of any Shelf Underwritten Offering, and (d) fees and expenses of any counsel engaged by any Holder that are not expressly included in Registration Fees.
“Selling Holder” means a Holder selling Registrable Shares pursuant to a Registration Statement.
“Selling Holder Questionnaire” has the meaning specified therefor in Section 2.06.
“Shelf Piggybacking Holder” has the meaning specified therefor in Section 2.02(b).
“Shelf Registration Statement” has the meaning specified therefor in Section 2.01(a), subject to Section 2.01(d).
“Shelf Underwritten Offering” has the meaning specified therefor in Section 2.02(a).
“TRT Governance Agreement” has the meaning specified therefor in the recitals of this Agreement.
“Underwritten Offering” means an offering (including an offering pursuant to the Shelf Registration Statement) in which shares of Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public.
“Underwritten Offering Filing” means, with respect to a Shelf Underwritten Offering, a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to the Shelf Registration Statement relating to such Shelf Underwritten Offering.
_______________________
1 NTD: To include the shares purchased in the Equity Raise (as defined in the Exchange Agreement) as well as shares currently held.

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Section 1.02    Registrable Shares.

Any Registrable Share will cease to be a Registrable Share when (a) a Registration Statement covering such Registrable Share has become effective under the Securities Act and such Registrable Share has been sold or disposed of pursuant to such Registration Statement; (b) such Registrable Share has been disposed of pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act; (c) such Registrable Share is held by the Company or one of its subsidiaries or ceases to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise); (d) such Registrable Share has been sold or disposed of in a transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such Registrable Share pursuant to Section 2.11; or (e) such Registrable Share becomes eligible for resale without restriction and without volume limitations or the need for current public information pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act. Any security that has ceased to be a Registrable Share shall not thereafter become a Registrable Share, and any security that is issued or distributed in respect of a security that has ceased to be a Registrable Share shall not be a Registrable Share.
ARTICLE II
REGISTRATION RIGHTS

Section 2.01    Shelf Registration.

(a)The Company shall prepare and file with the Commission, and use commercially reasonable efforts to cause to be declared effective as soon as practicable after the filing thereof, but in no event later than [•], 20182 (the “Effective Date”), a Registration Statement under the Securities Act relating to the offer and sale of all the Registrable Shares by the Holders thereof (the “Shelf Registration Statement”) from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act. Promptly following the effective date of the Shelf Registration Statement, the Company shall notify the Holders of the effectiveness thereof.

(b)Notwithstanding anything in Section 2.01(a), if for any reason the Commission does not permit the Company to include any or all of the Registrable Shares in the initial Shelf Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Registrable Shares by the Holders (a “Rule 415 Limitation”), or the Commission informs the Company that any of the Selling Holders would be deemed to be statutory underwriters, the Company shall notify the Holders thereof and use commercially reasonable efforts to promptly file amendments to the initial Shelf Registration Statement as required by the Commission and/or withdraw the initial Shelf Registration Statement and file a new registration statement on Form S-3 or such other form available for registration of the Registrable Shares as a secondary offering, in either case covering the maximum number of Registrable Shares permitted to be registered by the Commission and avoid the Selling Holders being deemed to be statutory underwriters; provided, however, that prior to such amendment or subsequent Shelf Registration Statement, the Company shall be obligated to use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Shares and against the Selling Holders’ being deemed statutory underwriters in accordance with Commission guidance, including without limitation, the Compliance and Disclosure Interpretation “Securities Act Rules” No. 612.09, and the Securities Act. In the event the Company amends the initial Shelf Registration Statement by means of a post-effective amendment or files a subsequent Shelf Registration Statement, as the case may be, the Company will use commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission, Commission guidance or the Securities Act, one or more additional Shelf Registration Statements covering those Registrable Shares not included in the initial Shelf Registration Statement as amended or any subsequent Shelf Registration Statement previously filed. The number of Registrable Shares that may be included in each such Shelf Registration Statement shall be allocated among the Holders thereof in proportion (as nearly as practicable) to the aggregate principal amount or number of Registrable Shares, as applicable, owned by each Holder or in such other proportion as is necessary to avoid the Selling Holders being deemed to be statutory underwriters. If the Commission requires the Company to name any Holder as a statutory underwriter and such Holder does not consent thereto, then such Holder’s Registrable Shares shall not be included on the Shelf Registration Statement and the Company shall have no further obligations under this Section 2.01 or Section 2.02 with respect to the Registrable Shares held by such Holder.

_______________________
2 NTD: To be the 90th day following the Closing.

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(c)The Shelf Registration Statement shall be on Form S-3 (or any equivalent or successor form) under the Securities Act or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statements as is then available to effect a registration for resale of the Registrable Shares; provided, however, that if the Company has filed the Shelf Registration Statement on Form S-1 and subsequently becomes eligible to use Form S-3 or any equivalent or successor form or forms, the Company shall (i) file a post-effective amendment to the Shelf Registration Statement converting such Registration Statement on Form S-1 to a Registration Statement on Form S-3 or any equivalent or successor form or forms or (ii) withdraw the Shelf Registration Statement on Form S-1 and file a subsequent Shelf Registration Statement on Form S-3 or any equivalent or successor form or forms.

(d)Unless otherwise specifically stated herein, the term “Shelf Registration Statement” shall refer individually to the initial Shelf Registration Statement and to each subsequent Shelf Registration Statement, if any, filed pursuant to Section 2.01(b) or Section 2.01(c).

(e)Subject to Section 2.03, the Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that the Shelf Registration Statement is available for the resale of all the Registrable Shares by the Holders until all of the Registrable Shares have ceased to be Registrable Shares (the “Effectiveness Period”).

(f)When effective, the Shelf Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in the Shelf Registration Statement, in the light of the circumstances under which such statements are made); provided, however, the Company shall have no such obligations or liabilities with respect to any information pertaining to any Holder furnished in writing to the Company by or on behalf of such Holder specifically for inclusion therein.

Section 2.02Underwritten Shelf Offering Requests.

(a)In the event that any Holder or group of Holders elects to dispose of Registrable Shares under the Shelf Registration Statement pursuant to an Underwritten Offering and reasonably expects gross proceeds of at least $20,000,000 from such Underwritten Offering (including proceeds attributable to any Registrable Shares included in such Underwritten Offering by any Shelf Piggybacking Holders), the Company shall, at the request (a “Shelf Underwritten Offering Request”) of such Holder or Holders (in such capacity, a “Requesting Holder”), enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the underwriter or underwriters selected pursuant to Section 2.02(d) and shall take all such other reasonable actions as are requested by the Managing Underwriter of such Underwritten Offering and/or the Requesting Holders in order to expedite or facilitate the disposition of, subject to Section 2.02(c), such Registrable Shares and the Registrable Shares requested to be included by any Shelf Piggybacking Holder (a “Shelf Underwritten Offering”); provided, however, that the Company shall have no obligation to facilitate or participate in more than one Shelf Underwritten Offering in any 180-day period or more than two Shelf Underwritten Offerings in total under this Agreement.

(b)If the Company receives a Shelf Underwritten Offering Request, it will give written notice of such proposed Shelf Underwritten Offering to each Holder (other than the Requesting Holder), which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the related Underwritten Offering Filing and, if known, the number of Registrable Shares that are proposed to be included in such Shelf Underwritten Offering, and of such Holders’ rights under this Section 2.02(b). Such notice shall be given promptly (and in any event at least five (5) Business Days before the filing of the Underwritten Offering Filing or two (2) Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering); provided, that if the Shelf Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company and the Requesting Holder in writing that the giving of notice pursuant to this Section 2.02(b) would adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Shares in such bought or overnight Underwritten Offering); and provided further, that the Company shall not so notify (or be required to so notify) any such other Holder that has notified the Company (and not revoked such notice) requesting that such Holder not receive notice from the Company of any proposed Shelf Underwritten Offering. Each such Holder shall then have four (4) Business Days (or one (1) Business Day in the case of a bought or overnight Underwritten Offering) after the date on which the Company delivered the notice pursuant to this Section 2.02(b) to request inclusion of Registrable Shares in the Shelf Underwritten Offering (which request shall specify the maximum number of Registrable Shares intended to be disposed of by such Holder and such Holder agrees to supply any information reasonably requested by the Company in connection with the preparation of a Registration Statement and/or any other documents relating to such registered offering, including a Selling Holder Questionnaire) (any such Holder making such request, a “Shelf Piggybacking Holder”). If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Shelf Underwritten Offering.

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(c)If the Managing Underwriter of the Shelf Underwritten Offering shall inform the Company and the Requesting Holders in writing, with a copy to be provided upon request to any Shelf Piggybacking Holder, of its belief that the number of Registrable Shares requested to be included in such Shelf Underwritten Offering by the Requesting Holders and any Shelf Piggybacking Holders (and any other shares of Common Stock requested to be included by any other Persons having registration rights with respect to such offering) would materially adversely affect such offering, then the Company shall include in the applicable Underwritten Offering Filing, to the extent of the total number of Registrable Shares that the Company is so advised can be sold in such Shelf Underwritten Offering without so materially adversely affecting such offering (the “Section 2.02 Maximum Number of Shares”), Registrable Shares in the following priority:

i.First, all Registrable Shares that the Requesting Holder and Shelf Piggybacking Holders requested to be included therein (the “Requesting Holder and Shelf Piggybacking Holder Shares”) (pro rata among the Requesting Holders and Shelf Piggybacking Holders based on the number of Registrable Shares each requested to be included); and

ii.Second, to the extent that the number of Requesting Holder and Shelf Piggybacking Holder Securities is less than the Section 2.02 Maximum Number of Shares, the shares of Common Stock requested to be included by any other Persons having registration rights with respect to such offering, pro rata among such other Persons based on the number of shares of Common Stock each requested to be included.

(d)The Company shall select the Managing Underwriter and any other underwriters in connection with such Shelf Underwritten Offering. The Requesting Holders shall determine the pricing of the Registrable Shares offered pursuant to any Shelf Underwritten Offering and the applicable underwriting discounts and commissions, subject to Section 2.03.

Section 2.03Delay and Suspension Rights.

Notwithstanding any other provision of this Agreement, the Company may (a) delay filing or effectiveness of the Shelf Registration Statement (or any amendment thereto) or effecting a Shelf Underwritten Offering or (b) suspend the Holders’ use of any prospectus that is a part of a Shelf Registration Statement upon written notice to each Holder whose Registrable Shares are included in such Shelf Registration Statement (provided that in no event shall such notice contain any material non-public information regarding the Company) (in which event such Holder shall immediately discontinue sales of Registrable Shares pursuant to such Registration Statement but may settle any then-contracted sales of Registrable Shares), in each case for a period of up to 60 days, if the Company determines (i) that such delay or suspension is in the best interest of the Company and its stakeholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company, or any proposed financing, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Company), (ii) that such registration, offering or the use of any prospectus that is a part of a Shelf Registration Statement would render the Company unable to comply with applicable securities laws (including because of requirements to produce financial statements with regard to acquired businesses) or (iii) that such registration or offering would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential (any such period, a “Suspension Period”); provided, however, that in no event shall any Suspension Periods collectively exceed an aggregate of 90 days in any twelve-month period.
Section 2.04Participation in Underwritten Offerings.

(a)In connection with any Underwritten Offering contemplated by Section 2.02, the underwriting agreement into which each Selling Holder and the Company shall enter into shall contain such representations, covenants, indemnities (subject to Section 2.09) and other rights and obligations as are customary in Underwritten Offerings by the Company. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties, agreements or indemnities regarding such Selling Holder, such Selling Holder’s title in the securities being registered on its behalf, the Selling Holder’s authority to enter into such underwriting agreement and to sell, and information provided by such Selling Holder for inclusion in the Registration Statement relating thereto and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law.

(b)Any participation by Holders in a Piggyback Underwritten Offering shall be in accordance with the plan of distribution of (i) the Company, if such Piggyback Underwritten Offering is for the account of the Company, or (ii) any other Persons who have or have been granted registration rights, if the Piggyback Underwritten Offering is for the account of such other Persons.

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Section 2.05Registration and Sale Procedures.

In connection with its obligations under this Article II and with respect to each Registration Statement that includes Registrable Shares, the Company will:
(a)as promptly as reasonably practicable prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by the Registration Statement;

(b)use commercially reasonable efforts to make available to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement, any prospectus used in connection therewith or any amendment thereto, upon its reasonable request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder reasonably in advance of any such filing with respect to such information prior to filing the Registration Statement, prospectus or amendment thereto, and (ii) such number of copies of the Registration Statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares covered thereby;

(c)if applicable, use commercially reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify, take any action that would subject the Company to any material tax in any such jurisdiction where it is not then so subject, or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(d)promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any prospectus or prospectus supplement thereto;

(e)(i) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (A) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which such statements were made); (B) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or the initiation of any proceedings for that purpose; or (C) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or blue sky laws of any jurisdiction; and (ii) subject to Section 2.03, following the provision of such notice, as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(f)upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to the Registration Statement;

(g)otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

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(h)use commercially reasonable efforts to cause all such Registrable Shares registered pursuant to this Agreement to be listed on the principal securities exchange or nationally recognized quotation system on which the Common Stock is then listed;

(i)use commercially reasonable efforts to cause the Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Shares;

(j)provide a transfer agent and registrar for all Registrable Shares covered by such registration statement not later than the effective date of the Registration Statement;

(k)if requested by a Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests in writing to be included therein relating to the sale and distribution of Registrable Shares, including information with respect to the number of Registrable Shares being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Shares to be sold in such offering, and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(l)in connection with an Underwritten Offering, use commercially reasonable efforts to provide to each Selling Holder a copy of any auditor “comfort” letters, customary legal opinions or reports of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company, in each case that have been provided to the Managing Underwriter in connection with the Underwritten Offering; and

(m)make available upon reasonable notice at reasonable times and for reasonable periods for inspection by any Selling Holder of Registrable Shares, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided, that the Company need not disclose any non-public information to any such person unless and until such person has entered into a confidentiality agreement with the Company.

Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (e) of this Section 2.05, shall forthwith discontinue offers and sales of the Registrable Shares by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.05 or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.
Section 2.06Cooperation by Holders.

The Company shall have no obligation to include Registrable Shares of a Holder in a Registration Statement who has failed to furnish, within five (5) Business Days of a request by the Company, such information that the Company determines, after consultation with its counsel, is reasonably required in order for the Registration Statement or prospectus supplement, as applicable, to comply with the Securities Act. The Company may require each Holder to furnish to the Company a written statement as to the aggregate principal amount of Second Lien Notes and/or the number of shares of Common Stock beneficially owned by such Holder. Without limiting the foregoing, with respect to the Shelf Registration Statement, each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Holder Questionnaire”) on a date that is not less than ten (10) Business Days after the Closing or three (3) Business Days following the date on which such Holder receives draft materials in accordance with Section 2.05(b).

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Section 2.07Restrictions on Public Sales by Holders.

If requested by the Managing Underwriter, each Holder agrees not to effect any public sale or distribution of Registrable Shares for a period of up to 90 days following completion of an Underwritten Offering of equity securities by the Company; provided that (i) the Company gives written notice to such Holder of the date of the commencement and termination of such period with respect to any such Underwritten Offering and (ii) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters of such Underwritten Offering on the Company or on the officers or directors or any other shareholder of the Company on whom a restriction is imposed and (iii) the restrictions set forth in this Section 2.07 shall not apply to any Registrable Shares that are included in such Underwritten Offering by such Selling Holder; provided further, that this Section 2.07 shall not apply to any Holder that, together with such Holder’s Affiliates, holds less than 5% of the outstanding shares of Common Stock.
Section 2.08Expenses.

The Company will pay all reasonable Registration Expenses as determined in good faith. Each Selling Holder shall bear or pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Shares hereunder.
Section 2.09Indemnification and Contribution.

(a)Indemnification by the Company. The Company will indemnify and hold harmless each Selling Holder, its directors, officers managers, employees, investment managers, agents and Affiliates and each other Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities, joint or several (collectively, “Losses”) to which such Selling Holder or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or any preliminary prospectus, free writing prospectus or final prospectus contained therein or related thereto, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statements were made), or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulations promulgated under the Securities Act, or the Exchange Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance required under this Agreement, and the Company will reimburse such Selling Holder and each such director, officer, manager, employee, investment manager, agent, Affiliate and controlling person for reasonably and documented legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Losses, actions or proceedings (collectively, “Expenses”); provided that the Company shall not be liable in any such case to the extent that (i) any such Losses or Expenses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, free writing prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company in writing or electronically by or on behalf of such Selling Holder expressly for use in the preparation thereof, (ii) the Selling Holder continued to use a Registration Statement or Prospectus after the Company notified such Selling Holder to cease such use pursuant to Section 2.05(e) or (iii) the Company provided a corrected, supplemented or amended Registration Statement or Prospectus but the Selling Holder continued to use the then outdated or uncorrected Registration Statement or Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer or controlling person and shall survive the transfer of such securities by such Selling Holder.

(b)Indemnification by Selling Holders. Each Selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each director of the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange from and against any Losses to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, and will reimburse them for any Expenses reasonably incurred by any of them (in each case in the same manner and to the same extent as set forth in Section 2.09(a)), insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) or Expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or any preliminary prospectus, free writing prospectus or final prospectus contained therein or related thereto, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statements were made), if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing or electronically by or on behalf of such Selling Holder expressly for use in the preparation thereof (it being understood that any Selling Holder

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Questionnaire furnished by such Selling Holder is furnished expressly for this purpose). Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Selling Holder.

(c)Notices of Claims; Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.09(a) or Section 2.09(b), such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing (provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.09, except to the extent the Indemnifying Party is actually prejudiced by such failure to give notice), and the Indemnifying Party shall be entitled to participate in such proceeding and, unless in the reasonable opinion of outside counsel to the Indemnified Party a conflict of interest between the Indemnified Party and Indemnifying Party may exist in respect of such claim, to assume the defense thereof jointly with any other Indemnifying Party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other Expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the Indemnifying Party fails to assume the defense or employ counsel reasonably satisfactory to the Indemnified Party, (ii) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party that are not available to the Indemnifying Party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties (plus one firm of local counsel for all Indemnified Parties in each relevant jurisdiction)), and the Indemnifying Party shall be liable for any Expenses therefor. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.
(d)Contribution.

(i)If the indemnification provided for in this Section 2.09 is unavailable to an Indemnified Party in respect of any Losses in respect of which indemnity is to be provided hereunder, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company (on the one hand) and any Selling Holder (on the other hand) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(ii)The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 2.09(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2.09(d)(i). The amount paid or payable by an Indemnified Party as a result of the Losses referred to in Section 2.09(d)(i) shall be deemed to include, subject to the limitations set forth above, any Expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)Limitation of Holders’ Liability. Notwithstanding the provisions of this Section 2.09, no Holder shall be liable for indemnification or contribution pursuant to this Section 2.09 for any amount in excess of the net proceeds received by such Holder from the sale of Registrable Shares pursuant to a Registration Statement.

(f)Indemnification Payments. The indemnification and contribution required by this Section 2.09 shall be made by periodic payments of the amount of any such Losses or Expenses as and when bills are received or such Losses or Expenses are incurred.

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Section 2.10Rule 144 Reporting.

With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Shares to the public without registration, to the extent it shall be required to do so under the Exchange Act, the Company agrees to use its reasonable best efforts to:
(a)make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b)file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c)so long as a Holder owns any Registrable Shares, furnish, unless otherwise available via EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

Section 2.11Transfer or Assignment of Registration Rights.

The rights to cause the Company to register Registrable Shares granted to the Holders by the Company under this Article II may be transferred or assigned by the Holders only to one or more Permitted Transferees; provided, however, that (a) the Company is given written notice prior to such transfer or assignment, stating the name and address of each such Permitted Transferee and identifying the Registrable Shares with respect to which such registration rights are being transferred or assigned and (b) each such Permitted Transferee assumes in writing responsibility for its portion of the obligations of the transferor under this Agreement.
ARTICLE III
MISCELLANEOUS

Section 3.01    Communications.

All notices and other communications provided for or permitted hereunder shall be made in writing by electronic mail, courier service or personal delivery:
(a)if to a Holder, to such Holder at its address set forth in its Administrative Questionnaire or provided pursuant to Section 2.11, as applicable; and

(b)if to the Company, to it at:

Northern Oil and Gas, Inc.
601 Carlson Pkwy - Suite 990
Minnetonka, Minnesota 55305
Email: [•]

; or, in each case, to such other address for such party as shall have been communicated by such party by like notice.
All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent by electronic mail; and when actually received, if sent by courier service.
Section 3.02    Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Shares to the extent permitted herein; provided, however, that all or any portion of the rights and obligations of any Holder under this Agreement may be transferred or assigned by such Holder only in accordance with Section 2.11.

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Section 3.03    Recapitalization, Exchanges, Etc. Affecting the Shares.

The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Shares, and shall be appropriately adjusted for combinations, share splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement.
Section 3.04    Aggregation of Registrable Shares.

All Registrable Shares held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.
Section 3.05    Specific Performance.

Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.
Section 3.06    Counterparts.
This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
Section 3.07    Headings.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
Section 3.08    Governing Law.

THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT), WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION AGAINST ANY PARTY RELATING TO THE FOREGOING SHALL BE BROUGHT IN ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE STATE OF NEW YORK, AND THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED WITHIN THE STATE OF NEW YORK OVER ANY SUCH ACTION. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH DISPUTE BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH OF THE PARTIES HERETO AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.
Section 3.09    Severability of Provisions.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

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Section 3.10    Entire Agreement.

This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
Section 3.11    Amendment.

This Agreement may be amended only by means of a written amendment signed by the Company and the Holder or Holders of more than fifty percent (50%) of the aggregate number of Registrable Shares; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.
Section 3.12    No Presumption.

If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
Section 3.13    Obligations Limited to Parties to Agreement.

Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Holders and the Company shall have any obligation hereunder and that, notwithstanding that one or more of the Holders may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Holders under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of a Holder hereunder.
Section 3.14    Independent Nature of Holders’ Obligations.

The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.
Section 3.15    Interpretation.

Article and Section references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Holder under this Agreement, such action shall be in such Holder’s sole discretion unless otherwise specified.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

COMPANY: NORTHERN OIL AND GAS, INC. By: Name: Title:

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

SEVERALLY AND NOT JOINTLY FOR EACH ENTITY LISTED BELOW: [HOLDERS] By: Name: Title:

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Annex A

Registrable Shares

Annex B

NORTHERN OIL AND GAS, INC.
Selling Holder Notice and Questionnaire
The undersigned beneficial owner of Second Lien Notes and/or Common Stock, as applicable (the “Registrable Shares”), of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Shares, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Shares are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.
NOTICE
The undersigned beneficial owner (the “Selling Holder”) of Registrable Shares hereby elects to include the Registrable Shares owned by it in the Registration Statement.
The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:
QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Holder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Shares are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Holder:

Telephone:                                                         Fax:                                                             Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?
Yes ☐ No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Shares as compensation for investment banking services to the Company?

Yes ☐ No ☐

Note: If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

(d)
If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Shares in the ordinary course of business, and at the time of the purchase of the Registrable Shares to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Shares?

Yes ☐ No ☐
Note: If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Holder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Exchange Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Holder:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past two years.
State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner: By: Name: Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:
Northern Oil and Gas, Inc.
601 Carlson Pkwy - Suite 990
Minnetonka, Minnesota 55305
Attention: [•]
Email: [•]

EXHIBIT C TO EXCHANGE AGREEMENT

SUBSCRIPTION DOCUMENTS
FOR
COMMON STOCK
OF
NORTHERN OIL AND GAS, INC.

INSTRUCTIONS FOR COMPLETING
THE SUBSCRIPTION DOCUMENTS
Investors must complete all the subscription documents contained in this package in the manner described below. For purposes of these documents, the “Investor” is the person or entity for whose account the shares of Common Stock are being purchased. Capitalized terms used but not defined in these Instructions have the meanings assigned to them in the Subscription Agreement.
1.    Subscription Agreement:

a.
Fill in the (i) date, (ii) your name, (iii) the number of shares that you are subscribing for and (iv) the aggregate purchase price for those shares (the number of shares subscribed for multiplied by $3.00) on page 1.

b.	Fill in the notice information on page 10.

c.	Each Investor who is a natural person must print the name of the Investor and sign on page 11.

d.	Each Investor that is an entity must print the name of the Investor and sign (and print name, capacity and title, if applicable, and the other information called for) on page 12.
2.    Investor Questionnaire:

a.	Each Investor who is a natural person should provide the information requested in Section A of Exhibit A.

b.	Each Investor that is an entity should provide the information requested in Section B of Exhibit A.

c.	Each Investor should provide the information requested in Section C of Exhibit A.

d.	Print the name of the Investor and sign (and print name, capacity and title, if applicable) on page A‑3.
FOR INVESTING SHAREHOLDERS WHO ARE NATURAL PERSONS:
IF YOU ARE MARRIED AND LIVE IN A COMMUNITY PROPERTY JURISDICTION, BOTH YOU AND YOUR SPOUSE MUST SIGN THE SIGNATURE PAGES OF THE SUBSCRIPTION AGREEMENT AND THE INVESTOR QUESTIONNAIRE.
ADDITIONALLY, IF YOU ARE MARRIED AND DO NOT LIVE IN A COMMUNITY PROPERTY JURISDICTION AND YOU ARE PURCHASING COMMON STOCK WITH YOUR SPOUSE, BOTH YOU AND YOUR SPOUSE MUST SIGN THE SIGNATURE PAGES OF THE SUBSCRIPTION AGREEMENT AND THE INVESTOR QUESTIONNAIRE.

THE SECURITIES TO BE ACQUIRED PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SECURITIES UNLESS THE INVESTOR INTENDS TO ACQUIRE THE SECURITIES FOR PURPOSES OF INVESTMENT RATHER THAN RESALE. THE REPRESENTATIONS MADE HEREIN WILL BE RELIED UPON BY NORTHERN OIL AND GAS, INC. IN COMPLYING WITH ITS OBLIGATIONS UNDER APPLICABLE SECURITIES LAWS. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.
Subscription Agreement
This Subscription Agreement, is entered into effective [DATE HERE], 2018 (this “Subscription Agreement”), between Northern Oil and Gas, Inc., a corporation organized under the laws of Minnesota (“Company”), and [NAME OF INVESTOR] (“Investor”).
Whereas, the Company desires to sell and Investor desires to purchase the Company’s common stock, par value $0.001 (the “Common Stock”), pursuant to the terms and conditions hereof.
Whereas, the Company has entered into that certain Exchange Agreement, dated as of January 31, 2018, with certain holders (the “Noteholders”) of its 8.000% Senior Notes due 2020 (the “Notes”), pursuant to which, amongst other things, the Noteholders have agreed, subject to certain specified conditions set forth therein, to exchange $496,683,000 aggregate principal amount of Notes for, (i) $344,279,000 aggregate principal amount of Senior Secured Second Lien Notes of the Company and (ii) an aggregate of 51,624,964 shares of Common Stock, which number of shares of Common Stock is subject to adjustment to the extent any Common Stock is issued or sold under the Equity Raise (as defined below) at a gross price lower than $3.00 per share (the “Exchange Transaction”).
Whereas, the Company will reincorporate in Delaware by filing a Certificate of Incorporation in the form attached as Exhibit B (as it may be amended, restated, supplemented, increased and extended or otherwise modified from time to time, the “Delaware Charter”) at or prior to the Closing (as defined herein).
Whereas, the Company intends to raise at least $156.0 million in total value prior to or contemporaneously with the Closing, which shall be comprised of (A) at least 50% in new cash contributions from the sale of Common Stock, including the commitments received under this Subscription Agreement and subscription agreements from other investors, as of the date hereof, totaling $40.0 million; and (B) no more than 50% from the fair market value (as determined by an opinion of a reputable valuation or investment bank mutually acceptable to both the Company and the Noteholders) of additional assets acquired by the Company on or prior to the Closing, which assets shall represent non-operating interests in oil and gas properties in the Williston Basin shale play (such transactions (other than pursuant to option awards, stock appreciation right awards, restricted stock awards, stock unit awards, cash incentive awards or other stock-based awards or rights granted under the Company’s 2013 Incentive Plan (or any predecessor plan), as the same may be amended from time to time), the “Equity Raise”).

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Whereas, the Investor understands that the offering is being made without registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.
Subscription. Subject to the terms and conditions of this Subscription Agreement, on the date of the Closing referred to in Section 4 hereof, the Investor shall purchase from the Company, and the Company shall issue and sell to the Investor, [NUMBER OF SHARES] shares of Common Stock (the “Securities”) for a price of $3.00 per share for the aggregate purchase price of $[PRICE] (the “Aggregate Purchase Price”), which is payable as described in Section 5 hereof [and subject to reduction as set forth below][1]; provided, however, that to the extent that the Company issues or sells any Common Stock under the Equity Raise at a gross price lower than $3.00 per share, the Aggregate Purchase Price shall not change, but the price paid per share will equal the lowest gross price at which any such share of Common Stock is issued or sold, at or prior to the Closing, in connection with the Equity Raise and the number of Securities issued to the Investor shall equal (A) the number of Securities set forth above, multiplied by (B) the quotient of $3.00 divided by the lowest gross price at which any such share of Common Stock is issued or sold in connection with the Equity Raise. To the extent that the Company issues or sells any Common Stock, at or prior to the Closing, under the Equity Raise with any material terms [(excluding for this purpose, any lock-up provisions)][2] that are superior to the terms of this Subscription Agreement with respect to the Investor, the Investor shall be entitled to receive such terms in connection with this Subscription Agreement. The Investor acknowledges that the Securities will be subject to restrictions on transfer as described in this Subscription Agreement. The Investor and the Company acknowledge and agree that (a) this subscription is irrevocable and (b) this subscription is subject to (i) (A) the satisfaction of all conditions precedent to the consummation of the Exchange Transaction and (B) the contemporaneous closing of the Exchange Transaction, including the Company’s receipt of at least $156.0 million in total value in connection with (and in accordance with) the Equity Raise and (ii) the Company’s acceptance of this subscription pursuant to Section 3 hereof. [Notwithstanding anything to the contrary contained herein or in the Exchange Agreement, the Investor may, but shall not be obligated to, reduce the amount of Common Stock required to be purchased pursuant to this Subscription Agreement if the Company shall, pursuant to the Equity Raise, have received commitments for purchases or issuances of Common Stock in an amount in excess of $156.0 million. Such reduction shall be in an amount up to the amount of such excess as determined by the Investor in consultation with the Company.][3]

___________________

1 Only to be included in the Subscription Agreement executed by TRT Holdings, Inc.
2 Only to be included in the Subscription Agreement executed by Bahram Akradi, Michael Reger and TRT Holdings, Inc.
3 Only to be included in the Subscription Agreement executed by TRT Holdings, Inc.

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2.Terms of Common Stock. The Securities shall have the terms as set forth in the Delaware Charter. The Securities shall initially be un-certificated; provided, that, upon the request of the Investor, the Company shall issue to such Investor certificates in respect of such shares and such certificates shall bear an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

3.Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the Investor at the Closing referred to in Section 4 hereof.

4.The Closing. The closing of the purchase and sale of the Securities (the “Closing”) shall take place at the offices of Kirkland & Ellis LLP, 609 Main Street, Houston, Texas 77002, contemporaneous with the closing of the Exchange Transaction.

5.Payment for Securities. Payment for the Securities shall be received by the Company from the Investor by wire transfer of immediately available funds or other means approved by the Company at or prior to the Closing, in an amount equal to the Aggregate Purchase Price.

6.Representations and Warranties of the Company. As of the date hereof and the Closing, the Company represents and warrants that:

(a)The Company is (i) duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization and has full power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and (ii) duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for any such failures to be so qualified or licensed and in good standing have not had and would not, individually or in the aggregate, reasonably be expected to (A) have a material adverse effect on the assets, liabilities, condition (financial or otherwise), business, prospects or results of operations of the Company taken as a whole, or (B) impair, prevent or materially delay the performance by the Company of any of its obligations under this Subscription Agreement.

(b)Upon issuance in accordance herewith, the Securities issuable hereunder will be duly authorized, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Subscription Agreement or restrictions that may arise under U.S. federal or state securities laws.

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(c)The Company has full power and authority to execute this Subscription Agreement. The execution and delivery by the Company of this Subscription Agreement have been duly authorized by all necessary action, other than the approval of the board of directors of the Company after reincorporation in Delaware. The Subscription Agreement, when executed and delivered by the Company, shall constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws of general application relating to or affecting the enforcement of creditors’ rights generally or (ii) as limited by laws relating to availability of specific performance, injunctive relief, or other equitable remedies.

(d)Assuming the accuracy of the representations made by the Investor in Section 7 of this Subscription Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Subscription Agreement, except for (a) filings pursuant to Regulation D of the Securities Act, and applicable state securities laws, which have been made or will be made in a timely manner and (b) the filing of the Delaware Charter to reincorporate the Company in Delaware.

(e)Neither the Company nor any of its affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

7.Representations, Warranties and Covenants of the Investor. The Investor hereby represents and warrants to and covenants with the Company that:

(a)General.

(i)The Investor has full power and authority to purchase the Securities, execute this Subscription Agreement and to perform all obligations required to be performed by the Investor hereunder, and such purchase will not contravene any law, rule or regulation binding on the Investor or any investment guideline or restriction applicable to the Investor. The execution and delivery by the Investor of this Subscription Agreement and the purchase of the Securities have been duly authorized by all necessary action. The Subscription Agreement, when executed and delivered by the Investor, shall constitute the valid and legally binding obligations of the Investor, enforceable against the Investor in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws of general application relating to or affecting the enforcement of creditors’ rights generally or (ii) as limited by laws relating to availability of specific performance, injunctive relief, or other equitable remedies.

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(ii)The Investor is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iii)The Investor will comply with all applicable laws and regulations in effect in any jurisdiction in which the Investor purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the Investor is subject or in which the Investor makes such purchases or sales, and the Company shall have no responsibility therefor.

(iv)No consent of, or registration, declaration or filing with, any third party or any governmental entity is required to be obtained or made by or with respect to the Investor in connection with the execution, delivery and performance of this Subscription Agreement.

(b)Information Concerning the Company.

(i)The Investor has not been furnished any offering literature.

(ii)The Investor confirms that is has been provided a copy of the form of the Exchange Agreement.

(iii)The Investor understands and accepts that the purchase of the Securities involves various risks. The Investor represents that it is able to bear any loss associated with an investment in the Securities.

(iv)The Investor confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the Investor in deciding to invest in the Securities. The Investor acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the Investor’s authority to invest in the Securities.

(v)The Investor is familiar with the business and financial condition and operations of the Company. The Investor has had access to such information concerning the Company and the Securities as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities, including the Company’s annual, quarterly and current reports, proxy statements and other information filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended.

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(vi)The Investor understands that, unless the Investor notifies the Company in writing to the contrary at or before the Closing, each of the Investor’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Investor.

(vii)The Investor acknowledges that the Company has the right, subject to the terms of the Exchange Agreement, to abandon this private placement at any time prior to the completion of the offering. This Subscription Agreement shall thereafter have no force or effect and the Company shall return the previously paid subscription price of the Securities, without interest thereon, to the Investor.

(viii)The Investor understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(c)Non-reliance.

(i)The Investor confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the Investor regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the Investor is not relying on the advice or recommendations of the Company and the Investor has made its own independent decision that the investment in the Securities is suitable and appropriate for the Investor.

(d)Status of Investor.

(i)The Investor has such knowledge, skill and experience in business, financial and investment matters that the Investor is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the Investor’s own professional advisors, to the extent that the Investor has deemed appropriate, the Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. The Investor has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the Investor is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

(ii)The Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Investor agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities.

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(iii)The Investor has duly executed and delivered to the Company a completed Investor Questionnaire attached hereto as Exhibit A and will notify the Company of any change in such information prior to the Closing.

(e)Restrictions on Transfer or Sale of Securities.

(i)The Investor is acquiring the Securities solely for the Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities, including any present arrangement or understanding with any other persons regarding the distribution of such Securities. The Investor understands that the Securities have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Investor and of the other representations made by the Investor in this Subscription Agreement. The Investor understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii)The Investor understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the “Commission”) provide in substance that the Investor may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the Investor understands that the Company has no obligation or intention to register any of the Securities, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the Investor understands that under the Commission’s rules, the Investor may dispose of the Securities principally only in “private placements” which are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the Investor. Consequently, the Investor understands that the Investor must bear the economic risks of the investment in the Securities for an indefinite period of time and the Securities must be indefinitely held unless subsequently registered under the Securities Act and any applicable state securities or blue sky laws, or sold or otherwise transferred pursuant to exemptions from registration under the Securities Act or such other laws.

(iii)The Investor agrees: (A) that the Investor will not sell, assign, distribute, exchange, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable state securities laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable state securities laws; (B) that any certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

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(iv)The Investor acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(v)[During the 90 calendar days immediately following the date of Closing (the “Lock-up Period”), the Investor agrees that it shall not, and it shall cause each of its affiliates not to, directly or indirectly, (A) offer for sale, sell, pledge or otherwise dispose of any of the Securities, (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Securities, whether any such transaction described in clause (A) or (B) of this Section 7(e)(v) is to be settled by delivery of the Securities or other securities, in cash or otherwise; provided, however, this Section 7(e)(v) shall not restrict transfers of Securities, or any security convertible into shares of Common Stock, to a Permitted Transferee, provided that such Permitted Transferee agrees to be bound by the terms of this Section 7(e)(v). For purposes of this Section 7(e)(v), “Permitted Transferee” shall mean, with respect to the Investor, (a) an affiliate of the Investor or any investment fund or other entity controlled or managed by the Investor; (b) any trust for the primary benefit of the Investor’s spouse, domestic partner, parents, parents-in-law, siblings, children, grandchildren and any other natural person who occupies the same principal residence as the Investor, and the spouses, domestic partners, descendants and ancestors of each of the foregoing (“Family Member”); provided that, in each case, either (i) such Investor or (ii) a bona fide third-party trustee continues to hold, directly or indirectly, 100% of the voting interests of such trust until the death or legal incapacity of such Investor; (c) any entity of which such Investor and any Permitted Transferees or Family Members of such Investor collectively are beneficial owners of 100% of the equity interests; provided that, either (i) such Investor or (ii) a bona fide third-party trustee continues to hold, directly or indirectly, 100% of the voting interests of such entity until the death or legal incapacity of such Noteholder; or (d) any trust or non-profit corporation that (i) has obtained recognition of its tax exempt status under Section 501(c)(3) of the Internal Revenue Code of 1986 and (ii) is controlled by such Investor.]4

8.Obligations Irrevocable. The obligations of the Investor shall be irrevocable.

9.Legend. The certificates representing the Securities sold pursuant to this Subscription Agreement, if any, will be imprinted with a legend in substantially the following form:
“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, ASSIGNED, DISTRIBUTED, EXCHANGED, PLEDGED, GIVEN OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”
________________
4 Only to be included in the Subscription Agreement executed by Bahram Akradi, Michael Reger and TRT Holdings, Inc.

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10.Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

11.Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Investor without the prior written consent of the other party.

12.Waiver of Jury Trial. THE INVESTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

13.Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the Investor (“Proceedings”), the Investor irrevocably submits to the jurisdiction of the federal or state courts located in the Borough of Manhattan in New York City, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

14.Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York.

15.Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

16.Counterparts. This Subscription Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

17.Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) when so delivered by hand, (b) if delivered by electronic mail during normal business hours of the recipient, when sent, and if not delivered during normal business hours, then on the recipient’s next business day, (c) if delivered by registered or certified mail, return receipt requested, postage prepaid, three (3) business days after mailing or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt, as follows or to such other address as shall be given in writing by any party to the other:

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If to the Company:	Northern Oil and Gas, Inc. 601 Carlson Pkwy - Suite 990 Minnetonka, Minnesota 55305 Fax: 952-476-9801 Attention: Chief Financial Officer
with a copy to:	Jones Day 250 Vesey Street New York, New York 10281 Email: sgreenberg@jonesday.com Attention: Scott J. Greenberg
If to the Investor:	[ADDRESS] [ADDRESS] E-mail: Attention:

18.
Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

19.Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing and (ii) the death or disability of the Investor.

20.Notification of Changes. The Investor hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the Investor contained in this Subscription Agreement to be false or incorrect.

21.Severability. If any term or provision of this Subscription Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Subscription Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

22.Termination. This Subscription Agreement shall terminate at any time prior to the Closing, upon the agreement of the parties and the Noteholders in writing.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Investor has duly executed this Subscription Agreement as of the date first written above.

State/Country of Domicile or Formation: Aggregate Subscription Amount: $

INDIVIDUAL INVESTOR:

(Signature)

(Name - Please Print)

(Signature of Spouse if Purchasing Jointly or if Community Property Jurisdiction)

(Name of Spouse if Purchasing Jointly or if Community Property Jurisdiction - Please Print)

(Primary Place of Residence)

(City, State and Country)

(Telephone Number)

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CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP, TRUST, CUSTODIAL ACCOUNT OR OTHER INVESTOR:

(Name of Entity - Please Print)

By:
      (Signature)

      Name:
                  (Please Print)

      Title:
                  (Please Print)

     Address:

                    (Telephone Number)

The offer to purchase Securities as set forth above is confirmed and accepted by the Company as to __________ shares of Common Stock.

NORTHERN OIL AND GAS, INC.
By____________________________ Name: Title:

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Exhibit A
INVESTOR QUESTIONNAIRE
The information contained in this Questionnaire is being furnished to permit [Investor], a [_____________] (“Investor”), and Northern Oil and Gas, Inc., a Minnesota corporation (“Company”), to determine whether the subscription by the undersigned (the “Investor”) to purchase shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) pursuant to the Subscription Agreement to which this Investor Questionnaire is attached may be accepted.
If the response to any item is “none” or “not applicable,” please so indicate. The Investor agrees that it and its agents shall provide the Company and Investor such additional information as each of the Company and Investor may request in order to satisfy themselves that the Investor meets the minimum legal requirements under U.S. federal and state securities laws to acquire Common Stock.
Where multiple choices are offered, select and check only that which is applicable.
THE COMPANY WILL USE COMMERCIALLY REASONABLE EFFORTS TO MAINTAIN THE CONFIDENTIALITY OF YOUR RESPONSES. By signing this document, however, you agree that the the Company may present this Questionnaire to such private and/or governmental entities as the Company deems appropriate (i) if called on to establish the availability under any applicable U.S. state or federal law of an exemption from the registration or qualification requirements of such law with respect to the Common Stock or (ii) if the contents hereof are relevant to any issue in any action, suit or proceeding to which the Investor or the Company becomes a party or becomes subject.
Name of Investor:
(please print)

A.	Information for an Investor who is a Natural Person

1.	For the past two years, and during the years or months indicated, I have maintained my principal residence in the following state or states or country: _________________________________________.

2.	I presently maintain a house or apartment, other than my principal residence, in the state of:_______________________.

3.	I pay state income taxes in the State of:______________________.

4.	I hold a driver’s license in the State of:______________________.

5.	I am registered to vote in the State of:_______________________.

6.	I am a citizen of:_______________________________________.

7.	My present age is: ________

B.	Information for an Investor that is a Limited Liability Company, Partnership, Trust or Other Entity

1.	Legal form of entity (trust, corporation, partnership, etc.): _________________________.

2.	Jurisdiction of organization: ________________________________________________.

3.	Number of years in business: ________________________________________________.

C.	Accredited Investor Status:
The Investor is an “accredited investor” as defined in Regulation D promulgated under the U.S. Securities Act (“Regulation D”) for the following reason(s) (check as applicable):

▪
The Investor is a natural person whose individual net worth or joint net worth with his spouse at the time of purchase exceeds $1,000,000. For purposes of this item, “net worth” means the excess of total assets at fair market value, including home furnishings and automobiles (and including property owned by a spouse) but excluding such Investor’s primary residence, over total liabilities. Total liabilities excludes any mortgage securing such Investor’s primary residence in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Common Stock is purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of the Common Stock for the purpose of investing in the Common Stock.

▪
The Investor is a natural person whose individual income for each of the two most recently completed years and reasonably expected income for the current year exceeds $200,000 or whose joint income with his spouse for the two most recently completed years and reasonably expected joint income for the current year exceeds $300,000.

▪
The Investor is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Common Stock, whose purchase is directed by a person with such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Stock. The person directing investment decisions for the trust has completed this Investor Questionnaire.

▪	The Investor is a corporation, limited liability company, partnership or other entity, all the equity owners of which are accredited investors as otherwise defined in this Section C.

▪	The Investor is otherwise an accredited investor on the following basis:

The Investor represents and warrants that the foregoing information is true and correct in all respects.

Date: , 2018

Signature:

INDIVIDUAL INVESTOR:

(Signature)

(Name - Please Print)

(Signature of Spouse if Purchasing Jointly or if Community Property State)

(Name of Spouse if Purchasing Jointly or if Community Property State - Please Print)

CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP, TRUST, CUSTODIAL ACCOUNT OR OTHER INVESTOR: (Name of Entity) By: (Signature) Name: (Please Print) Title:

Exhibit B
DELAWARE CHARTER

CERTIFICATE OF INCORPORATION
OF
NORTHERN OIL AND GAS, INC.

ARTICLE ONE

The name of this corporation is Northern Oil and Gas, Inc. (the “Corporation”).
ARTICLE TWO

The registered office of the Corporation in the State of Delaware is located at [1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801]. The name of its registered agent at such address is [The Corporation Trust Company].
ARTICLE THREE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”).
ARTICLE FOUR

Section 1Authorized Shares. The total number of shares of all classes of capital stock that the Corporation has authority to issue is 455,000,000 shares, consisting of:

(a)5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”); and

(b)450,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”).

The Preferred Stock and the Common Stock shall have the rights, preferences and limitations set forth below.
Section 2Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is authorized, to provide by resolution or resolutions from time to time for the issuance, out of the authorized but unissued shares of Preferred Stock, of all or any of the shares of Preferred Stock in one or more series, and to establish the number of shares to be included in each such series, and to fix the voting powers (full, limited or no voting powers), designations, powers, preferences, and relative, participating, optional or other rights, if any, and any qualifications, limitations or restrictions thereof, or such series, including, without limitation, that any such series may be (i) subject to redemption at such time or times and at such price or prices, (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of capital stock, (iii) entitled to such rights upon the liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation or (iv) convertible into, or exchangeable for, shares of any other class or classes of capital stock, or of any other series of the same class of capital stock, of the Corporation at such price or prices or at such rates and with such adjustments; all as may be stated in such resolution or resolutions, which resolution or resolutions shall be set forth on a certificate of designations filed with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law. Except as otherwise provided in this Certificate of Incorporation (the “Certificate of Incorporation”), no vote of the holders of Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation. Notwithstanding the provisions of Section 242(b)(2) of the Delaware General Corporation Law, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote, without the separate vote of the holders of the Preferred Stock as a class. Subject to Section 1 of this ARTICLE FOUR, the Board of Directors is also expressly authorized to increase or decrease the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. Unless otherwise expressly provided in the certificate of designations in respect of any series of Preferred Stock, in case the number of shares of such series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Section 3Common Stock.

(a)Voting Rights. Except as otherwise provided by the Delaware General Corporation Law or this Certificate of Incorporation and subject to the rights of holders of Preferred Stock, all of the voting power of the stockholders of the Corporation shall be vested in the holders of the Common Stock, and each holder of Common Stock shall have one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation. Notwithstanding any other provision of this Certificate of Incorporation to the contrary, the holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation in respect of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separate or together as a class with the holders of one or more such other series, to vote thereon pursuant to this Certificate of Incorporation or the Delaware General Corporation Law.

(b)Dividends. Subject to the rights of the holders of any series of Preferred Stock, and to the other provisions of this Certificate of Incorporation, holders of Common Stock shall be entitled to receive equally, on a per share basis, such dividends and other distributions in cash, securities or other property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

(c)Liquidation Rights. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the Corporation’s debts and subject to the rights of the holders of shares of any series of Preferred Stock upon such dissolution, liquidation or winding up, the remaining net assets of the Corporation shall be distributed among holders of shares of Common Stock equally on a per share basis. A merger or consolidation of the Corporation with or into any other corporation or entity, or a sale, lease, exchange, conveyance or other disposition of all or any part of the assets of the Corporation shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Section 3(c).

(d)Conversion Rights. The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of the Corporation’s capital stock.

(e)Preemptive Rights. No holder of shares of Common Stock shall be entitled to preemptive or subscription rights pursuant to this Certificate of Incorporation.

ARTICLE FIVE

The Corporation shall have perpetual existence.
ARTICLE SIX

The name and mailing address of the sole incorporator are as follows:
NAME                        MAILING ADDRESS
[•]                        [•]

ARTICLE SEVEN

Section 1Board of Directors, Number and Term. Unless otherwise provided by this Certificate of Incorporation or the Delaware General Corporation Law, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Subject to any rights of the holders of Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the Board of Directors shall be fixed from time to time by resolution adopted by the Board of Directors. No decrease in the number of directors shall shorten the term of any incumbent director.

Section 2Term of Office. Subject to the rights of the holders of any series of Preferred Stock, the directors of the Corporation shall hold office until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation, removal or retirement. Elections of directors need not be by written ballot unless the bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”) shall so provide.

Section 3Newly-Created Directorships and Vacancies. Subject to the rights of the holders of any series of Preferred Stock, any newly created directorships resulting from any increase in the number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause shall be filled exclusively by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by the sole remaining director, and shall not be filled by stockholders. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office and until his or her successor is duly elected and qualified, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until his or her successor is duly elected and qualified, or, in each case, his or her earlier death, resignation, removal or retirement.

Section 4Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock, any director may be removed from office at any time, at a meeting called for that purpose, by the affirmative vote of the holders of at least 75% of the voting power of all outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

Section 5Rights of Holders of Preferred Stock. Notwithstanding the provisions of this ARTICLE SEVEN, whenever the holders of one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately or together by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the rights of such Preferred Stock as set forth in the certificate of designations or certificates of designations governing such series.

Section 6No Cumulative Voting. Except as may otherwise be set forth in the resolution or resolutions of the Board of Directors providing the issue of one or more series of Preferred Stock, and then only with respect to such series of Preferred Stock, cumulative voting in the election of directors is specifically denied.

ARTICLE EIGHT

Section 1Limitation of Liability. To the fullest extent permitted by the Delaware General Corporation Law as it now exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty or other act or omission as a director; provided, however, that nothing contained in this ARTICLE EIGHT shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) pursuant to the provisions of Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended hereafter to permit the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this Section 1 of ARTICLE EIGHT shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring at or prior to the time of such repeal or modification.

Section 2Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise subject to or involved in any claim, demand, action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified by the Corporation to the fullest extent permitted or required by the Delaware General Corporation Law and any other applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith (“Indemnifiable Losses”); provided, however, that, except as provided in Section 5 of this ARTICLE EIGHT with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee pursuant to this Section 2 in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors.

Section 3Right to Advancement of Expenses. The right to indemnification conferred in Section 2 of this ARTICLE EIGHT shall include the right to advancement by the Corporation of any and all expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that, if the Delaware General Corporation Law so requires, an Advancement of Expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including without limitation service to an employee benefit plan) shall be made pursuant to this Section 3 only upon delivery to the Corporation of an undertaking (an “Undertaking”), by or on behalf of such Indemnitee, to repay, without interest, all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such Indemnitee is not entitled to be indemnified for such expenses under this Section 3. An Indemnitee’s right to an Advancement of Expenses pursuant to this Section 3 is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that Indemnitee is entitled to indemnification under Section 2 of this ARTICLE EIGHT with respect to the related Proceeding or the absence of any prior determination to the contrary.

Section 4Contract Rights. The rights to indemnification and to the Advancement of Expenses conferred in Sections 2 and 3 of this ARTICLE EIGHT shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

Section 5Right of Indemnitee to Bring Suit. If a claim under Section 2 or 3 of this ARTICLE EIGHT is not paid in full by the Corporation within 60 calendar days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 calendar days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to the fullest extent permitted or required by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader reimbursements of prosecution or defense expenses than such law permitted the Corporation to provide prior to such amendment), to be paid also the expense of prosecuting or defending such suit.

Section 6Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this ARTICLE EIGHT shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. Nothing contained in this ARTICLE EIGHT shall limit or otherwise affect any such other right or the Corporation’s power to confer any such other right.

Section 7Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 8No Duplication of Payments. The Corporation shall not be liable under this ARTICLE EIGHT to make any payment to an Indemnitee in respect of any Indemnifiable Losses to the extent that the Indemnitee has otherwise actually received payment (net of any expenses incurred in connection therewith and any repayment by the Indemnitee made with respect thereto) under any insurance policy or from any other source in respect of such Indemnifiable Losses.

ARTICLE NINE

Section 1Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation at a duly called annual or special meeting of stockholders of the Corporation may be effected by unanimous consent in writing by such stockholders.

Section 2Annual Meetings of Stockholders. Except as otherwise expressly provided by law, the annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined exclusively by resolution of the Board of Directors in its sole and absolute discretion. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders at any meeting of stockholders shall be given in the manner provided in the Bylaws.

Section 3Special Meetings of Stockholders. Subject to any special rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation shall be called exclusively by or at the direction of the Board of Directors pursuant to a written resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies and shall not be called by stockholders. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

ARTICLE TEN

Section 1Certificate of Incorporation. The Corporation reserves the right at any time from time to time to alter, amend, repeal or change any provision contained in this Certificate of Incorporation, and to adopt any other provision authorized by the Delaware General Corporation Law, in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights, preferences and privileges conferred upon stockholders, directors and other persons herein are granted subject to this reservation.

Section 2Bylaws. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws without any action on the part of the stockholders. Any adoption, alteration, amendment or repeal of the Bylaws by the Board of Directors shall require the approval of a majority of the Board of Directors then in office, provided a quorum is otherwise present. Any Bylaws adopted or amended by the Board of Directors, and any powers conferred thereby, may be amended, altered or repealed by the stockholders.

ARTICLE ELEVEN

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have subject-matter jurisdiction, another state or federal court within the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the Delaware General Corporation Law, the Certificate of Incorporation or Bylaws or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. If any stockholder files an action within the scope of the preceding sentence in a court other than a court located within the State of Delaware (a “Foreign Action”), such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation (including, without limitation, shares of Common Stock) shall be deemed to have notice of and to have consented to the provisions of this ARTICLE ELEVEN.
ARTICLE TWELVE

If any provision (or any part thereof) of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any section of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent permitted by law.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Incorporation on this [•] day of [•], 2018.

By: Name: [•] Title: Sole Incorporator

[Signature Page to Certificate of Incorporation - Northern Oil and Gas, Inc.]

EXHIBIT D TO EXCHANGE AGREEMENT

REGISTRATION RIGHTS AGREEMENT
BY AND AMONG
NORTHERN OIL AND GAS, INC.
AND
THE HOLDERS PARTY HERETO

REGISTRATION RIGHTS AGREEMENT
This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [•], 2018, by and among Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), and the holders party hereto (together with any permitted transferees or assignee, each, a “Holder” and collectively, the “Holders”).
WHEREAS, this Agreement is made pursuant to the Exchange Agreement, dated as of January 31, 2018 (the “Exchange Agreement”), among the Company and the Holders, pursuant to which the Holders will acquire Senior Secured Second Lien Notes of the Company (the “Second Lien Notes”) and shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) on the date hereof; and
WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Holders pursuant to the Exchange Agreement.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01Definitions.

Capitalized terms used herein without definition shall have the meanings given to them in the Exchange Agreement. The terms set forth below are used herein as so defined:
“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Business Day” means any day other than a day on which banks are permitted or required to be closed in New York City.
“Commission” means the U.S. Securities and Exchange Commission, including the staff thereof as applicable.
“Common Share Price” means the volume weighted average closing price of the Common Stock (as reported by the Primary Exchange on which the Common Stock is then traded) for the ten (10) trading days immediately preceding the date on which the determination is made (or, if such price is not available, as determined in good faith by the Board of Directors).
“Common Stock” has the meaning specified therefor in the recitals of this Agreement.
“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Company Securities” has the meaning specified therefor in Section 2.04(c)(i).
“Effective Date” has the meaning specified therefor in Section 2.01(a).
“Effectiveness Period” has the meaning specified therefor in Section 2.01(e).
“Equity Raise” has the meaning specified in the recitals of the Exchange Agreement.
“Exchange Agreement” has the meaning specified therefor in the recitals of this Agreement.
“Expenses” has the meaning specified therefor in Section 2.10(a).
“Family Member” means with respect to any Holder or an Affiliate of such Holder, such person’s spouse, domestic partner, parents, parents-in-law, siblings, children, grandchildren and any other natural person who occupies the same principal residence as the undersigned (other than a tenant or employee), and the spouses, domestic partners, descendants and ancestors of each of the foregoing.
“Holder” and “Holders” have the meanings specified therefor in the introductory paragraph of this Agreement. A Person shall cease to be a Holder hereunder at such time as it ceases to hold any Registrable Security.

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“Indemnified Party” has the meaning specified therefor in Section 2.10(c).
“Indemnifying Party” has the meaning specified therefor in Section 2.10(c).
“Losses” has the meaning specified therefor in Section 2.10(a).
“Majority Holders” means, at any time, the Holder or Holders of more than fifty percent (50%) of the Registrable Securities at such time, calculated based on the aggregate principal amount of Registrable Notes plus the number of Registrable Shares times the Common Share Price.
“Managing Underwriter” means, with respect to any Underwritten Offering, the lead book-running manager(s) of such Underwritten Offering.
“Other Securities” has the meaning specified therefor in Section 2.04(c)(i).
“Permitted Transferee” means with respect to any Holder, (a) an Affiliate of any Holder or any investment fund or other entity controlled or managed by any Holder; (b) any trust for the primary benefit of the Family Members of such Holder; provided that, in each case, either (i) such Holder or (ii) a bona fide third-party trustee continues to hold, directly or indirectly, 100% of the voting interests of such trust until the death or legal incapacity of such Holder; (c) any entity of which such Holder and any Permitted Transferees or Family Members of such Holder collectively are beneficial owners of 100% of the equity interests; provided that either (i) such Holder or (ii) a bona fide third-party trustee continues to hold, directly or indirectly, 100% of the voting interests of such entity until the death or legal incapacity of such Holder; or (d) any trust or non-profit corporation that (i) has obtained recognition of its tax exempt status under Section 501(c)(3) of the Internal Revenue Code of 1986 and (ii) is controlled by such Holder.
“Piggybacking Holder” has the meaning specified therefor in Section 2.04(a).
“Piggyback Underwritten Offering” has the meaning specified therefor in Section 2.04(a).
“Registrable Securities” means (a) the Second Lien Notes issued pursuant to the Exchange Agreement (and any Second Lien Notes that are issued as PIK interest thereon) and (b) the shares of Common Stock issued pursuant to the Exchange Agreement, in each case until such Registrable Securities cease to be Registrable Securities pursuant to Section 1.02.
“Registrable Notes” means the aggregate principal amount of Second Lien Notes that are Registrable Securities.
“Registrable Shares” means shares of Common Stock that are Registrable Securities.
“Registration Expenses” means all expenses, other than Selling Expenses, incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on a Registration Statement and the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses and the fees and disbursements of counsel to the Company and the independent public accountants for the Company, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, and the reasonable and documented fees and expenses of one counsel for all Holders in addition to one local counsel.
“Registration Statement” means (a) the Shelf Registration Statement and (b) any other registration statement of the Company filed or to be filed with the Commission under the Securities Act in which Registrable Securities are or, as the context requires, may be included in the securities registered thereby pursuant to this Agreement.
“Requesting Holder” has the meaning specified therefor in Section 2.02(a).
“Requesting Holder and Shelf Piggybacking Holder Securities” has the meaning specified therefor in Section 2.02(c)(i).
“Rule 415 Limitation” has the meaning specified therefor in Section 2.01(b).
“Second Lien Notes” has the meaning specified therefor in the recitals of this Agreement.
“Section 2.02 Maximum Number of Shares” has the meaning specified therefor in Section 2.02(c).

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“Section 2.04 Maximum Number of Shares” has the meaning specified therefor in Section 2.04(c).
“Selling Expenses” means all (a) underwriting fees, discounts and selling commissions allocable to the sale of Registrable Securities, (b) transfer taxes allocable to the sale of the Registrable Securities, (c) costs or expenses related to any roadshows conducted in connection with the marketing of any Shelf Underwritten Offering, and (d) fees and expenses of any counsel engaged by any Holder that are not expressly included in Registration Fees.
“Selling Holder” means a Holder selling Registrable Securities pursuant to a Registration Statement.
“Selling Holder Questionnaire” has the meaning specified therefor in Section 2.07.
“Shelf Piggybacking Holder” has the meaning specified therefor in Section 2.02(b).
“Shelf Registration Statement” has the meaning specified therefor in Section 2.01(a), subject to Section 2.01(d).
“Shelf Underwritten Offering” has the meaning specified therefor in Section 2.02(a).
“Underwritten Offering” means an offering (including an offering pursuant to the Shelf Registration Statement) in which shares of Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public.
“Underwritten Offering Filing” means (a) with respect to a Shelf Underwritten Offering, a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to the Shelf Registration Statement relating to such Shelf Underwritten Offering, and (b) with respect to a Piggyback Underwritten Offering, (i) a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to an effective shelf Registration Statement (other than the Shelf Registration Statement) in which Registrable Securities could be included and Holders could be named as selling security holders without the filing of a post-effective amendment thereto (other than a post-effective amendment that becomes effective upon filing) or (ii) a Registration Statement (other than the Shelf Registration Statement), in each case relating to such Piggyback Underwritten Offering. An Underwritten Offering Filing shall not include a registration statement on a Form S-4 or S-8 or filed in connection with an exchange offer or any employee benefit or stock purchase and/or dividend reinvestment plan, an offering of securities solely to the Company’s existing stockholders, or a registration statement registering securities that are issuable solely upon conversion of debt securities or a registration statement solely with respect to an equity compensation plan.
Section 1.02    Registrable Securities.

Any Registrable Security will cease to be a Registrable Security when (a) a Registration Statement covering such Registrable Security has become effective under the Securities Act and such Registrable Security has been sold or disposed of pursuant to such Registration Statement; (b) such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act; (c) such Registrable Security is held by the Company or one of its subsidiaries or ceases to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise); (d) such Registrable Security has been sold or disposed of in a transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such Registrable Security pursuant to Section 2.12; or (e) the later of the following occurs: (i) such Registrable Security becomes eligible for resale without restriction and without volume limitations or the need for current public information pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act and (ii) two (2) years have elapsed since the Closing. Any security that has ceased to be a Registrable Security shall not thereafter become a Registrable Security, and any security that is issued or distributed in respect of a security that has ceased to be a Registrable Security shall not be a Registrable Security.

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ARTICLE II
REGISTRATION RIGHTS
Section 2.01Shelf Registration.

(a)The Company shall prepare and file with the Commission, and use commercially reasonable efforts to cause to be declared effective as soon as practicable after the filing thereof, but in no event later than [•], 20181 (the “Effective Date”), a Registration Statement under the Securities Act relating to the offer and sale of all the Registrable Securities by the Holders thereof (the “Shelf Registration Statement”) from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act. Promptly following the effective date of the Shelf Registration Statement, the Company shall notify the Holders of the effectiveness thereof.

(b)Notwithstanding anything in Section 2.01(a), if for any reason the Commission does not permit the Company to include any or all of the Registrable Securities in the initial Shelf Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Registrable Securities by the Holders (a “Rule 415 Limitation”), or the Commission informs the Company that any of the Selling Holders would be deemed to be statutory underwriters, the Company shall notify the Holders thereof and use commercially reasonable efforts to promptly file amendments to the initial Shelf Registration Statement as required by the Commission and/or withdraw the initial Shelf Registration Statement and file a new registration statement on Form S-3 or such other form available for registration of the Registrable Securities as a secondary offering, in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission and avoid the Selling Holders being deemed to be statutory underwriters; provided, however, that prior to such amendment or subsequent Shelf Registration Statement, the Company shall be obligated to use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities and against the Selling Holders’ being deemed statutory underwriters in accordance with Commission guidance, including without limitation, the Compliance and Disclosure Interpretation “Securities Act Rules” No. 612.09, and the Securities Act. In the event the Company amends the initial Shelf Registration Statement by means of a post-effective amendment or files a subsequent Shelf Registration Statement, as the case may be, the Company will use commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission, Commission guidance or the Securities Act, one or more additional Shelf Registration Statements covering those Registrable Securities not included in the initial Shelf Registration Statement as amended or any subsequent Shelf Registration Statement previously filed. The number of Registrable Securities that may be included in each such Shelf Registration Statement shall be allocated among the Holders thereof in proportion (as nearly as practicable) to the aggregate principal amount or number of Registrable Securities, as applicable, owned by each Holder or in such other proportion as is necessary to avoid the Selling Holders being deemed to be statutory underwriters. If the Commission requires the Company to name any Holder as a statutory underwriter and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on the Shelf Registration Statement and the Company shall have no further obligations under this Section 2.01 or Section 2.02 with respect to the Registrable Securities held by such Holder.

(c)The Shelf Registration Statement shall be on Form S-3 (or any equivalent or successor form) under the Securities Act or, if Form S-3 is not then available to the Company, on Form S-1 or such other form of registration statements as is then available to effect a registration for resale of the Registrable Securities; provided, however, that if the Company has filed the Shelf Registration Statement on Form S-1 and subsequently becomes eligible to use Form S-3 or any equivalent or successor form or forms, the Company shall (i) file a post-effective amendment to the Shelf Registration Statement converting such Registration Statement on Form S-1 to a Registration Statement on Form S-3 or any equivalent or successor form or forms or (ii) withdraw the Shelf Registration Statement on Form S-1 and file a subsequent Shelf Registration Statement on Form S-3 or any equivalent or successor form or forms.

(d)Unless otherwise specifically stated herein, the term “Shelf Registration Statement” shall refer individually to the initial Shelf Registration Statement and to each subsequent Shelf Registration Statement, if any, filed pursuant to Section 2.01(b) or Section 2.01(c).

(e)Subject to Section 2.03, the Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that the Shelf Registration Statement is available for the resale of all the Registrable Securities by the Holders until all of the Registrable Securities have ceased to be Registrable Securities (the “Effectiveness Period”).

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1 NTD: To be the 90th day following the Closing.

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(f)When effective, the Shelf Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in the Shelf Registration Statement, in the light of the circumstances under which such statements are made); provided, however, the Company shall have no such obligations or liabilities with respect to any information pertaining to any Holder furnished in writing to the Company by or on behalf of such Holder specifically for inclusion therein.

Section 2.02Underwritten Shelf Offering Requests.

a.In the event that any Holder or group of Holders elects to dispose of Registrable Shares under the Shelf Registration Statement pursuant to an Underwritten Offering and reasonably expects gross proceeds of at least $20,000,000 from such Underwritten Offering (including proceeds attributable to any Registrable Shares included in such Underwritten Offering by any Shelf Piggybacking Holders), the Company shall, at the request (a “Shelf Underwritten Offering Request”) of such Holder or Holders (in such capacity, a “Requesting Holder”), enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the underwriter or underwriters selected pursuant to Section 2.02(d) and shall take all such other reasonable actions as are requested by the Managing Underwriter of such Underwritten Offering and/or the Requesting Holders in order to expedite or facilitate the disposition of, subject to Section 2.02(c), such Registrable Shares and the Registrable Shares requested to be included by any Shelf Piggybacking Holder (a “Shelf Underwritten Offering”); provided, however, that the Company shall have no obligation to facilitate or participate in more than one Shelf Underwritten Offering in any 180-day period or more than two Shelf Underwritten Offerings per calendar year.

b.If the Company receives a Shelf Underwritten Offering Request, it will give written notice of such proposed Shelf Underwritten Offering to each Holder (other than the Requesting Holder), which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the related Underwritten Offering Filing and, if known, the number of Registrable Shares that are proposed to be included in such Shelf Underwritten Offering, and of such Holders’ rights under this Section 2.02(b). Such notice shall be given promptly (and in any event at least five (5) Business Days before the filing of the Underwritten Offering Filing or two (2) Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering); provided, that if the Shelf Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company and the Requesting Holder in writing that the giving of notice pursuant to this Section 2.02(b) would adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Shares in such bought or overnight Underwritten Offering); and provided further, that the Company shall not so notify (or be required to so notify) any such other Holder that has notified the Company (and not revoked such notice) requesting that such Holder not receive notice from the Company of any proposed Shelf Underwritten Offering. Each such Holder shall then have four (4) Business Days (or one (1) Business Day in the case of a bought or overnight Underwritten Offering) after the date on which the Company delivered the notice pursuant to this Section 2.02(b) to request inclusion of Registrable Shares in the Shelf Underwritten Offering (which request shall specify the maximum number of Registrable Shares intended to be disposed of by such Holder and include such other information as is requested pursuant to clause (i) of Section 2.05(c)) (any such Holder making such request, a “Shelf Piggybacking Holder”). If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Shelf Underwritten Offering.

c.If the Managing Underwriter of the Shelf Underwritten Offering shall inform the Company and the Requesting Holders in writing, with a copy to be provided upon request to any Shelf Piggybacking Holder, of its belief that the number of Registrable Shares requested to be included in such Shelf Underwritten Offering by the Requesting Holders and any Shelf Piggybacking Holders (and any other shares of Common Stock requested to be included by any other Persons having registration rights with respect to such offering) would materially adversely affect such offering, then the Company shall include in the applicable Underwritten Offering Filing, to the extent of the total number of Registrable Shares that the Company is so advised can be sold in such Shelf Underwritten Offering without so materially adversely affecting such offering (the “Section 2.02 Maximum Number of Shares”), Registrable Shares in the following priority:

i.First, all Registrable Shares that the Requesting Holder and Shelf Piggybacking Holders requested to be included therein (the “Requesting Holder and Shelf Piggybacking Holder Securities”) (pro rata among the Requesting Holders and Shelf Piggybacking Holders based on the number of Registrable Shares each requested to be included); and

ii.Second, to the extent that the number of Requesting Holder and Shelf Piggybacking Holder Securities is less than the Section 2.02 Maximum Number of Shares, the shares of Common Stock requested to be included by any other Persons having registration rights with respect to such offering, pro rata among such other Persons based on the number of shares of Common Stock each requested to be included.

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d.The Company shall select the Managing Underwriter and any other underwriters in connection with such Shelf Underwritten Offering. The Requesting Holders shall determine the pricing of the Registrable Shares offered pursuant to any Shelf Underwritten Offering and the applicable underwriting discounts and commissions, subject to Section 2.03.

Section 2.03    Delay and Suspension Rights.

Notwithstanding any other provision of this Agreement, the Company may (a) delay filing or effectiveness of the Shelf Registration Statement (or any amendment thereto) or effecting a Shelf Underwritten Offering or (b) suspend the Holders’ use of any prospectus that is a part of a Shelf Registration Statement upon written notice to each Holder whose Registrable Securities are included in such Shelf Registration Statement (provided that in no event shall such notice contain any material non-public information regarding the Company) (in which event such Holder shall immediately discontinue sales of Registrable Securities pursuant to such Registration Statement but may settle any then-contracted sales of Registrable Securities), in each case for a period of up to 60 days, if the Company determines (i) that such delay or suspension is in the best interest of the Company and its stakeholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company, or any proposed financing, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Company), (ii) that such registration, offering or the use of any prospectus that is a part of a Shelf Registration Statement would render the Company unable to comply with applicable securities laws (including because of requirements to produce financial statements with regard to acquired businesses) or (iii) that such registration or offering would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential (any such period, a “Suspension Period”); provided, however, that in no event shall any Suspension Periods collectively exceed an aggregate of 90 days in any twelve-month period.
Section 2.04    Piggyback Registration Rights.

a.Subject to Section 2.04(c), if the Company at any time proposes to file an Underwritten Offering Filing for an Underwritten Offering of shares of Common Stock for its own account or for the account of any other Persons who have or have been granted registration rights (a “Piggyback Underwritten Offering”), it will give written notice of such Piggyback Underwritten Offering to each Holder, which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the Underwritten Offering Filing and, if known, the number of shares of Common Stock that are proposed to be included in such Piggyback Underwritten Offering, and of such Holders’ rights under this Section 2.04(a). Such notice shall be given promptly (and in any event at least five (5) Business Days before the filing of the Underwritten Offering Filing or two (2) Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering); provided, that if the Piggyback Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company in writing that the giving of notice pursuant to this Section 2.04(a) would adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Shares in such bought or overnight Underwritten Offering). Each such Holder shall then have four (4) Business Days (or one (1) Business Day in the case of a bought or overnight Underwritten Offering) after the date on which the Holders received notice pursuant to this Section 2.04(a) to request inclusion of Registrable Shares in the Piggyback Underwritten Offering (which request shall specify the maximum number of Registrable Shares intended to be disposed of by such Holder and include such other information as is requested pursuant to clause (i) of Section 2.05(c)) (any such Holder making such request, a “Piggybacking Holder”). If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Piggyback Underwritten Offering. Subject to Section 2.04(c), the Company shall use commercially reasonable efforts to include in the Piggyback Underwritten Offering all Registrable Shares that the Company has been so requested to include by the Piggybacking Holders; provided, however, that if, at any time after giving written notice of a proposed Piggyback Underwritten Offering pursuant to this Section 2.04(a) and prior to the execution of an underwriting agreement with respect thereto, the Company or such other Persons who have or have been granted registration rights, as applicable, shall determine for any reason not to proceed with or to delay such Piggyback Underwritten Offering, the Company shall give written notice of such determination to the Piggybacking Holders (which such Holders will hold in strict confidence) and (i) in the case of a determination not to proceed, shall be relieved of its obligation to include any Registrable Shares in such Piggyback Underwritten Offering (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay, shall be permitted to delay inclusion of any Registrable Shares for the same period as the delay in including the shares of Common Stock to be sold for the Company’s account or for the account of such other Persons who have or have been granted registration rights, as applicable.

b.Each Holder shall have the right to withdraw its request for inclusion of its Registrable Shares in any Piggyback Underwritten Offering at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company of its request to withdraw; provided, that such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the Piggyback Registration as to which such withdrawal was made.

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c.The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.04 at any time in its sole discretion whether or not any Holder has elected to include Registrable Securities in such Registration Statement.

d.If the Managing Underwriter of the Piggyback Underwritten Offering shall inform the Company of its belief that the number of Registrable Shares requested to be included in such Piggyback Underwritten Offering, when added to the number of shares of Common Stock proposed to be offered by the Company or such other Persons who have or have been granted registration rights (and any other shares of Common Stock requested to be included by any other Persons having registration rights on parity with the Piggybacking Holders with respect to such offering), would materially adversely affect such offering, then the Company shall include in such Piggyback Underwritten Offering, to the extent of the total number of securities which the Company is so advised can be sold in such offering without so materially adversely affecting such offering (the “Section 2.04 Maximum Number of Shares”), shares of Common Stock in the following priority:

i.First, if the Piggyback Underwritten Offering is for the account of the Company, all shares of Common Stock that the Company proposes to include for its own account (the “Company Securities”) or, if the Piggyback Underwritten Offering is for the account of any other Persons who have or have been granted registration rights, all shares of Common Stock that such Persons propose to include (the “Other Securities”); and

ii.Second, if the Piggyback Underwritten Offering is for the account of the Company, to the extent that the number of Company Securities is less than the Section 2.04 Maximum Number of Shares, the shares of Common Stock requested to be included by the Piggybacking Holders; and holders of any other shares of Common Stock requested to be included by Persons having rights of registration on parity with the Piggybacking Holders with respect to such offering, pro rata among the Piggybacking Holders and such other holders based on the number of shares of Common Stock each requested to be included and, if the Piggyback Underwritten Offering is for the account of any other Persons who have or have been granted registration rights, to the extent that the number of Other Securities is less than the Section 2.04 Maximum Number of Shares, the shares of Common Stock requested to be included by the Piggybacking Holders, pro rata among the Piggybacking Holders.

e.The Company or the other Persons who have or have been granted registration rights initiating such Piggyback Underwritten Offering (if so entitled pursuant to such registration rights), as applicable, shall select the underwriters in any Piggyback Underwritten Offering and shall determine the pricing of the shares of Common Stock offered pursuant to any Piggyback Underwritten Offering, the applicable underwriting discounts and commissions and the timing of any such Piggyback Underwritten Offering.

Section 2.05    Participation in Underwritten Offerings.

a.In connection with any Underwritten Offering contemplated by Section 2.02 or Section 2.04, the underwriting agreement into which each Selling Holder and the Company shall enter into shall contain such representations, covenants, indemnities (subject to Section 2.10) and other rights and obligations as are customary in Underwritten Offerings by the Company. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties, agreements or indemnities regarding such Selling Holder, such Selling Holder’s title in the securities being registered on its behalf, the Selling Holder’s authority to enter into such underwriting agreement and to sell, and information provided by such Selling Holder for inclusion in the Registration Statement relating thereto and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law.

b.Any participation by Holders in a Piggyback Underwritten Offering shall be in accordance with the plan of distribution of (i) the Company, if such Piggyback Underwritten Offering is for the account of the Company, or (ii) any other Persons who have or have been granted registration rights, if the Piggyback Underwritten Offering is for the account of such other Persons.

c.In connection with any Piggyback Underwritten Offering in which any Holder has the right to include Registrable Shares pursuant to Section 2.04, such Holder agrees (i) to supply any information reasonably requested by the Company in connection with the preparation of a Registration Statement and/or any other documents relating to such registered offering (including a Selling Holder Questionnaire) and (ii) to execute and deliver any agreements and instruments being executed by all holders on substantially the same terms reasonably requested by the Company or the Managing Underwriter, as applicable, to effectuate such registered offering, including, without limitation, underwriting agreements (subject to Section 2.05(a)), custody agreements, lock-up agreements pursuant to which such Holder agrees not to sell or purchase any securities of the Company for the same period of time following the registered offering as is agreed to by the Company and the other participating holders or such shorter period as the Managing Underwriter shall agree to, powers of attorney and questionnaires.

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d.If the Company or the Managing Underwriter, as applicable, requests that the Holders take any of the actions referred to in clause (ii) of Section 2.05(c), the Holders shall take such action promptly but in any event within two (2) Business Days following the date of such request.

Section 2.06    Registration and Sale Procedures.

In connection with its obligations under this Article II and with respect to each Registration Statement that includes Registrable Securities, the Company will:
a.as promptly as reasonably practicable prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;

b.use commercially reasonable efforts to make available to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement, any prospectus used in connection therewith or any amendment thereto, upon its reasonable request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder reasonably in advance of any such filing with respect to such information prior to filing the Registration Statement, prospectus or amendment thereto, and (ii) such number of copies of the Registration Statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered thereby;

c.if applicable, use commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify, take any action that would subject the Company to any material tax in any such jurisdiction where it is not then so subject, or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

d.promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any prospectus or prospectus supplement thereto;

e.(i) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (A) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which such statements were made); (B) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or the initiation of any proceedings for that purpose; or (C) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction; and (ii) subject to Section 2.03, following the provision of such notice, as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

f.upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to the Registration Statement;

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g.otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

h.use commercially reasonable efforts to cause all such Registrable Shares registered pursuant to this Agreement to be listed on the principal securities exchange or nationally recognized quotation system on which the Common Stock is then listed;
i.use commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

j.provide a transfer agent and registrar for all Registrable Shares covered by such registration statement not later than the effective date of the Registration Statement;

k.if requested by a Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests in writing to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering, and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

l.in connection with an Underwritten Offering, use commercially reasonable efforts to provide to each Selling Holder a copy of any auditor “comfort” letters, customary legal opinions or reports of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company, in each case that have been provided to the Managing Underwriter in connection with the Underwritten Offering; and

m.make available upon reasonable notice at reasonable times and for reasonable periods for inspection by any Selling Holder of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided, that the Company need not disclose any non-public information to any such person unless and until such person has entered into a confidentiality agreement with the Company.

Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (e) of this Section 2.06, shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.06 or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.
Section 2.07    Cooperation by Holders.

The Company shall have no obligation to include Registrable Securities of a Holder in a Registration Statement who has failed to furnish, (i) within five (5) Business Days of a request by the Company, such information that the Company determines, after consultation with its counsel, is reasonably required in order for the Registration Statement or prospectus supplement, as applicable, to comply with the Securities Act or (ii) the items required pursuant to Section 2.05(c). The Company may require each Holder to furnish to the Company a written statement as to the aggregate principal amount of Second Lien Notes and/or the number of shares of Common Stock beneficially owned by such Holder. Without limiting the foregoing, with respect to the Shelf Registration Statement, each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex A (a “Selling Holder Questionnaire”) on a date that is not less than ten (10) Business Days after the Closing or three (3) Business Days following the date on which such Holder receives draft materials in accordance with Section 2.06(b).

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Section 2.08    Restrictions on Public Sales by Holders.

If requested by the Managing Underwriter, each Holder agrees not to effect any public sale or distribution of Registrable Shares for a period of up to 90 days following completion of an Underwritten Offering of equity securities by the Company; provided that (i) the Company gives written notice to such Holder of the date of the commencement and termination of such period with respect to any such Underwritten Offering and (ii) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters of such Underwritten Offering on the Company or on the officers or directors or any other shareholder of the Company on whom a restriction is imposed and (iii) the restrictions set forth in this Section 2.08 shall not apply to any Registrable Shares that are included in such Underwritten Offering by such Selling Holder; provided further, that this Section 2.08 shall not apply to any Holder that, together with such Holder’s Affiliates, holds less than 5% of the outstanding shares of Common Stock.
Section 2.09    Expenses.
The Company will pay all reasonable Registration Expenses as determined in good faith. Each Selling Holder shall bear or pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.
Section 2.10    Indemnification and Contribution.

a.Indemnification by the Company. The Company will indemnify and hold harmless each Selling Holder, its directors, officers managers, employees, investment managers, agents and Affiliates and each other Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities, joint or several (collectively, “Losses”) to which such Selling Holder or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or any preliminary prospectus, free writing prospectus or final prospectus contained therein or related thereto, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statements were made), or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulations promulgated under the Securities Act, or the Exchange Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance required under this Agreement, and the Company will reimburse such Selling Holder and each such director, officer, manager, employee, investment manager, agent, Affiliate and controlling person for reasonably and documented legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Losses, actions or proceedings (collectively, “Expenses”); provided that the Company shall not be liable in any such case to the extent that (i) any such Losses or Expenses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, free writing prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company in writing or electronically by or on behalf of such Selling Holder expressly for use in the preparation thereof, (ii) the Selling Holder continued to use a Registration Statement or Prospectus after the Company notified such Selling Holder to cease such use pursuant to Section 2.06(e) or (iii) the Company provided a corrected, supplemented or amended Registration Statement or Prospectus but the Selling Holder continued to use the then outdated or uncorrected Registration Statement or Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer or controlling person and shall survive the transfer of such securities by such Selling Holder.

b.Indemnification by Selling Holders. Each Selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each director of the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange from and against any Losses to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, and will reimburse them for any Expenses reasonably incurred by any of them (in each case in the same manner and to the same extent as set forth in Section 2.10(a)), insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) or Expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or any preliminary prospectus, free writing prospectus or final prospectus contained therein or related thereto, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statements were made), if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing or electronically by or on behalf of such Selling Holder expressly for use in the preparation thereof (it being understood that any Selling Holder Questionnaire furnished by such Selling Holder is furnished expressly for this purpose). Such indemnity shall remain in full force

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and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Selling Holder.

c.Notices of Claims; Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.10(a) or Section 2.10(b), such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing (provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.10, except to the extent the Indemnifying Party is actually prejudiced by such failure to give notice), and the Indemnifying Party shall be entitled to participate in such proceeding and, unless in the reasonable opinion of outside counsel to the Indemnified Party a conflict of interest between the Indemnified Party and Indemnifying Party may exist in respect of such claim, to assume the defense thereof jointly with any other Indemnifying Party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other Expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the Indemnifying Party fails to assume the defense or employ counsel reasonably satisfactory to the Indemnified Party, (ii) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party that are not available to the Indemnifying Party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties (plus one firm of local counsel for all Indemnified Parties in each relevant jurisdiction)), and the Indemnifying Party shall be liable for any Expenses therefor. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

d.Contribution.

i.If the indemnification provided for in this Section 2.10 is unavailable to an Indemnified Party in respect of any Losses in respect of which indemnity is to be provided hereunder, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company (on the one hand) and any Selling Holder (on the other hand) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

ii.The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 2.10(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2.10(d)(i). The amount paid or payable by an Indemnified Party as a result of the Losses referred to in Section 2.10(d)(i) shall be deemed to include, subject to the limitations set forth above, any Expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

e.Limitation of Holders’ Liability. Notwithstanding the provisions of this Section 2.10, no Holder shall be liable for indemnification or contribution pursuant to this Section 2.10 for any amount in excess of the net proceeds received by such Holder from the sale of Registrable Securities pursuant to a Registration Statement.

f.Indemnification Payments. The indemnification and contribution required by this Section 2.10 shall be made by periodic payments of the amount of any such Losses or Expenses as and when bills are received or such Losses or Expenses are incurred.

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Section 2.11    Rule 144 Reporting.

With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, to the extent it shall be required to do so under the Exchange Act, the Company agrees to use its reasonable best efforts to:
a.make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

b.file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

c.so long as a Holder owns any Registrable Securities, furnish, unless otherwise available via EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

Section 2.12    Transfer or Assignment of Registration Rights.

The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Article II may be transferred or assigned by the Holders only to one or more Permitted Transferees; provided, however, that (a) the Company is given written notice prior to such transfer or assignment, stating the name and address of each such Permitted Transferee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned and (b) each such Permitted Transferee assumes in writing responsibility for its portion of the obligations of the transferor under this Agreement.
Section 2.13    Other Registration Rights.

From and after the date hereof, the Company shall not, without the prior written consent of the Majority Holders, enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company for the Holders on a basis other than expressly subordinate to the piggyback rights of the Holders hereunder.
ARTICLE III
MISCELLANEOUS

Section 3.01    Communications.

All notices and other communications provided for or permitted hereunder shall be made in writing by electronic mail, courier service or personal delivery:
(g)if to a Holder, to such Holder at its address set forth in its Administrative Questionnaire or provided pursuant to Section 2.12, as applicable; and

(h)if to the Company, to it at:

Northern Oil and Gas, Inc.
601 Carlson Pkwy - Suite 990
Minnetonka, Minnesota 55305
Attention: Chief Financial Officer
Fax: 952-476-9801

; or, in each case, to such other address for such party as shall have been communicated by such party by like notice.
All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent by electronic mail; and when actually received, if sent by courier service.

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Section 3.02    Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein; provided, however, that all or any portion of the rights and obligations of any Holder under this Agreement may be transferred or assigned by such Holder only in accordance with Section 2.12.
Section 3.03    Recapitalization, Exchanges, Etc. Affecting the Shares.

The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Shares, and shall be appropriately adjusted for combinations, share splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement.
Section 3.04    Aggregation of Registrable Securities.

All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.
Section 3.05    Specific Performance.

Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.
Section 3.06    Counterparts.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.
Section 3.07    Headings.
The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
Section 3.08    Governing Law.

THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT), WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION AGAINST ANY PARTY RELATING TO THE FOREGOING SHALL BE BROUGHT IN ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE STATE OF NEW YORK, AND THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED WITHIN THE STATE OF NEW YORK OVER ANY SUCH ACTION. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH DISPUTE BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH OF THE PARTIES HERETO AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

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Section 3.09    Severability of Provisions.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.
Section 3.10    Entire Agreement.

This Agreement, the Exchange Agreement and the other Transaction Documents (as defined in the Exchange Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
Section 3.11    Amendment.

This Agreement may be amended only by means of a written amendment signed by the Company and the Holder or Holders of more than fifty percent (50%) of (a) the aggregate number of Registrable Shares or (b) the aggregate principal amount of Registrable Notes; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.
Section 3.12    No Presumption.

If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.
Secction 3.13    Obligations Limited to Parties to Agreement.

Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Holders and the Company shall have any obligation hereunder and that, notwithstanding that one or more of the Holders may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Holders under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of a Holder hereunder.
Section 3.14    Independent Nature of Holders’ Obligations.

The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

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Section 3.15    Interpretation.

Article and Section references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Holder under this Agreement, such action shall be in such Holder’s sole discretion unless otherwise specified.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

COMPANY: NORTHERN OIL AND GAS, INC. By: Name: Title:

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

SEVERALLY AND NOT JOINTLY FOR EACH ENTITY LISTED BELOW: [HOLDERS] By: Name: Title:

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Annex A

NORTHERN OIL AND GAS, INC.
Selling Holder Notice and Questionnaire
The undersigned beneficial owner of Second Lien Notes and/or Common Stock, as applicable (the “Registrable Securities”), of Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.
NOTICE
The undersigned beneficial owner (the “Selling Holder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.
The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:
QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Holder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Holder:

Telephone:
Fax:
Contact Person:

3.	Broker-Dealer Status:

a.	Are you a broker-dealer?
Yes ☐ No ☐

b.	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐ No ☐
Note: If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

c.	Are you an affiliate of a broker-dealer?
Yes ☐ No ☐

d.
If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐
Note: If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Holder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Exchange Agreement.

a.	Type and Amount of other securities beneficially owned by the Selling Holder:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past two years.
State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner: By: Name: Title:
PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:
Northern Oil and Gas, Inc.
601 Carlson Pkwy - Suite 990
Minnetonka, Minnesota 55305
Attention: Chief Financial Officer
Fax: 952-476-9801

EXHIBIT E TO EXCHANGE AGREEMENT

CERTIFICATE OF INCORPORATION
OF
NORTHERN OIL AND GAS, INC.

ARTICLE ONE

The name of this corporation is Northern Oil and Gas, Inc. (the “Corporation”).
ARTICLE TWO

The registered office of the Corporation in the State of Delaware is located at [1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801]. The name of its registered agent at such address is [The Corporation Trust Company].
ARTICLE THREE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “Delaware General Corporation Law”).
ARTICLE FOUR

Section 1Authorized Shares. The total number of shares of all classes of capital stock that the Corporation has authority to issue is 455,000,000 shares, consisting of:

(a)5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”); and

(b)450,000,000 shares of Common Stock, par value $0.001 per share (the “Common Stock”).

The Preferred Stock and the Common Stock shall have the rights, preferences and limitations set forth below.
Section 2Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) is authorized, to provide by resolution or resolutions from time to time for the issuance, out of the authorized but unissued shares of Preferred Stock, of all or any of the shares of Preferred Stock in one or more series, and to establish the number of shares to be included in each such series, and to fix the voting powers (full, limited or no voting powers), designations, powers, preferences, and relative, participating, optional or other rights, if any, and any qualifications, limitations or restrictions thereof, or such series, including, without limitation, that any such series may be (i) subject to redemption at such time or times and at such price or prices, (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of capital stock, (iii) entitled to such rights upon the liquidation, dissolution or winding up of, or upon any distribution of the assets of, the Corporation or (iv) convertible into, or exchangeable for, shares of any other class or classes of capital stock, or of any other series of the same class of capital stock, of the Corporation at such price or prices or at such rates and with such adjustments; all as may be stated in such resolution or resolutions, which resolution or resolutions shall be set forth on a certificate of designations filed with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law. Except as otherwise provided in this Certificate of Incorporation (the “Certificate of Incorporation”), no vote of the holders of Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation. Notwithstanding the provisions of Section 242(b)(2) of the Delaware General Corporation Law, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote, without the separate vote of the holders of the Preferred Stock as a class. Subject to Section 1 of this ARTICLE FOUR, the Board of Directors is also expressly authorized to increase or decrease the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. Unless otherwise expressly provided in the certificate of designations in respect of any series of Preferred Stock, in case the number of shares of such series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Section 3Common Stock.

(a)Voting Rights. Except as otherwise provided by the Delaware General Corporation Law or this Certificate of Incorporation and subject to the rights of holders of Preferred Stock, all of the voting power of the stockholders of the Corporation shall be vested in the holders of the Common Stock, and each holder of Common Stock shall have one vote for each share held by such holder on all matters voted upon by the stockholders of the Corporation. Notwithstanding any other provision of this Certificate of Incorporation to the contrary, the holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation in respect of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separate or together as a class with the holders of one or more such other series, to vote thereon pursuant to this Certificate of Incorporation or the Delaware General Corporation Law.

(b)Dividends. Subject to the rights of the holders of any series of Preferred Stock, and to the other provisions of this Certificate of Incorporation, holders of Common Stock shall be entitled to receive equally, on a per share basis, such dividends and other distributions in cash, securities or other property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

(c)Liquidation Rights. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the Corporation’s debts and subject to the rights of the holders of shares of any series of Preferred Stock upon such dissolution, liquidation or winding up, the remaining net assets of the Corporation shall be distributed among holders of shares of Common Stock equally on a per share basis. A merger or consolidation of the Corporation with or into any other corporation or entity, or a sale, lease, exchange, conveyance or other disposition of all or any part of the assets of the Corporation shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Section 3(c).

(d)Conversion Rights. The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of the Corporation’s capital stock.

(e)Preemptive Rights. No holder of shares of Common Stock shall be entitled to preemptive or subscription rights pursuant to this Certificate of Incorporation.

ARTICLE FIVE

The Corporation shall have perpetual existence.
ARTICLE SIX

The name and mailing address of the sole incorporator are as follows:
NAME                        MAILING ADDRESS
[•]                        [•]

ARTICLE SEVEN

Section 1Board of Directors, Number and Term. Unless otherwise provided by this Certificate of Incorporation or the Delaware General Corporation Law, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Subject to any rights of the holders of Preferred Stock to elect additional directors under specified circumstances, the number of directors which shall constitute the Board of Directors shall be fixed from time to time by resolution adopted by the Board of Directors. No decrease in the number of directors shall shorten the term of any incumbent director.

Section 2Term of Office. Subject to the rights of the holders of any series of Preferred Stock, the directors of the Corporation shall hold office until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation, removal or retirement. Elections of directors need not be by written ballot unless the bylaws of the Corporation (as the same may be amended and/or restated from time to time, the “Bylaws”) shall so provide.

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Section 3Newly-Created Directorships and Vacancies. Subject to the rights of the holders of any series of Preferred Stock, any newly created directorships resulting from any increase in the number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause shall be filled exclusively by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by the sole remaining director, and shall not be filled by stockholders. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office and until his or her successor is duly elected and qualified, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until his or her successor is duly elected and qualified, or, in each case, his or her earlier death, resignation, removal or retirement.

Section 4Removal of Directors. Subject to the rights of the holders of any series of Preferred Stock, any director may be removed from office at any time, at a meeting called for that purpose, by the affirmative vote of the holders of at least 75% of the voting power of all outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

Section 5Rights of Holders of Preferred Stock. Notwithstanding the provisions of this ARTICLE SEVEN, whenever the holders of one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately or together by series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorship shall be governed by the rights of such Preferred Stock as set forth in the certificate of designations or certificates of designations governing such series.

Section 6No Cumulative Voting. Except as may otherwise be set forth in the resolution or resolutions of the Board of Directors providing the issue of one or more series of Preferred Stock, and then only with respect to such series of Preferred Stock, cumulative voting in the election of directors is specifically denied.

ARTICLE EIGHT

Section 1Limitation of Liability. To the fullest extent permitted by the Delaware General Corporation Law as it now exists or may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty or other act or omission as a director; provided, however, that nothing contained in this ARTICLE EIGHT shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) pursuant to the provisions of Section 174 of the Delaware General Corporation Law, or (d) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended hereafter to permit the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this Section 1 of ARTICLE EIGHT shall not adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring at or prior to the time of such repeal or modification.

Section 2Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise subject to or involved in any claim, demand, action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (an “Indemnitee”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified by the Corporation to the fullest extent permitted or required by the Delaware General Corporation Law and any other applicable law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith (“Indemnifiable Losses”); provided, however, that, except as provided in Section 5 of this ARTICLE EIGHT with respect to Proceedings to enforce rights to indemnification, the Corporation shall indemnify any such Indemnitee pursuant to this Section 2 in connection with a Proceeding (or part thereof) initiated by such Indemnitee only if such Proceeding (or part thereof) was authorized by the Board of Directors.

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Section 3Right to Advancement of Expenses. The right to indemnification conferred in Section 2 of this ARTICLE EIGHT shall include the right to advancement by the Corporation of any and all expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending any such Proceeding in advance of its final disposition (an “Advancement of Expenses”); provided, however, that, if the Delaware General Corporation Law so requires, an Advancement of Expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including without limitation service to an employee benefit plan) shall be made pursuant to this Section 3 only upon delivery to the Corporation of an undertaking (an “Undertaking”), by or on behalf of such Indemnitee, to repay, without interest, all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (a “Final Adjudication”) that such Indemnitee is not entitled to be indemnified for such expenses under this Section 3. An Indemnitee’s right to an Advancement of Expenses pursuant to this Section 3 is not subject to the satisfaction of any standard of conduct and is not conditioned upon any prior determination that Indemnitee is entitled to indemnification under Section 2 of this ARTICLE EIGHT with respect to the related Proceeding or the absence of any prior determination to the contrary.

Section 4Contract Rights. The rights to indemnification and to the Advancement of Expenses conferred in Sections 2 and 3 of this ARTICLE EIGHT shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.

Section 5Right of Indemnitee to Bring Suit. If a claim under Section 2 or 3 of this ARTICLE EIGHT is not paid in full by the Corporation within 60 calendar days after a written claim has been received by the Corporation, except in the case of a claim for an Advancement of Expenses, in which case the applicable period shall be 20 calendar days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an Advancement of Expenses pursuant to the terms of an Undertaking, the Indemnitee shall be entitled to the fullest extent permitted or required by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader reimbursements of prosecution or defense expenses than such law permitted the Corporation to provide prior to such amendment), to be paid also the expense of prosecuting or defending such suit.

Section 6Non-Exclusivity of Rights. The rights to indemnification and to the Advancement of Expenses conferred in this ARTICLE EIGHT shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. Nothing contained in this ARTICLE EIGHT shall limit or otherwise affect any such other right or the Corporation’s power to confer any such other right.

Section 7Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

Section 8No Duplication of Payments. The Corporation shall not be liable under this ARTICLE EIGHT to make any payment to an Indemnitee in respect of any Indemnifiable Losses to the extent that the Indemnitee has otherwise actually received payment (net of any expenses incurred in connection therewith and any repayment by the Indemnitee made with respect thereto) under any insurance policy or from any other source in respect of such Indemnifiable Losses.

ARTICLE NINE

Section 1.Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation at a duly called annual or special meeting of stockholders of the Corporation may be effected by unanimous consent in writing by such stockholders.

Section 2.Annual Meetings of Stockholders. Except as otherwise expressly provided by law, the annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined exclusively by resolution of the Board of Directors in its sole and absolute discretion. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders at any meeting of stockholders shall be given in the manner provided in the Bylaws.

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Section 3.Special Meetings of Stockholders. Subject to any special rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation shall be called exclusively by or at the direction of the Board of Directors pursuant to a written resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies and shall not be called by stockholders. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

ARTICLE TEN

Section 1.Certificate of Incorporation. The Corporation reserves the right at any time from time to time to alter, amend, repeal or change any provision contained in this Certificate of Incorporation, and to adopt any other provision authorized by the Delaware General Corporation Law, in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights, preferences and privileges conferred upon stockholders, directors and other persons herein are granted subject to this reservation.

Section 2.Bylaws. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws without any action on the part of the stockholders. Any adoption, alteration, amendment or repeal of the Bylaws by the Board of Directors shall require the approval of a majority of the Board of Directors then in office, provided a quorum is otherwise present. Any Bylaws adopted or amended by the Board of Directors, and any powers conferred thereby, may be amended, altered or repealed by the stockholders.

ARTICLE ELEVEN

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have subject-matter jurisdiction, another state or federal court within the State of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the Delaware General Corporation Law, the Certificate of Incorporation or Bylaws or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. If any stockholder files an action within the scope of the preceding sentence in a court other than a court located within the State of Delaware (a “Foreign Action”), such stockholder shall be deemed to have consented to (a) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation (including, without limitation, shares of Common Stock) shall be deemed to have notice of and to have consented to the provisions of this ARTICLE ELEVEN.
ARTICLE TWELVE

If any provision (or any part thereof) of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provision in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any section of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Certificate of Incorporation (including, without limitation, any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service or for the benefit of the Corporation to the fullest extent permitted by law.

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IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Incorporation on this [•] day of [•], 2018.

By: Name: [•] Title: Sole Incorporator

[Signature Page to Certificate of Incorporation - Northern Oil and Gas, Inc.]

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EXHIBIT F TO EXCHANGE AGREEMENT

OFFICER’S CERTIFICATE
OF
NORTHERN OIL AND GAS, INC.

_____________, 2018
This Officer’s Certificate (this “Certificate”) is delivered by Northern Oil and Gas, Inc., a Delaware corporation (the “Company”), to each of Noteholders (as defined therein), pursuant to Section 6(b)(iv) of that certain Exchange Agreement, dated January 31, 2018 (the “Exchange Agreement”), by and between the Company and the Noteholders. Capitalized terms used herein, and not otherwise defined herein, have the respective meanings given to such terms in the Exchange Agreement.
The undersigned officer of the Company hereby certifies on behalf of the Company, solely in his capacity as an authorized officer of the Company, and not in any individual capacity, as follows:

1.
Each of the representations and warranties of the Company contained in Section 4 were true and correct in all respects as of the date of the Exchange Agreement and as of the date of Closing, with the same force and effect as though made on and as of Closing.

2.
The Company has complied with and performed in all material respects all covenants and agreements required to be performed or complied with by it under the Exchange Agreement at or prior to the Closing, except for the covenants set forth in Section 2(a) of the Exchange Agreement (to the extent required to be complied with at or prior to the Closing), which the Company has performed and complied with in all respects.

3.	To the undersigned’s knowledge, as of the date of this Certificate, the condition specified in Section 6(b)(vii) of the Exchange Agreement is satisfied.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Company as of the date first stated above.

NORTHERN OIL AND GAS, INC. By: Name: Title:

[Signature Page to Officer’s Certificate of the Company]

EXHIBIT G TO EXCHANGE AGREEMENT

SOLVENCY CERTIFICATE
OF
NORTHERN OIL AND GAS, INC.

_____________, 2018
THE UNDERSIGNED HEREBY CERTIFIES, IN SUCH PERSON’S CORPORATE AND NOT INDIVIDUAL CAPACITY, ON BEHALF OF THE ISSUER AS FOLLOWS:
1.I am the Chief Financial Officer of Northern Oil and Gas, Inc. a Delaware corporation (the “Issuer”).

2.Reference is made to that certain Indenture, dated as of _____________, 2018 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), by and among the Issuer and _____________, as trustee and collateral agent. Capitalized terms used but not defined herein have the meanings assigned in the Indenture.

3.I have reviewed the definitions and provisions contained in the Indenture and the other Note Documents that are relevant to the matters certified by me in Paragraph 4 below, and, in my opinion, have made, or have caused to be made under my supervision, such examination or investigation as is necessary to enable me to express an informed opinion as to the matters referred to herein.

4.Based upon my review and examination described in Paragraph 3 above, I certify that as of the date hereof, after giving effect to the consummation of the “Transactions” as defined in, contemplated by and described in the Indenture and the other transactions contemplated by the Note Documents, (i) the aggregate assets (after giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement), at a fair valuation, of the Issuer, taken as a whole, will exceed the aggregate Debt (as defined in the Indenture) of the Issuer on a consolidated basis, as the Debt becomes absolute and matures, (ii) the Issuer will not have incurred or intended to incur, and will not believe that it will incur, Debt beyond its ability to pay such Debt (after taking into account the timing and amounts of cash to be received by the Issuer and the amounts to be payable on or in respect of its liabilities, and giving effect to amounts that could reasonably be received by reason of indemnity, offset, insurance or any similar arrangement) as such Debt becomes absolute and matures and (iii) the Issuer will not have (and will have no reason to believe that it will have thereafter) unreasonably small capital for the conduct of its business. For purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Company as of the date first stated above.

NORTHERN OIL AND GAS, INC. By: Name: Title:

[Signature page to Insolvency Certificate]

EXHIBIT H TO EXCHANGE AGREEMENT

Form of Joinder Agreement
This JOINDER AGREEMENT, dated as of _________________, 2018 (this “Joinder”), is delivered pursuant to that certain Exchange Agreement, dated as of January 31, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Exchange Agreement”), by and among Northern Oil and Gas, Inc., a Minnesota corporation (the “Company”), and the Noteholders named therein. Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Exchange Agreement.
1. The undersigned hereby represents and warrants to the Company that, as of the date hereof, the undersigned is the Beneficial Owner of $__________ aggregate principal amount of Notes, which were acquired from [Selling Noteholder].
2. The undersigned hereby represents and warrants to the Company that it is (i) either (A) an “accredited investor” as defined in Regulation D under the Securities Act or (B) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act and (ii) is not an affiliate of the Company within the meaning of Rule 144 under the Securities Act.
3. Upon the execution of this Joinder by the undersigned and delivery hereof to the Company, the undersigned hereby is and hereafter will be a Noteholder under the Exchange Agreement, with all the rights, privileges and responsibilities of a Noteholder thereunder. The undersigned hereby agrees that it shall comply with and be fully bound by the terms of the Exchange Agreement as if it had been a signatory thereto as of the date thereof.
4. All terms and conditions of the Exchange Agreement are hereby incorporated by reference in this Joinder as if set forth herein in full.
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IN WITNESS WHEREOF, the undersigned has executed this Certificate on behalf of the Company as of the date first stated above.

[NAME OF NEW PARTY] By: Name: Title:

Acknowledged and agreed as of the date first set forth above: NORTHERN OIL AND GAS, INC. By: Name: Title:

[Signature page to Joinder Agreement ]